UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]	Preliminary Proxy Statement

[_]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[x]	Definitive Proxy Statement

[_]	Definitive Additional Materials

[_]	Soliciting Material Under Rule 14a-12

EAGLE BULK SHIPPING INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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[_]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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Eagle Bulk Shipping Inc.
300 First Stamford Place, 5th Floor
Stamford, Connecticut 06902
(203) 276-8100

November 4, 2016

Dear Shareholder:

You are cordially invited to attend the 2016 Annual Meeting of Shareholders of Eagle Bulk Shipping Inc., which will be held at the offices of Akin Gump Strauss Hauer & Feld LLP, 44th Floor, One Bryant Park, New York, New York 10036 at 10:00 a.m., local time, on Thursday, December 15, 2016. On the following pages you will find the formal Notice of Annual Meeting and Proxy Statement.

The actions expected to be taken at the Annual Meeting are described in detail in the Company’s Proxy Statement.

Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted at the Annual Meeting. Accordingly, if you have elected to receive your proxy materials by mail, please date, sign and return the proxy card. If you received your proxy materials over the Internet, please vote by Internet or by telephone in accordance with the instructions provided in the Notice of Internet Availability of Proxy Materials that you will receive in the mail. If you decide to attend the meeting in person, you will be able to vote in person, even if you have previously submitted a proxy.

I hope that you will attend the meeting, and I look forward to seeing you there.

Sincerely, /s/ Paul M. Leand, Jr. Paul M. Leand, Jr. Chairman of the Board of Directors

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Eagle Bulk Shipping Inc.
300 First Stamford Place, 5th Floor
Stamford, Connecticut 06902
(203) 276-8100

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 15, 2016

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Annual Meeting”) of Eagle Bulk Shipping Inc., a Republic of the Marshall Islands corporation (“Eagle Bulk Shipping” or the “Company”), will be held on Thursday, December 15, 2016, at 10:00 a.m., local time, at the offices of Akin Gump Strauss Hauer & Feld LLP, 44th Floor, One Bryant Park, New York, New York 10036, for the following purposes:

1.	To elect seven Directors to the Board of Directors;

2.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year 2016;

3.	To approve the Company’s 2016 Equity Incentive Plan; and

4.	To transact such other business as may properly come before the Annual Meeting or at any adjournment or postponement thereof.

As of the date of this proxy statement, the Company has received no notice of any matters, other than those set forth above, that may properly be presented at the Annual Meeting. If any other matters are properly presented for consideration at the Annual Meeting, the persons named as proxies on the proxy card or their duly constituted substitutes acting at the Annual Meeting or at any adjournment or postponement of the Annual Meeting will be deemed authorized to vote the shares represented by proxy or otherwise act on such matters in accordance with their judgment.

The close of business on October 20, 2016 has been fixed as the record date for determining those shareholders entitled to vote at the Annual Meeting (the “Record Date”). Only shareholders of record as of the Record Date will be entitled to vote at the Annual Meeting or at any adjournments or postponements thereof. A list of such shareholders will be available at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting to be Held on December 15, 2016:

The proxy statement and 2015 Annual Report are available on the Internet at
http://materials.proxyvote.com/y2187A.

Whether or not you expect to attend the Annual Meeting in person, and no matter how many shares you own, please vote your shares as promptly as possible. Submitting a proxy now will help assure a quorum.

If you plan to attend in person, please arrive at least 30 minutes before the meeting begins in order to check in with security, where you will be asked to present valid picture identification such as a driver’s license or passport.

By Order of the Board of Directors, /s/ Frank De Costanzo Frank De Costanzo Chief Financial Officer and Secretary

Stamford, Connecticut

November 4, 2016

Eagle Bulk Shipping Inc.
300 First Stamford Place, 5th Floor
Stamford, Connecticut 06902
(203) 276-8100

__________________

PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD DECEMBER 15, 2016

__________________

This proxy statement is furnished to shareholders of Eagle Bulk Shipping Inc., a Republic of the Marshall Islands corporation (“Eagle Bulk Shipping” or the “Company”) in connection with the solicitation of proxies, in the accompanying form, by the Board of Directors of Eagle Bulk Shipping (each a “Director” and collectively the “Board of Directors”) for use in voting at the 2016 Annual Meeting of Shareholders (the “Annual Meeting”) to be held at the offices of Akin Gump Strauss Hauer & Feld LLP, 44th Floor, One Bryant Park, New York, New York 10036, on Thursday, December 15, 2016, at 10:00 a.m., local time, and at any adjournment or postponement thereof.

If you plan to attend in person, please arrive at least 30 minutes before the meeting begins in order to check in with security, where you will be asked to present valid picture identification such as a driver’s license or passport.

This proxy statement is first available to shareholders at http://materials.proxyvote.com/y2187A on or about November 4, 2016.

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING	1

PROPOSAL NO. 1: ELECTION OF DIRECTORS	7

Nominee Information	7
Recommendation of the Board of Directors	9

CORPORATE GOVERNANCE	10

Meetings of the Board of Directors	10
Director Independence	10
Director Terms	10
Committees of the Board of Directors	10
Nomination of Directors	11
Code of Ethics	12
Communications with the Board of Directors	12
Board of Directors Leadership Structure	12
The Role of the Board of Directors in Risk Oversight	13
Executive Sessions	14

EXECUTIVE OFFICERS	14

COMPENSATION DISCUSSION & ANALYSIS	15

Introduction	15
Compensation Objectives and Philosophy	15
How Our Compensation Decisions Are Made	16
Elements of the Company’s Executive Compensation Program	17

COMPENSATION COMMITTEE REPORT	20

2015 SUMMARY COMPENSATION TABLE	21

2015 Grants of Plan-Based Awards	22
Outstanding Equity Awards at Fiscal Year End 2015	22
Option Exercises and Stock Vested for Fiscal 2015	23
Retirement Benefits	23
Potential Payments Upon Termination Or Change-In-Control	24
Employment Agreements with the Executive Officers	25

2015 DIRECTOR COMPENSATION TABLE	28

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	28

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	29

Beneficial Ownership of Common Stock	30

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	32

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	32

Related Person Transaction Approval Policy	32

REPORT OF THE AUDIT COMMITTEE	35

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	36

Change in Independent Registered Public Accounting Firm	36
Fees to Independent Registered Public Accounting Firm	37
Pre-Approval Policy for Services Performed by Independent Auditor	37

PROPOSAL NO. 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	38

Recommendation of the Board of Directors	38

PROPOSAL NO. 3: APPROVAL OF 2016 EQUITY INCENTIVE PLAN	39

Background	39
Description of the 2016 Plan	39
New Plan Benefits	45
Federal Income Tax Considerations	46
Securities Authorized for Issuance Under Equity Compensation Plans	47
Recommendation of the Board of Directors	47

SHAREHOLDER PROPOSALS FOR THE 2017 ANNUAL MEETING OF SHAREHOLDERS	48

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS	48

OTHER MATTERS	49

EAGLE BULK SHIPPING INC. 2016 EQUITY INCENTIVE PLAN	A-1

Effective as of the opening of trading on August 5, 2016, the Company completed a 1 for 20 reverse stock split (the “Reverse Stock Split”) of its issued and outstanding shares of common stock, par value $0.01 per share (“Common Stock”), as previously approved by the Board of Directors and shareholders. Proportional adjustments were made to the Company’s issued and outstanding Common Stock and to its Common Stock underlying stock options and other Common Stock-based equity grants outstanding immediately prior to the effectiveness of the Reverse Stock Split as well as the applicable exercise price. In addition, proportional adjustments were made to the number of shares of Common Stock issuable upon exercise of outstanding warrants and to the exercise price of such warrants, pursuant to the terms thereof. No fractional shares were issued in connection with the Reverse Stock Split, and shareholders who would have received a fractional share of Common Stock in connection with the Reverse Stock Split instead received a cash payment in lieu of such fractional share. All references to Common Stock and all per share data (including with respect to grants made under the Company’s 2014 Equity Incentive Plan) contained in this proxy statement have been retrospectively adjusted to reflect the Reverse Stock Split.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why did I receive a notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?

Pursuant to the rules of the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the Internet. We believe that by electing to provide access to our proxy materials over the Internet, we will reduce the amount of natural resources used in connection with the distribution of our proxy materials and our Annual Meeting. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our shareholders of record and beneficial owners. All shareholders will have the ability to access the proxy materials on a website referred to in the Notice or request to receive by mail a printed set of the proxy materials, at no charge. Shareholders who have already requested to receive paper copies of our proxy materials will receive a full set of our proxy materials, including our proxy card, in the mail and will not receive the Notice.

You may request that a copy of the proxy materials be sent to you at no charge by sending a written request to Frank De Costanzo, Secretary of Eagle Bulk Shipping Inc., at 300 First Stamford Place, 5th Floor, Stamford, Connecticut 06902, telephone (203) 276-8100. You may also indicate a preference for receiving an electronic or paper copy of proxy materials for future shareholder meetings by notification to the same address or by following the instructions on the website referred to in the Notice.

Why didn’t I receive a Notice in the mail?

We are providing shareholders who have previously requested to receive paper copies of the proxy materials with paper copies instead of a Notice.

We are providing a Notice e-mail to those shareholders who have previously elected delivery of the proxy materials electronically. Those shareholders should have received an e-mail containing a link to the website where our proxy materials are available and a link to the proxy voting website.

Why am I receiving these proxy materials?

Our Board of Directors has made these proxy materials available to you on the Internet, or, upon your request, has delivered printed versions to you by mail, in connection with the Board of Directors’ solicitation of proxies for use at the Annual Meeting. You are invited to attend the Annual Meeting and are requested to vote on the proposals described in this proxy statement.

What is included in these proxy materials?

These materials include:

●	our proxy statement for the Annual Meeting; and

●	our Annual Report on Form 10-K, filed with the SEC on March 31, 2016, which includes our audited consolidated financial statements for the fiscal year ended December 31, 2015 (the “Annual Report”).

If you request printed versions of these proxy materials by mail, these materials will also include the proxy card for the Annual Meeting.

How can I get electronic access to the proxy materials?

Your Notice or proxy card will contain instructions on how to:

●	view our proxy materials for the Annual Meeting on the Internet; and

●	instruct us to send our future proxy materials to you electronically by e-mail.

Can I find additional information on the Company’s website?

Our website is www.eagleships.com. Although the information contained on our website is not part of this proxy statement, you can view additional information on the website, such as our Third Amended and Restated Articles of Incorporation (the “Articles of Incorporation”) and Second Amended and Restated By-Laws (the “By-laws”). The Company also makes available on its website its annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to these reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as soon as reasonably practicable after the Company electronically files such material with, or furnishes it to, the SEC. You may read and copy any document we file with the SEC at the SEC’s public reference facilities maintained by the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at (800) SEC-0330 for further information on the public reference facilities. Our SEC filings are also available to the public at the SEC's web site at www.sec.gov. The information on our website is not incorporated by reference into this proxy statement.

What is the purpose of the Annual Meeting?

At the Annual Meeting, shareholders will be asked to consider and vote upon the following matters:

●	the election of seven Directors to hold office until the 2017 Annual Meeting of Shareholders;

●	the ratification of the appointment of Deloitte & Touche LLP (“Deloitte & Touche”) as the Company’s independent registered public accounting firm for the Company’s fiscal year 2016; and

●	the approval of the Company’s 2016 Equity Incentive Plan.

Shareholders will also be asked to consider and vote at the Annual Meeting on any other matter that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting. At this time, the Company’s Board of Directors is unaware of any matters, other than those set forth above, that may properly come before the Annual Meeting.

Who is entitled to vote at the Annual Meeting?

The Board of Directors has fixed the close of business on October 20, 2016 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. Only shareholders of record at the close of business on that date will be entitled to vote at the Annual Meeting or any adjournments or postponements thereof. As of the Record Date, Eagle Bulk Shipping had 48,106,827 shares of Common Stock issued and outstanding and entitled to vote.

How many votes do I have?

Each share of Common Stock outstanding on the Record Date will be entitled to one vote on each matter submitted to a vote of the shareholders, including the election of Directors. Cumulative voting by shareholders is not permitted.

What are the Board of Directors’ voting recommendations?

The Board of Directors recommends that you vote:

(1)	“FOR” the nominees of the Board of Directors in the election of Directors;

(2)	“FOR” the ratification of the appointment of Deloitte & Touche as the Company’s independent registered public accounting firm for the Company’s fiscal year 2016; and

(3)	“FOR” the approval of the 2016 Equity Incentive Plan.

How can I vote my shares?

You can vote either in person at the Annual Meeting or by proxy whether or not you attend the Annual Meeting. You can vote by proxy as follows:

●

by mail - If you are a shareholder of record and you requested to receive paper copies of our proxy materials by mail, you may submit your proxy by dating and signing the proxy card that is included in the paper proxy materials that will be mailed to you on or around November 4, 2016 and mailing it in the enclosed, postage paid envelope or, if you are a beneficial owner of shares held in street name, you may submit your proxy by filling out the voting instruction form provided by your broker, trustee or other nominee, and mailing it in the enclosed, postage paid envelope. Votes submitted by written proxy must be received by 5:00 p.m. local time on the day before the Annual Meeting.

●

by telephone or by Internet - If you have telephone or Internet access, you may submit your proxy via our electronic voting platform at http://www.proxyvote.com or submit a proxy by telephone at (800) 690-6903 until 11:59 p.m. local time on the day before the Annual Meeting by following the instructions provided in the Notice, or if you received a printed version of our proxy materials by mail, by following the instructions provided with your proxy materials and on your proxy card or voting instruction form.

If your shares are held in the name of a bank, broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted. Please follow their instructions carefully.

If you attend the Annual Meeting, you may vote in person, even if you have previously submitted a proxy. If you require directions to attend the meeting, please send a written request to Frank De Costanzo, Secretary of Eagle Bulk Shipping Inc., at 300 First Stamford Place, 5th Floor, Stamford, Connecticut 06902, telephone (203) 276-8100.

What do I need to bring to be admitted to the Annual Meeting?

If you plan to attend the Annual Meeting in person, please arrive at least 30 minutes before the meeting begins in order to check in with security, where you will be asked to present valid picture identification such as a driver’s license or passport. In addition, if your shares are held in the name of your broker, trustee or other nominee and you wish to attend the Annual Meeting, you must bring an account statement or letter from the broker, trustee or other nominee indicating that you were the owner of the shares as of the Record Date.

How may I vote my shares in person at the Annual Meeting?

If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered, with respect to those shares, the shareholder of record. As the shareholder of record, you have the right to vote in person at the Annual Meeting. If your shares are held in a brokerage account or by another nominee or trustee, you are considered the beneficial owner of shares held in street name. As the beneficial owner, you are also invited to attend the Annual Meeting. Since a beneficial owner is not the shareholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from your broker, trustee or other nominee that holds your shares, giving you the right to vote the shares at the meeting.

If I am the beneficial owner of shares held in “street name” by my broker, will my broker automatically vote my shares for me?

Rules applicable to broker-dealers grant your broker discretionary authority to vote your shares without receiving your instructions on certain “routine” matters, including the ratification of the independent registered public accounting firm. The proposal to elect seven Directors, the approval of the 2016 Equity Incentive Plan, and any other business property presented at the Annual Meeting are non-routine matters. As a result, your broker does not have discretionary authority to vote your shares on these matters on your behalf without receiving specific voting instructions from you.

How will my voting instructions be treated?

If you provide specific voting instructions, your shares will be voted as instructed.

If you hold shares as the shareholder of record and sign and return a proxy card or vote by telephone or Internet without giving specific voting instructions, then your shares will be voted as recommended by our Board of Directors.

If you are the beneficial owner of shares held through a broker, trustee or other nominee, and you do not give instructions to that nominee on how you want your shares voted, then generally your nominee can vote your shares on certain “routine” matters. At our Annual Meeting, only Proposal No. 2 is considered routine, which means that your broker, trustee or other nominee can vote your shares on Proposal No. 2 if you do not timely provide instructions to vote your shares.

If you are the beneficial owner of shares held through a broker, trustee or other nominee, and that nominee does not have discretion to vote your shares on a particular proposal and you do not give your broker instructions on how to vote your shares, then the votes will be considered broker non-votes. A broker “non-vote” will be treated as unvoted for purposes of determining approval for the proposal and will have the effect of neither a vote for nor a vote against the proposal.

What are the quorum and voting requirements to elect Directors and approve the other proposals described in the proxy statement?

In order to take action on the matters scheduled for a vote at the Annual Meeting, a quorum (a majority of the aggregate number of shares of the Company’s Common Stock outstanding and entitled to vote as of the Record Date for the Annual Meeting) must be present in person or by proxy.

Proposal No. 1, concerning the election of the Director nominees to the Board of Directors, requires the affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on such matters. Shareholders may either vote “FOR” or to “WITHHOLD” their votes for a Director nominee.

Proposal No. 2, concerning the ratification of the appointment of Deloitte & Touche as the Company’s independent registered public accounting firm for fiscal year 2016, Proposal No. 3, concerning the 2016 Equity Incentive Plan, and any other business properly presented at the Annual Meeting require the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such matters. Shareholders may vote “FOR” the proposal, “AGAINST” the proposal, or “ABSTAIN” from voting.

What is an “abstention” and how would it affect the vote?

An “abstention” occurs when a shareholder sends in a proxy with explicit instructions to decline to vote regarding a particular matter. Because abstentions are treated as shares of Common Stock present for purposes of determining a quorum and because Proposal No. 2, concerning the ratification of the appointment of Deloitte & Touche as the Company’s independent registered public accounting firm for fiscal year 2016, and Proposal No. 3, concerning the 2016 Equity Incentive Plan, require the affirmative vote of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at the Annual Meeting for approval of such matters, abstaining has the same effect as a vote “AGAINST” such proposals.

What is a broker “non-vote” and how would it affect the vote?

A broker non-vote occurs when a broker or other nominee who holds shares for another person does not vote on a particular proposal because that holder does not have discretionary voting power for the proposal and has not received voting instructions from the beneficial owner of the shares. Under rules applicable to broker-dealers, Proposal No. 2, concerning the appointment of Deloitte & Touche as the Company’s independent registered public accounting firm for the Company’s fiscal year 2016, is an item on which brokerage firms may vote in their discretion on behalf of their clients, even if such clients have not furnished voting instructions. Thus, there will be no broker “non-votes” on Proposal No. 2. Brokerage firms may not vote with respect to Proposals No. 1 or No. 3 without their clients having furnished voting instructions. Thus, there may be broker “non-votes” with respect to Proposals No. 1 and No. 3, but they will have no effect on the results of Proposals No. 1 and No. 3.

Who will count the votes?

The Company’s proxy processor and tabulator, Broadridge Financial Solutions, Inc., will serve as proxy tabulator and count the votes. The results will be certified by the inspectors of election.

Could other matters be decided at the Annual Meeting?

At this time, we are unaware of any matters, other than as set forth above, that may properly come before the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the proxy, or their duly constituted substitutes acting at the Annual Meeting or any adjournment or postponement of the Annual Meeting, will be deemed authorized to vote or otherwise act on such matters in accordance with their judgment.

How can I change my vote?

Any person signing a proxy card in the form to be mailed to you on or about November 4, 2016 has the power to revoke it prior to the Annual Meeting or at the Annual Meeting prior to the vote. A proxy may be revoked by any of the following methods:

●	by writing a letter delivered to Frank De Costanzo, Secretary of Eagle Bulk Shipping, 300 First Stamford Place, 5th Floor, Stamford, Connecticut 06902, stating that the proxy is revoked;

●	by submitting in writing, by telephone or Internet another proxy with a later date; or

●	by attending the Annual Meeting and (i) voting in person or (ii) hand delivering a written notice of revocation to the Secretary of the Annual Meeting before we begin voting.

Who will conduct the proxy solicitation and how much will it cost?

We will pay the costs relating to this proxy statement, the proxy solicitation and the Annual Meeting. We may reimburse brokerage firms and other persons representing beneficial owners of shares held in street name for their expenses in forwarding solicitation material to beneficial owners. Directors, officers and employees may also solicit proxies. They will not receive any additional pay for the solicitation.

PROPOSAL NO. 1:

ELECTION OF DIRECTORS

Under our Articles of Incorporation, the Board of Directors consists of not less than one and not more than fifteen members, with the exact number of Directors comprising the Board of Directors determined from time to time by resolutions adopted by the Board of Directors. Currently, the Board of Directors is comprised of seven Directors. The seven Directors have terms expiring at the Annual Meeting. The Nominating and Governance Committee has recommended and the Board of Directors has nominated the seven current Directors, Randee E. Day, Justin A. Knowles, Paul M. Leand, Jr., Casey Shanley, Bart Veldhuizen, Gary Vogel and Gary Weston for re-election as Directors, each to serve for a one-year term until the 2017 Annual Meeting of Shareholders of the Company and until his or her respective successor is elected and qualified or until his or her earlier death, resignation, retirement, disqualification or removal. Although management has no reason to believe that the nominees will not be available as candidates, should such a situation arise, proxies may be voted for the election of such other persons as the holders of the proxies may, in their discretion, determine.

Directors are elected by a plurality of the votes cast at the Annual Meeting, either in person or by proxy.

Nominee Information

The Board of Directors believes that each Director nominee possesses the qualities and experience that the Nominating and Governance Committee believes that nominees should possess, as described in detail below in the section entitled “Corporate Governance-Director Nominations.” The Board of Directors seeks out, and the Board of Directors is comprised of, individuals whose background and experience complement those of other Board members. The nominees for election to the Board of Directors, together with biographical information furnished by each of them, are set forth below. There are no family relationships among executive officers and Directors of the Company.

The following is information regarding the nominees for election as Directors. Mr. Shanley is the nominee of GoldenTree Asset Management LP, pursuant to its Nominating Agreement (as defined below) with the Company. See “Certain Relationships and Related Transactions—Nominating Agreement.”

Randee E. Day, age 68, has served as a Director of the Company since the Company’s restructuring in October 2014. Ms. Day briefly served as interim President of the Company from February 25, 2014 through March 6, 2015. Ms. Day is President and CEO of Day & Partners, LLC. a specialized advisory firm focused on the maritime and offshore industries. Ms. Day has an extensive background as an owner/operator of public companies, a senior lending officer, and as an advisor on M&A and restructuring transactions. Prior to founding Day & Partners, LLC in 2011, Ms. Day served as interim CEO of DHT Maritime, Inc., a NYSE-listed owner/operator of 12 crude oil tankers. Previously, Ms. Day was Managing Director at the Seabury Group, a transportation advisory firm. She was the Division Head of JP Morgan’s shipping group in New York and served as the senior lending officer for the bank’s shipping clients in Asia, Europe, and the Americas. She served as a director of TBS International Ltd. from 2001 to 2012, of Ocean Rig ASA, Oslo, Norway, an operator of ultra-deep-water oil rigs, from 2008 to 2009, and of DHT Maritime, Inc. from 2005 to 2013. In 2014, Ms. Day was appointed as an independent director alongside appointees from Angelo, Gordon & Co. and Oaktree Capital Management to the board of Excel Maritime Carriers Ltd. Ms. Day holds a B.A. degree from the School of International Relations at the University of Southern California and is a graduate of the Senior Executive Program in International and National Security at the Harvard Kennedy School. She is also a Director of the American-Georgian Business Council. The Board of Directors selected Ms. Day as a Director because it believes that Ms. Day brings valuable management, financial and corporate governance experience to the Board of Directors. Ms. Day has spent over 35 years in the shipping sector, including the capacities of acting CEO, independent director and audit committee chair for other publicly-traded companies in the shipping sector. Ms. Day’s expertise on financial issues and trends facing the maritime industry enables her to provide insight, guidance and strategic direction to the Board of Directors.

Justin A. Knowles, age 48, has served as a Director of the Company since the Company’s emergence from bankruptcy on October 15, 2014 and is the Chair of our Audit Committee. Mr. Knowles graduated from the University of Edinburgh in 1990 with a MA Hons degree in Accounting and Economics before joining Ernst & Young where he trained and qualified as a Chartered Accountant. In 1994 he left Ernst & Young to join Bank of Scotland, initially working in various Head Office roles, before joining the Bank’s Shipping Finance team in 1999. Mr. Knowles spent 13 years working in senior roles within the shipping team, in both loan origination and debt restructure/work-out units, working with a wide variety of public and private shipping companies. In 2012, Mr. Knowles left banking to establish Dean Marine Advisers Ltd, a UK-based shipping finance consultancy that works with banks, financial institutions and ship owners providing strategic advice on shipping projects and investments. The Board of Directors selected Mr. Knowles to serve as a Director because it believes he has valuable business and management experience and important perspectives on issues facing our Company. Mr. Knowles’s experience enables him to provide insight, guidance and strategic direction to the Board of Directors. Mr. Knowles has a strong financial background, including an understanding of financial statements, corporate finance, accounting and capital markets.

Paul M. Leand, Jr., age 50, has served as a Director of the Company since the Company’s restructuring in October 2014 and is the Chairman of the Board of Directors. Mr. Leand also serves as Chief Executive Officer of AMA Capital Partners, a New York City-based transportation and energy merchant bank and advisory firm; he joined AMA from First National Bank of Maryland in 1998 and was appointed to CEO in 2004. He has led the development of AMA’s restructuring practice, helping AMA earn its position as the pre-eminent maritime restructuring advisor for both creditors and borrowers. Mr. Leand has been involved in the restructuring of numerous high yield issues including Golden Ocean Group Ltd., Atlantic Container Line (ACL), Global Ocean, Pegasus Maritime, Inc. and Enterprises Shipping and Trading S.A., and Horizon Lines, Inc. Within the offshore segement, Mr. Leand has led AMA’s efforts in the restructurings of, among others, PetroMENA ASA, Sevan Marine ASA, Remedial Offshore Limited. and Equinox Offshore Accommodation Ltd. Mr. Leand has also been involved in numerous M&A transactions, including with Golden Ocean Group Ltd., Ship Finance International Limited (SFL) and TECO Transport Corp. and also spearheaded the firm’s private equity investments in Chembulk Tankers and PLM Financial Services Inc. and Lloyds Fonds AG. Mr. Leand serves as a Director of Golar LNG Partners LP (NASDAQ), Lloyd Fonds AG (Frankfurt Stock Exchange), North Atlantic Drilling Ltd. (Oslo Stock Exchange), SeaDrill Ltd. (NYSE) and Ship Finance International Ltd. (NYSE). Mr. Leand holds a BS/BA from Boston University’s School of Management. The Board of Directors selected Mr. Leand to serve as a director because it believes he has valuable management, finance, and strategic decision-making experience. Mr. Leand has significant restructuring expertise, particularly within the shipping industry. Mr. Leand is familiar with a range of corporate and board functions based on significant prior board experience.

Casey Shanley, age 38, has served as a Director of the Company since April 2016. Mr. Shanley is a Portfolio Manager at GoldenTree Asset Management, a New York City-based asset management firm. Mr. Shanley first worked for GoldenTree from March of 2012 until September of 2014 and has been back with the firm since March of 2016. He is responsible for all of GoldenTree’s shipping investments, and has extensive experience investing in public companies. Mr. Shanley’s work at GoldenTree includes numerous distressed and turnaround shipping investments and the recapitalization of Euronav in 2013. From September 2014 until March of 2016, Mr. Shanley served as a Managing Director at Panning Capital Management. From January 2010 until February of 2012, he was an investment analyst at Claren Road Asset Management. Prior to that, he worked as an investment banker both at JP Morgan and Merrill Lynch, primarily providing advice to private equity clients on the structuring of various types of financings, including leverage loans, high yield bonds and public equity issuances. Mr. Shanley holds a BS/BA from Georgetown University and an MBA from Duke University’s Fuqua School of Business. The Board of Directors selected Mr. Shanley to serve as a Director because of his wide range of knowledge of financial matters, the shipping industry and the capital markets.

Bart Veldhuizen, age 49, has served as a Director of the Company since the Company’s restructuring in October 2014. Mr. Veldhuizen has been working in the shipping industry since 1994 on both the banking and non-banking sides. He started his career with Van Ommeren Shipping, a Dutch public shipping and storage company, after which he joined DVB Bank SE as a shipping banker working in both Rotterdam and Piraeus. In 2000, he joined Smit International, a publicly listed Maritime service provider active in salvage, marine contracting and harbor towage. After working for Smit International in both Greece and Singapore, Mr. Veldhuizen returned to the Netherlands in August 2003 to work with NIBC Bank, a Dutch-based merchant bank. From August 2007 until October 2011, he was the Managing Director & Head of Shipping of Lloyds Banking Group plc. In this capacity, Mr. Veldhuizen managed the combined Lloyds Bank and Bank of Scotland’s $16 billion shipping loan and lease portfolio. From 2011 to 2015, through his private company Swaen Marine, he advised various hedge funds and private equity firms on a variety of shipping investments in both the credit and hard asset spaces. Currently, Mr. Veldhuizen is on the Board of Managing Directors of DVB Bank SE where he is responsible for the bank’s Shipping & Offshore franchises. Mr. Veldhuizen holds a degree in Business Economics from the Erasmus University in Rotterdam, The Netherlands. Mr. Veldhuizen is a former director of Seadrill Partners LLC and Golar LNG Partners LP as well as a board member of A.R. Investments PTE Ltd, a joint venture between Apollo Global Management and the Rickmers Group until April 2015. The Board of Directors selected Mr. Veldhuizen to serve as a director because it believes that Mr. Veldhuizen brings valuable banking and financial expertise. Mr. Veldhuizen brings over 20 years of experience in international banking specialized in shipping to the Board of Directors.

Gary Vogel, age 50, has served as Chief Executive Officer and Director of Eagle Bulk Shipping Inc. since September 2015. Prior to joining the Company, Mr. Vogel was Chief Executive Officer of Clipper Group Ltd., one of the world’s leading privately-held ship owning and operating groups. He was also a Partner and served as a Director of Clipper Group, Ltd. Mr. Vogel previously held the positions of co-Chief Executive Officer of Clipper Group Ltd. and Chief Executive Officer of Clipper Bulk, a division of Clipper Group Ltd., which he joined in 2000. Prior to his service with Clipper Group Ltd., Mr. Vogel was President of Van Ommeren Bulk Shipping (USA), Inc. Mr. Vogel graduated from the U.S. Merchant Marine Academy in 1988 with a Bachelor of Science degree in Marine Transportation as well as a U.S. Coast Guard Unlimited Tonnage 3rd Officers License. Subsequently, he served as an officer in the U.S. Naval Reserve. Mr. Vogel is currently on the Lloyd’s Register of North America Advisory Committee, and is a former Board Member of the American Institute for International Steel. The Board of Directors selected Mr. Vogel to serve as a director because of his valuable business and management experience related to his overseeing of Clipper Group Ltd.’s fleet of approximately 125 vessels, including approximately 100 dry bulk vessels that are substantially similar to those comprising the Company’s fleet.

Gary Weston, age 59, has served as a Director of the Company since the Company’s restructuring in October 2014 and is the Chair of the Company’s Compensation Committee. From 2004 until 2011, Mr. Weston was the CEO of Transport Maritime S.A.M (“CTM”) and from 2011 until his retirement in December 2015, Executive Chairman of CTM and at the same time, director and CEO of various affiliated companies controlled by the Ceres Group of Companies including CBC Holdings Ltd, DryLog Ltd, Carras Ltd, Freight Trading Ltd. and Tara Ltd. From 1998 to 2004, Mr. Weston was the executive chairman of H. Clarkson & Co. Ltd. and CEO of Clarksons PLC, the world’s largest shipbroker and the leading provider of integrated shipping services. He started his career at H. Clarkson & Co. Ltd. in 1979 as a trainee shipbroker. In addition to his role at CTM, from 2006 to 2011, Mr. Weston was chairman to the Investors Committee for Global Maritime Investments, a privately-owned freight trading group. Since 2006, he has served as a Director of the United Kingdom Freight Demurrage and Defence Association Limited, a leading provider of legal defense services in the shipping industry. From 1992 to 2004, he was a director with the International Transport Intermediaries Club, a professional indemnity insurer of service providers in the transport and offshore industries. Mr. Weston is a member of the Chartered Institute of Logistics and Transport. He received a BSc in Maritime Studies from the University of Wales, in Cardiff. The Board of Directors selected Mr. Weston to serve as a Director because it believes that Mr. Weston brings valuable management and financial experience to the Board of Directors, including extensive experience with commercial and technical ship managers. Mr. Weston has a strong operations background and has experience with vessels acquisition opportunities.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 1, THE ELECTION OF RANDEE E. DAY, JUSTIN A. KNOWLES, PAUL M. LEAND, JR., CASEY SHANLEY, BART VELDHUIZEN, GARY VOGEL AND GARY WESTON AS DIRECTORS.

CORPORATE GOVERNANCE

Meetings of the Board of Directors

The Board of Directors held seven meetings in 2015. Each Director attended at least 75% of the aggregate meetings of the Board of Directors, and meetings held by all committees on which such Director served, during the period for which such Director served. The Board of Directors met in executive session five times during 2015.

Directors are invited and expected to attend the Company’s Annual Meeting of Shareholders.

Director Independence

The Board of Directors affirmatively determined that the following Directors, including each Director serving on the Audit Committee, the Compensation Committee and the Nominating and Governance Committee, satisfy the independence requirements of Rule 5605(a)(2) of NASDAQ’s listing standards: Randee E. Day, Justin A. Knowles, Paul M. Leand, Jr., Casey Shanley, Bart Veldhuizen and Gary Weston. The Board of Directors also determined that all members of the Audit Committee, Compensation Committee and Nominating and Governance Committee are independent under applicable NASDAQ and SEC rules for committee members.

There is no family relationship between any of the Director nominees or executive officers of the Company.

Director Terms

The Directors serve for a one-year term until the next Annual Meeting of Shareholders or until their office shall otherwise be vacated pursuant to our By-Laws.

Committees of the Board of Directors

The Board of Directors has a standing Audit Committee, Compensation Committee and Nominating and Governance Committee, the respective members and functions of which are described below. Current charters describing the nature and scope of the responsibilities of each of the Audit Committee, Compensation Committee and Nominating and Governance Committee are posted on our website at www.eagleships.com under the headings “Investor Relations-Corporate Governance” and are available in print upon request to Eagle Bulk Shipping Inc., 300 First Stamford Place, 5th Floor, Stamford, Connecticut 06902.

Audit Committee

The Company’s Audit Committee is comprised of Justin A. Knowles (Chair), Randee E. Day and Bart Veldhuizen, each of whom qualifies as independent under the applicable NASDAQ listing requirements and SEC rules. The Board of Directors has determined that Justin A. Knowles is an audit committee “financial expert” as such term is defined in applicable SEC rules, and that he has the requisite financial management expertise within the meaning of NASDAQ rules and regulations. As directed by its written charter, which was adopted on October 29, 2014, the Audit Committee is responsible for, among other duties, appointing and overseeing the work of, and relationship with, the independent auditors, including reviewing their formal written statement describing the Company’s internal quality-control procedures and any material issues raised by the internal quality-control review or peer review of the Company or any inquiry or investigation by governmental or professional authorities and their formal written statement regarding auditor independence; reading and discussing with management and the independent auditors the annual audited financial statements and quarterly financial statements, and preparing annually a report to be included in the Company’s proxy statement; providing oversight of the Company’s accounting and financial reporting principles, policies, controls, procedures and practices; and discussing with management polices with respect to risk assessment and risk management. In addition, the Board of Directors has tasked the Audit Committee with reviewing transactions with related parties. The Audit Committee held six meetings during fiscal year 2015.

Compensation Committee

The Company’s Compensation Committee is comprised of Bart Veldhuizen (Chair), Paul M. Leand, Jr., Casey Shanley, and Gary Weston each of whom qualifies as independent under the applicable NASDAQ listing requirements and SEC rules. As directed by its written charter, which was approved on June 3, 2005, amended in November 2006, and further amended on October 29, 2014, the Compensation Committee, among other duties, makes recommendations to the Board of Directors as to the Company’s general compensation philosophy; reviews and approves those corporate goals and objectives established by the Board of Directors that are relevant to the compensation of the Company’s Chief Executive Officer and evaluates the performance of the Company’s Chief Executive Officer and other executive officers and determines executive officer compensation, including benefits and perquisites; and reviews and approves employment, severance or change in control agreements. In addition, the Compensation Committee evaluates and recommends, for approval by the Board of Directors, the appropriate level of compensation and fees for Board of Director committee service by non-employee Directors. The Compensation Committee held four meetings during fiscal year 2015.

Nominating and Governance Committee

The Company’s Nominating and Governance Committee is comprised of Randee E. Day (Chair) and Paul M. Leand, Jr., each of whom qualifies as independent under the applicable NASDAQ listing requirements and SEC rules. As directed by its written charter, which was approved on October 29, 2014, the Nominating and Governance Committee, among other duties, assists the Board of Directors in identifying and evaluating qualified individuals to become members of the Board of Directors, and proposing nominees for election to the Board of Directors and to fill vacancies; considers nominees duly recommended by shareholders for election to the Board of Directors; and evaluates annually the independence of each member of the Board of Directors under applicable NASDAQ listing requirements and SEC rules. The Nominating and Governance Committee held five meeting in fiscal year 2015.

Nomination of Directors

Nominees for our Board of Directors are selected by the Board of Directors based upon the recommendation of the Nominating and Governance Committee in accordance with the policies and principles set forth in the committee’s charter and our corporate governance guidelines. The Nominating and Governance Committee seeks members from diverse professional and personal backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. This assessment will include an individual’s independence, as well as consideration of diversity (although we have not adopted a formal diversity policy with regard to the selection of Directors), age, skills, necessary experience, soundness of judgment, ability to contribute to a diversity of viewpoints among board members, commitment, time and diligence to effectively discharge board responsibilities, qualifications, intelligence, education and experience to make a meaningful contribution to board deliberations. Directors should be persons of good character and thus should generally have the personal characteristics of integrity, accountability, judgment, responsibility, high performance standards, commitment, enthusiasm, and courage to express his or her views. The Nominating and Governance Committee examines a candidate’s specific experiences and skills, time availability in light of other commitments, potential conflicts of interest and independence from management and the Company.

The Nominating and Governance Committee identifies potential candidates by asking current Directors and executive officers to notify the committee if it becomes aware of persons meeting the criteria described above, who might have an interest in serving as a Director.

Shareholders may recommend qualified persons for consideration by the Nominating and Governance Committee. The Nominating and Governance Committee’s evaluation process does not vary based on whether or not a candidate is recommended by a shareholder. Shareholders making a recommendation must submit the same information as that required to be included by the Company in its proxy statement with respect to nominees of the Board of Directors. The shareholder recommendation should be submitted in writing, addressed to: Frank De Costanzo, Secretary of Eagle Bulk Shipping Inc., 300 First Stamford Place, 5th Floor, Stamford, Connecticut 06902.

Code of Ethics

The Company’s Code of Ethics, which applies to our Directors, executive officers and employees, is available on our website at www.eagleships.com under the headings “Investor Relations-Corporate Governance,” and copies are available in print upon request to Eagle Bulk Shipping Inc., 300 First Stamford Place, 5th Floor, Stamford, Connecticut 06902. The Company intends to satisfy any disclosure requirements regarding any amendment to, or waiver from, a provision of this Code of Ethics by posting such information on the Company’s website within four business days after such amendment or waiver.

Communications with the Board of Directors

Shareholders and other interested parties may communicate with members of the Board of Directors, including reporting any concerns related to governance, corporate conduct, business ethics, financial practices, legal issues and accounting or audit matters in writing addressed to the Board of Directors, or any such individual Directors or group or committee of Directors by either name or title, in care of: Secretary of Eagle Bulk Shipping Inc., 300 First Stamford Place, 5th Floor, Stamford, Connecticut 06902.

All communications received as set forth above will be opened by the office of our Secretary for the sole purpose of determining whether the contents represent a message to our Directors. Materials that are unrelated to the duties and responsibilities of the Board of Directors, such as solicitations, résumés and other forms of job inquiries, surveys and individual customer complaints, or materials that are unduly hostile, threatening, illegal or similarly unsuitable will not be distributed, but will be made available upon request to the Board of Directors, a committee of the Board of Directors or individual Directors as appropriate, depending on the facts and circumstances outlined in the communication.

Board of Directors Leadership Structure

We recognize that different Board of Directors leadership structures may be appropriate for the Company during different periods of time and under different circumstances. We believe that our current Board of Directors leadership structure is suitable for us because it allows us to consider a broad range of opinions in the course of our Board of Directors deliberations, including those with knowledge of the Company’s day-to-day operations and business strategy, as well as those with an experienced independent viewpoint.

Our Board of Directors has determined that the Company should maintain separate roles for our Chairman of the Board of Directors and Chief Executive Officer. We believe this leadership structure is currently in the best interests of the Company and our shareholders, is appropriate given the particular expertise and strengths of our Chairman and Chief Executive Officer, and allows the individuals to focus on their primary roles. We separate the roles of Chairman and Chief Executive Officer in recognition of the differences between the two roles. Our Chief Executive Officer has the general responsibility for implementing the policies of the Company and for the management of the day-to-day business and affairs of the Company. Our Chairman has been closely involved with the Company since its emergence from bankruptcy. Given his unique knowledge, experience and relationship with the Board of Directors, we believe his continued service as Chairman provides significant value to the Company and its shareholders, and that it is beneficial for our Chairman to lead our Board of Directors members as they provide leadership to our management team. In addition, our Chairman contributes significantly to developing and implementing our strategy; facilitating communication among the Directors; developing Board of Directors meeting agendas in consultation with management; and presiding at Board of Directors and shareholder meetings. We believe that having a separate Chairman creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board of Directors to monitor whether management’s actions are in the best interests of the Company and our shareholders. As a result, we believe that having a separate Chairman can enhance the effectiveness of the Board of Directors as a whole.

Our corporate governance guidelines provide the flexibility for our Board of Directors to modify or continue our leadership structure in the future, as it deems appropriate.

The Role of the Board of Directors in Risk Oversight

Senior management is responsible for assessing and managing the Company’s various exposures to risk on a day-to-day basis, including the creation of appropriate risk management programs and policies. The Company has developed a consistent, systemic and integrated approach to risk management to help determine how best to identify, manage and mitigate significant risks throughout the Company.

The Board of Directors is responsible for overseeing management in the execution of its responsibilities, including assessing the Company’s approach to risk management. The Board of Directors exercises these responsibilities periodically as part of its meetings and also through three of its committees, each of which examines various components of enterprise risk as part of its responsibilities. The Audit Committee has primary responsibility for addressing risks relating to financial matters, particularly financial reporting, accounting practices and policies, disclosure controls and procedures and internal control over financial reporting. The Nominating and Governance Committee oversees risks associated with the independence of the Board of Directors and succession planning. The Compensation Committee has primary responsibility for risks and exposures associated with the Company’s compensation policies, plans and practices, regarding both executive compensation and the compensation structure generally, including whether it provides appropriate incentives that do not encourage excessive risk taking.

An overall review of risk is inherent in the Board of Directors’ evaluation of the Company’s long-term strategies and other matters presented to the Board of Directors. The Board of Directors’ role in risk oversight of the Company is consistent with the Company’s leadership structure; the CEO and other members of senior management are responsible for assessing and managing the Company’s risk exposure, and the Board of Directors and its committees provide oversight in connection with those efforts.

Executive Sessions

Consistent with our corporate governance guidelines, the non-employee Directors of the Board of Directors regularly hold executive sessions. The Audit Committee, in accordance with its charter, meets separately with our executives at regular intervals or as otherwise deemed appropriate throughout the year to review our financial affairs, and meets separately in sessions with the independent auditors at such times as the Audit Committee deems appropriate to fulfill its responsibilities under its charter. The independent Directors met in executive sessions five times during 2015.

EXECUTIVE OFFICERS

Executive officers are elected by and serve at the discretion of the Board of Directors and shall be a President (or Chief Executive Officer), a Secretary and a Treasurer (or Chief Financial Officer). Set forth below is biographical information regarding our current executive officers (not including any executive officer who is also a nominee for election as a Director, for whom information is set forth under the heading “Nominee Information” above).

●

Frank De Costanzo, age 53, has served as Chief Financial Officer and Secretary of Eagle Bulk Shipping Inc. since September 30, 2016. Mr. De Costanzo brings more than 30 years of banking, finance, public company and related leadership experience, with a focus on commodity and related markets. Prior to his appointment as Chief Financial Officer and Secretary, Mr. De Costanzo served as Senior Vice President and Chief Financial Officer of the Catalyst Paper Corporation, one of North America’s largest pulp and paper companies, since June 2015. Mr. De Costanzo also previously served as Vice President and Global Treasurer at Kinross Gold Corporation, one of the world’s largest gold mining companies, from September 2010 to June 2015. Earlier in his career, Mr. De Costanzo served in positions of increasing responsibility at Pitney Bowes Inc., including Assistant Treasurer, Director of Internal Audit and Finance Director, International, for Pitney Bowes Software. He also worked at The Dai-Ichi Kangyo Bank (now part of the Mizuho Financial Group) and Union Bank of Switzerland. He earned a B.S. in Finance from Providence College and an Executive MBA from The University of Connecticut.

COMPENSATION DISCUSSION & ANALYSIS

Introduction

This Compensation Discussion and Analysis (“CD&A”) is a discussion of how we use different elements of compensation to achieve the objectives of our executive compensation program. This information should be read in conjunction with the data and associated narrative provided in the Summary Compensation Table and other tables following this CD&A. For 2015, the following individuals were our named executive officers (each a “Named Executive Officer” and collectively the “Named Executive Officers” or “NEOs”):

●	Gary Vogel, Director and Chief Executive Officer.

●	Adir Katzav, Chief Financial Officer and Secretary of Eagle Bulk Shipping Inc. from July 2012 until his resignation, which was effective September 30, 2016.

●	Stanley H. Ryan, interim Chief Executive Officer from March 2015 to September 2015 and a Director from October 2014 until his resignation, which was effective June 24, 2016.

●	Sophocles N. Zoullas, Chairman and Chief Executive Officer from 2005 until his resignation, which was effective March 9, 2015.

●

Alexis P. Zoullas, Chief Operating Officer from December 2014 until his separation, effective April 27, 2015. He also served as President of Eagle Shipping International (USA) LLC (“Eagle International”) from August 2008 until his separation and previously served as a Director of the Company from April 2007 to October 2014.

Compensation Objectives and Philosophy

We believe that the leadership and proven talents of our executive team are essential for our continued success and sustained financial performance. The primary objectives of our compensation program are to attract and retain highly qualified personnel for positions of substantial responsibility, and to provide incentives for such persons to perform to the best of their abilities, achieve our strategic objectives, enable the Company to compete effectively in the seaborne transportation industry and to promote the success of our business. Therefore, our compensation program is designed to attract, motivate and retain executives who possess the talent, leadership and commitment needed to operate our business, create and implement new opportunities, anticipate and effectively respond to new challenges, and make and execute difficult decisions.

The Compensation Committee believes that the Company’s compensation programs should:

●	align the interests of our executives with those of our shareholders;

●	encourage and reward achievement of the Company’s annual and longer-term performance objectives;

●	promote the long-term success of the Company through an appropriate balance of current and long-term compensation opportunities;

●	differentiate pay based on individual and company performance;

●	reflect the market and provide competitive compensation opportunities based on performance;

●	make wise use of our equity resources to ensure compatibility between senior management and shareholder interests; and

●	balance incentives for constructive risk management.

How Our Compensation Decisions Are Made

The Company’s executive compensation is determined by the Company’s Compensation Committee. Although not required under the Compensation Committee’s charter, the Company’s executive compensation for 2015 has been ratified by the unanimous consent of the Company’s full Board of Directors.

Role of the Board of Directors and Compensation Committee

Our Board of Directors is responsible for establishing and administering our executive compensation and equity incentive programs. This duty of the Board of Directors has been delegated to the Compensation Committee in accordance with the Compensation Committee Charter. The Compensation Committee reviews executive performance to establish compensation and approves appropriate modifications to our NEOs’ compensation. The committee also evaluates and recommends for approval by the Board of Directors, the annual compensation of the non-employee Directors and oversees the equity compensation plans.

Role of the Compensation Consultant

In accordance with its Charter, the Compensation Committee has the authority to engage, retain and terminate a compensation consultant. The committee also has the sole authority to approve the fees of such consultant. The Compensation Committee does not currently retain the services of a consultant and did not do so during 2015.

Role of Management

The Compensation Committee has sole authority to establish annual compensation for the Company’s NEOs, and none of the NEOs determines his own pay. At the request of the Compensation Committee, our Chief Executive Officer provides recommendations regarding compensation of our other NEOs during the annual compensation approval process and information regarding compensation trends within the seaborne transportation industry.

Competitive Marketplace Assessment

Most of our direct business competitors are foreign companies that are not required to disclose compensation information for their executive officers on an individual basis and detailed compensation data is therefore limited or unavailable. Additionally, the management structures of comparable organizations are often non-traditional, further complicating direct comparison of positions and responsibilities. To provide context and to ensure that Eagle Bulk arrangements are reasonable, the Compensation Committee does reference compensation arrangements for executives at other similarly sized companies in the shipping industry for whom compensation data is publicly available.

Elements of the Company’s Executive Compensation Program

Our compensation program is comprised of two main elements:

●	fixed compensation in the form of base salary; and

●	variable incentive compensation which is delivered in cash and equity.

Fixed Compensation

Base Salary

Base salary provides a competitive rate of fixed pay and reflects different levels of responsibility within the Company, the skills and experience required for the job, individual performance and labor market conditions.

Variable Incentive Compensation

Annual Incentive Compensation

Pursuant to their respective employment agreements, NEOs are eligible to receive annual cash incentives, calculated as a target amount equal to a percentage of the respective NEO’s annual base salary, based upon performance goals set by the Compensation Committee following reasonable consultation with the respective NEO. The Compensation Committee considers performance across a wide range of quantitative, qualitative, operational and strategic measures and determines annual incentive compensation on a discretionary basis following a comprehensive assessment of the macro-economic environment, the Company’s performance, and each executive’s contribution to that performance. The Compensation Committee believes that this approach provides for greater flexibility to reward executives for quick thinking and decisive actions taken to better position the Company in scenarios which may be difficult to predict or anticipate given the extreme volatility of the dry bulk shipping market.

Role of Our Shareholders

At our 2011 Annual Meeting of Shareholders, as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act and SEC regulations, our shareholders voted to conduct a non-binding, advisory vote on the compensation of our NEOs (“say-on-pay”) every three years. At our 2015 Annual Meeting of Shareholders, our shareholders approved the say-on-pay vote relating to our fiscal year 2014 executive compensation policies and procedures for NEOs. In light of the approval of the say-on-pay vote, the Compensation Committee did not make specific changes to our executive compensation program in response to the vote. The Compensation Committee intends to consider the outcome of the Company’s say-on-pay vote when making future compensation decisions for the NEOs. The next required vote on the frequency of say-on-pay votes will at our 2017 Annual Meeting of Shareholders and the next say-on-pay vote will occur at our 2018 Annual Meeting of Shareholders.

Long-Term Incentive Compensation - Equity Awards

The Compensation Committee believes that the effective use of stock-based long-term incentive compensation has been integral to the Company’s success in the past and is vital to its ability to achieve continued strong performance in the future and therefore delivers a portion of each executive’s incentive compensation in the form of equity. These awards are intended to align the interests of executives with those of shareholders, enhance the personal stake of executive officers in the growth and success of the Company, provide an incentive for the executive officers’ continued service at the Company, and provide an opportunity for executives to increase their stock ownership levels.

On August 6, 2014, the Company commenced a voluntary prepackaged case under Chapter 11 of the Bankruptcy Code, which was confirmed by the United States Bankruptcy Court for the Southern District of New York on December 2, 2014 (the “Reorganization Plan”). References to “Predecessor” refer to the Company between the period January 1, 2014 and October 15, 2014 and prior. On October 15, 2014, in accordance with the Reorganization Plan, the Company adopted the 2014 Equity Incentive Plan (the “2014 Plan”), which provides for equity-based compensation, including in the form of restricted shares of the Company’s Common Stock and options to acquire shares of Common Stock. Under the 2014 Plan, the Company granted equity-based compensation to the participating senior management and other employees of the reorganized Company in the form of restricted shares of 2% of the Company’s Common Stock (on a fully diluted basis) as of such date, and two tiers of options to acquire 5.5% of the Common Stock (on a fully diluted basis) with different strike prices based on the equity value for the reorganized Company and a premium to the equity value, each of the foregoing to vest generally over a four year schedule through 25% annual installments commencing on the first anniversary of the grant date. The equity awards are subject to vesting, but the holders thereof are entitled to receive all dividends paid with respect to the underlying shares as if such shares had vested on the grant date (subject to forfeiture by the holder in the event that such grant is terminated prior to vesting unless the administrator of the 2014 Plan determines otherwise). The awards granted under the 2014 Plan contain adjustment provisions to reflect certain transaction involving shares of the Company’s Common Stock, including as a result of any dividend, recapitalization, or stock split, so as to prevent any diminution or enlargement of the holder’s rights under the award.

In addition, upon his commencement of employment with the Company, Mr. Vogel received 16,250 restricted shares of Common Stock of the Company, an option to purchase 16,250 shares of Common Stock at an exercise price per share equal to the fair market value of the Common Stock as of the grant date, and an option to purchase 16,250 shares of Common Stock at an exercise price per share equal to $260.00, in each case, subject to the terms of the Company’s 2014 Plan. The options shall have a five year term and shall vest ratably on each of the first four anniversaries of September 1, 2015, subject to Mr. Vogel’s continued employment with the Company on each applicable vesting date. The restricted shares shall vest as to 100% of such restricted shares on September 1, 2018, subject to Mr. Vogel’s continued employment with the Company on the vesting date, subject to adjustment in the event Mr. Vogel’s employment is terminated by the Company without cause or by him for good reason, as set forth in his employment agreement.

Special Awards

From time to time, the Company also makes special cash incentive awards, as deemed appropriate by the Compensation Committee. The purpose of these payments is to recognize significant individual contributions that would not, in the view of the Compensation Committee, be fully accounted for under our annual compensation determinations. The amount of any special cash incentive award is determined and approved by the Compensation Committee. No Named Executive Officer received a special award in 2015.

Other Elements

Perquisites

As a general matter, the Company does not provide perquisites for its executive officers.

401(k) Savings Plan

We provide all qualifying full-time employees with the opportunity to participate in our tax-qualified 401(k) savings plan. Our NEOs participate in this plan on the same basis as our other full-time employees.

Employment Agreements

We have entered into an employment agreement with our Chief Executive Officer. The terms of the agreement are described in greater detail under the section entitled “Agreements with our Chief Executive Officer” and “Agreements with our Chief Financial Officer.”

Severance Benefits

Under the terms of his employment agreement, our Chief Executive Officer is entitled to certain payments and benefits if we terminate his employment without cause or he terminates employment for good reason, as these terms are defined in his contract. These benefits and payments are described in greater detail in the section below entitled “Potential Payments Upon Termination or Change-in-Control.”

Risk Assessment

The Compensation Committee believes that the Company’s compensation objectives and policies do not create risks that are reasonably likely to have a material adverse effect on the Company. Determinations regarding incentive compensation are based on a discretionary assessment of a variety of factors related to the performance of the Company and the contributions of each executive officer to that performance. Incentive compensation awards are not tied to formulas based on short-term performance, and no one factor disproportionately affects incentive amounts, which diversifies the risk associated with any single indicator of performance. A significant portion of each executive’s total compensation is delivered in the form of equity that vests over multiple years, thereby aligning the interests of our executive officers with those of our shareholders. Compensation is determined by our Compensation Committee, which is comprised solely of independent members of our Board of Directors.

Section 162(m)

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), limits the deductibility of compensation to certain employees in excess of $1 million.

COMPENSATION COMMITTEE REPORT

Our Compensation Committee has reviewed and discussed the CD&A required by Item 402(b) of Regulation S-K with management and based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Disclosure and Analysis be included in this proxy statement.

Respectfully submitted,

The Compensation Committee

Bart Veldhuizen (Chairman)
Paul M. Leand, Jr.

Casey Shanley
Gary Weston

2015 SUMMARY COMPENSATION TABLE

The following Summary Compensation Table sets forth the compensation of our executive officers, or NEOs for the fiscal years ending on December 31, 2015, 2014 and 2013.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-equity Incentive Plan Compensation ($)	Non-qualified Deferred Compensation Earnings	All Other Compensation (including special incentive award) ($)(2)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Gary Vogel (Chief Executive Officer)(3)	2015	$225,000	$191,250	$1,907,750	$823,988	-	-	-	$3,147,988
Adir Katzav (former Chief Financial	2015	$350,000	-	-	-	-	-	$10,400	$360,400
Officer and Secretary)(4)	2014	$350,000	-	$1,515,800	$1,072,784	-	-	$10,200	$2,948,784
	2013	$350,000	$650,000	-	-	-	-	$10,200	$1,010,200
Stanley H. Ryan (former Interim Chief Executive Officer)(5)	2015	$315,000	-	-	-	-	-	-	$315,000
Sophocles N. Zoullas (former Chief	2015	$162,917	-	-	-	-	-	$10,400	$173,317
Executive Officer)(6)	2014	$900,000	-	$8,905,887	$7,257,287	-	-	$30,267	$17,093,441
	2013	$900,000	$600,000	-	-	-	-	$30,267	$1,530,267
Alexis P. Zoullas (former Chief	2015	$227,500	-	-	-	-	-	$10,400	$237,900
Operating Officer)(7)	2014	$700,000	-	$2,204,800	$1,560,413	-	-	$10,200	$4,475,413
	2013	$700,000	$300,000	-	-	-	-	$10,200	$1,010,200

(1)

The amounts shown in this column represent the aggregate fair value of the awards as of the grant date, computed in accordance with FASB ASC Topic 718, “Compensation-Stock Compensation.” Estimates of forfeitures for service-based vesting are disregarded. See notes to our audited financial statements included in our Annual Report for the assumptions used.

(2)

Amounts shown in this column include Company matching contributions to the 401(k) Plan of $10,400, $10,200 and $10,200 for 2015, 2014 and 2013, respectively. Additionally, in accordance with the terms of his employment agreement, amounts shown for our former Chief Executive Officer include the cost paid by the Company for his life insurance, in the amounts of $20,067 for years 2014 and 2013.

(3)

The Company entered into an employment agreement with Mr. Vogel on July 6, 2015. The salary earned, on pro-rata basis for the period from September 1, 2015, represents an annual base salary of $675,000. Pursuant to the employment agreement, on September 29, 2015, the Company granted to Mr. Vogel 16,250 restricted shares of Common Stock of the Company, an option to purchase 16,250 shares of Common Stock at an exercise price of $117.40 per share, and an option to purchase 16,250 shares of Common Stock at an exercise price of $260.00 per share, in each case, (i) subject to the terms of the 2014 Plan and the applicable award agreement and (ii) pursuant to the exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D thereunder.

(4)

Effective September 30, 2016, Mr. Katzav resigned from the Company. In connection with the resignation, the Company entered into a Separation Agreement and General Release that provided, among other things, (i) a lump sum payment consisting of all unpaid salary and accrued unused vacation pay, (ii) severance pay in the total amount of $400,000, payable over a 12-month period, (iii) to the extent Mr. Katzav timely elects COBRA continuation coverage, payment for the cost of his applicable premium for such coverage for a 12-month period, and to the extent permitted under the Company’s policy, continued payment for Mr. Katzav’s ArmadaCare coverage and for the cost of his applicable premium for such coverage for a 12 month period, and (iv) in consideration for the cancellation of any and all equity rights or awards that Mr. Katzav held as of his resignation date, a lump sum payment equal to $33,000 (which represents the value, at a price of $8 per share, of Mr. Katzav’s 4,125 unvested restricted stock award shares).

(5)	Mr. Ryan was appointed Chief Executive Officer on an interim basis from March 2015 to September 2015.

(6)

On March 9, 2015, Mr. S. Zoullas resigned from the Company. In connection with the resignation, the Company entered into a Separation Agreement and General Release that provided, among other things, a vesting of 13,514 of restricted shares of the Company’s Common Stock previously granted to Mr. S. Zoullas. All other equity awards previously granted by the Company to Mr. S. Zoullas were forfeited without consideration pursuant to such Separation Agreement.

(7)	Effective April 27, 2015, Mr. A. Zoullas separated from the Company and its subsidiaries with which he held a position.

2015 Grants of Plan-Based Awards

The following table summarizes grants of plan-based awards made to NEOs during the fiscal year ended December 31, 2015:

Name and Principal Position	Grant Date	All Other Stock Awards: Number of Shares of Stock or of Units (#)(1)	All Other Option Awards: Number of Securities Underlying Options (#)(1)	Exercise or Base Price Per Share of Option Awards ($/Sh)	Grant Date Fair Value of Stock Awards(2)
Gary Vogel	9/29/2015	16,250	-	-	$1,907,750
(Chief Executive Officer)(1)	9/29/2015		16,250	$117.40	$623,828
	9/29/2015		16,250	$260.00	$200,160

(1)

The Company entered into an employment agreement with Mr. Vogel on July 6, 2015. Pursuant to the employment agreement, on September 29, 2015, the Company granted to Mr. Vogel 16,250 restricted shares of Common Stock of the Company, an option to purchase 16,250 shares of Common Stock at an exercise price of $117.40 per share, and an option to purchase 16,250 shares of Common Stock at an exercise price of $260.00 per share, in each case, (i) subject to the terms of the 2014 Plan and the applicable award agreement and (ii) pursuant to the exemption from registration under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D thereunder. The options have a five year term and will vest ratably on each of the first four anniversaries of the September 1, 2015. All of the restricted shares will vest on the third anniversary of September 1, 2015, subject to Mr. Vogel’s continued employment.

(2)

The amounts shown in this column represent the aggregate fair value of the awards as of the grant date, computed in accordance with FASB ASC Topic 718, “Compensation-Stock Compensation.” Estimates of forfeitures for service-based vesting are disregarded. See notes to our audited financial statements included in our Annual Report for the assumptions used.

Outstanding Equity Awards at Fiscal Year End 2015

The following table summarizes the equity awards held by the NEOs as of December 31, 2015:

		Option Awards				Stock Awards
Name and	Issuance	Number of Securities Underlying Unexercised Options (#)		Option Exercise	Option Expiration	Number of Shares or Units of Stock That Have Not	Market Value of Shares or Units of Stock That Have Not
Principal Position	Date	Exercisable	Un-exercisable	Price ($)	Date	Vested (#)	Vested ($)
Gary Vogel	9/29/2015					16,250	$1,144,000
(Chief Executive	9/29/2015		16,250	$117.40	9/29/2020
Officer)(1)	9/29/2015		16,250	$260.00	9/29/2020
Adir Katzav	12/02/2014					4,125	$290,400
(former Chief Financial	12/02/2014		5,156	$360.00	12/02/2021
Officer and Secretary)(2)	12/02/2014		6,188	$505.00	12/02/2021

(1)

The Company entered into an employment agreement with Mr. Vogel on July 6, 2015. Pursuant to the employment agreement, on September 29, 2015 (the “CEO Effective Date”), the Company granted to Mr. Vogel 16,250 restricted shares of Common Stock of the Company, an option to purchase 16,250 shares of Common Stock at an exercise price of $117.40 per share, and an option to purchase 16,250 shares of Common Stock at an exercise price of $260.00 per share, in each case, (i) subject to the terms of the Company’s 2014 Plan and the applicable award agreement and (ii) pursuant to the exemption from registration under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D thereunder. The options have a five year term and will vest ratably on each of the first four anniversaries of the CEO Effective Date. All of the restricted shares will vest on the third anniversary of the CEO Effective Date subject to Mr. Vogel’s continued employment.

(2)

As contemplated by the Company’s Reorganization Plan, the Company granted Mr. Katzav (i) 5,500 shares of Common Stock of the reorganized Company, (ii) New Eagle MIP Options exercisable for 6,875 shares at an exercise price of $360.00 and (iii) New Eagle MIP Options exercisable for 8,250 shares at an exercise price of $505.00, the shares of restricted Common Stock and the options vest in four equal installments on each of the first four anniversaries of December 2, 2014.

Option Exercises and Stock Vested for Fiscal 2015

The following table summarizes the stock awards held by the NEOs that vested during fiscal year ended December 31, 2015:

	Option Awards		Stock Awards
Name and Principal Position	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value realized on vesting of shares ($)
Gary Vogel (Chief Executive Officer)	-	-	-	-
Adir Katzav (former Chief Financial Officer and Secretary)(1)	-	-	1,375	$167,475
Sophocles N. Zoullas (former Chief Executive Officer)(2)	-	-	13,514	$2,564,862

(1)

As contemplated by the Company’s Reorganization Plan, the Company granted Mr. Katzav 5,500 shares of Common Stock of the reorganized Company, which vest in four equal installments on each of the first four anniversaries of October 15, 2014. On October 15, 2015, 1,375 of such restricted shares vested and the closing price for our Common Stock on that date was $121.80 per share. In connection with the termination of his employment, the Company entered into a separation agreement with Mr. Zoullas, which provides for, among other things, the cancellation of any and all equity rights or awards that Mr. Katzav held as the effective date of his resignation on September 30, 2016, and a lump sum payment equal to $33,000 (which represents the value, at a price of $8 per share, of Mr. Katzav’s 4,125 unvested restricted stock award shares).

(2)

In connection with the termination of his employment, the Company entered into a separation agreement with Sophocles N. Zoullas, which provides for, among other things, the vesting of 13,514 restricted shares of Common Stock of the Company previously granted to Mr. Zoullas pursuant to a Restricted Stock Award Agreement, dated as of October 15, 2014, and the Company’s 2014 Plan. The restricted shares vested on March 17, 2015 and the closing price for our Common Stock on that date was $189.80 per share.

Retirement Benefits

We provide retirement plan benefits, discussed in this section below, that we believe are customary in our industry. We provide them to remain competitive in retaining talent and attracting new talent to join us.

401(k) Savings Plan

We provide all qualifying full-time employees with the opportunity to participate in our tax-qualified 401(k) savings plan. The plan allows employees to defer receipt of earned salary, up to tax law limits, on a tax-advantaged basis. Accounts may be invested in a wide range of mutual funds. Up to tax law limits, we provide a 100% match for the first 3% of salary and 50% for the next 2% of salary.

Pension Benefits

The Company did not provide any pension benefits during the fiscal year ending December 31, 2015.

Nonqualified Deferred Compensation

The Company did not provide any nonqualified deferred compensation during the fiscal year ending December 31, 2015.

Potential Payments Upon Termination Or Change-In-Control

Under his employment agreement, in the event that Mr. Vogel’s employment is terminated by the Company without cause or by him for good reason, Mr. Vogel will become entitled to receive the following as severance: (i) an amount equal to one and one half times (1.5x) the sum of his annual base salary plus 75% of his target annual bonus, (ii) to the extent he timely elects COBRA continuation coverage, Mr. Vogel will be reimbursed for the costs of COBRA premiums for 18 months following termination and (iii) all equity awards in the Company held by Mr. Vogel will vest as if Mr. Vogel remained employed for an additional year beyond the date of termination. Mr. Vogel is subject to nonsolicitation and noncompetition covenants during the course of his employment and for 12 months following termination of employment for any reason.

The Company has granted to Mr. Katzav, pursuant to the 2014 Plan, restricted stock and options of the Company that vest in equal annual installments. The applicable award agreements provide (i) that if the executive is terminated without cause or upon such executive’s death or disability, the unvested restricted stock and options granted under the 2014 Plan will vest at the time of such termination (or death or disability) as though the grantee had remained employed with the Company for an additional year; and (ii) for the right to receive dividends on unvested restricted stock, subject to repayment of any dividends previously paid upon any forfeiture of such restricted stock.

The following table shows the potential payments upon termination or change of control to our Chief Executive Officer and our Chief Financial Officer and Secretary, determined as if such event took place on December 31, 2015.

Name and Principal Position	Potential Payment	Termination for Cause, or Quit Without Good Reason	Death or Disability	Change of Control	Termination Without Cause or Quit for Good Reason
Gary Vogel	Severance	X	X	X	$1,645,313
(Chief Executive Officer)(1)	COBRA	X	X	X	$59,649
	Equity Awards(3)	X	X	X	$381,333
Adir Katzav (former Chief Financial Officer and Secretary)(2)	Equity Awards(3)	X	$96,800	X	$96,800

(1)

Under his employment agreement, in the event that Mr. Vogel’s employment is terminated by the Company without cause or by him for good reason, Mr. Vogel will become entitled to receive the following as severance: (i) an amount equal to one and one half times (1.5x) the sum of his annual base salary plus 75% of his target annual bonus, (ii) to the extent he timely elects COBRA continuation coverage, Mr. Vogel will be reimbursed for the costs of COBRA premiums for 18 months following termination and (iii) all equity awards in the Company held by Mr. Vogel will vest as if Mr. Vogel remained employed for an additional year beyond the date of termination.

(2)

The Company has granted to Mr. Katzav, pursuant to the 2014 Plan, restricted stock and options of the Company that vest in equal annual installments. The applicable award agreements provide (i) that if the executive is terminated without cause or upon such executive’s death or disability, the unvested restricted stock and options granted under the 2014 Plan will vest at the time of such termination (or death or disability) as though the grantee had remained employed with the Company for an additional year.

(3)

The value of the equity awards included in the table were calculated based on the amount of restricted shares that would have vested had the Named Executive Officer remained employed for one additional year and the closing price of the Common Stock as of December 31, 2015, which was $70.40 per share. The stock options held by the NEOs have exercise prices that exceed the closing price of the Common Stock as of December 31, 2015, which was $70.40 per share, and did not result in any additional value.

Employment Agreements with the Executive Officers

Agreements with our Chief Executive Officer

On July 6, 2015, we entered into an employment agreement with Gary Vogel, pursuant to which Mr. Vogel was appointed as our Chief Executive Officer effective as of September 1, 2015. Pursuant to his employment agreement, Mr. Vogel receives an annual base salary of $675,000 and is eligible to receive a discretionary cash bonus as determined by the Company’s Compensation Committee with a target amount equal to 125% of his annual base salary. In addition, Mr. Vogel received 16,250 restricted shares of Common Stock of the Company, an option to purchase 16,250 shares of Common Stock at an exercise price per share equal to the fair market value of the Common Stock as of the grant date, and an option to purchase 16,250 shares of Common Stock at an exercise price per share equal to $260.00, in each case, (i) subject to the terms of the 2014 Plan and the applicable award agreement and (ii) pursuant to the exemption from registration under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D thereunder.

The options shall have a five year term and shall vest ratably on each of the first four anniversaries of September 1, 2015, subject to Mr. Vogel’s continued employment with the Company on each applicable vesting date. The restricted shares shall vest as to 100% of such restricted shares on September 1, 2018, subject to Mr. Vogel’s continued employment with the Company on the vesting date, subject to adjustment in the event Mr. Vogel’s employment is terminated by the Company without cause or by him for good reason, as set forth in the employment agreement. In the event that Mr. Vogel’s employment is terminated by the Company without cause or by him for good reason, Mr. Vogel will become entitled to receive the following as severance: (i) an amount equal to one and one half times (1.5x) the sum of his annual base salary plus 75% of his target annual bonus, (ii) to the extent he timely elects COBRA continuation coverage, Mr. Vogel will be reimbursed for the costs of COBRA premiums for 18 months following termination and (iii) all equity awards in the Company held by Mr. Vogel will vest as if Mr. Vogel remained employed for an additional year beyond the date of termination. Mr. Vogel is subject to nonsolicitation and noncompetition covenants during the course of his employment and for 12 months following termination of employment for any reason.

Agreements with our Chief Financial Officer

On September 3, 2016, we entered into an employment agreement with Frank De Costanzo, pursuant to which Mr. De Costanzo was appointed as our Chief Financial Officer and Secretary effective as of September 30, 2016. Pursuant to his employment agreement, Mr. De Costanzo receives an annual base salary of $425,000 and is eligible to receive a discretionary cash bonus as determined by the Company’s Compensation Committee with a target amount equal to 50% of his annual base salary, provided that the amount of such discretionary cash bonus shall equal no less than $77,000 for the calendar year 2016. In addition, as soon as practicable after September 30, 2016, Mr. De Costanzo shall receive (i) a number of restricted shares of Common Stock of the Company with an aggregate value equal to $1,000,000 based on the fair market value of the Common Stock as of the grant date and (ii) an option to purchase 14,000 shares of Common Stock at an exercise price per share equal to the fair market value of the Common Stock as of the grant date. The restricted stock and option (i) will not be granted under, but will be subject to the terms of, the Company’s 2014 Plan and the applicable award agreement and (ii) will be granted pursuant to the exemption from registration under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D thereunder.

The options shall have a five year term and shall vest ratably on each of the first four anniversaries of September 30, 2016, subject to Mr. De Costanzo’s continued employment with the Company on each applicable vesting date. The restricted shares shall vest as to 100% of such restricted shares on the third anniversary of September 30, 2016, subject to Mr. De Costanzo’s continued employment with the Company on the vesting date, subject to partial vesting in the event Mr. De Costanzo’s employment is terminated by the Company without cause or by him for good reason, as set forth in his employment agreement. In the event that Mr. De Costanzo’s employment is terminated by the Company without cause or by him for good reason, Mr. De Costanzo will become entitled to receive the following as severance: (i) an amount equal to the sum of his annual base salary plus 75% of his target annual bonus, (ii) to the extent he timely elects COBRA continuation coverage, Mr. De Costanzo will be reimbursed for the costs of COBRA premiums for 12 months following termination and (iii) all equity awards in the Company held by Mr. De Costanzo will vest as if Mr. De Costanzo remained employed for an additional year beyond the date of termination. Mr. De Costanzo is subject to non-solicitation and non-competition covenants during the course of his employment and for 12 months following termination of employment for any reason.

Agreements with our former Chief Executive Officer

On October 15, 2014, we entered into an amended employment agreement with Sophocles N. Zoullas pursuant to which Mr. Zoullas served as our Chief Executive Officer through his resignation which was effective as of March 9, 2015. The agreement had an initial term of five years; however, commencing on the third anniversary of the date thereof and each anniversary thereafter, the agreement automatically extended for additional one-year terms unless, not later than 90 days prior to any such anniversary, either party thereto notifies the other party that such extension shall not take effect. Under the agreement, either our Chief Executive Officer or we were permitted to terminate the employment agreement for any reason on 30 days’ written prior notice. We were also permitted to terminate our Chief Executive Officer’s employment at any time for cause. On February 19, 2015, Mr. Zoullas delivered written notice to the Company purporting to be a “Notice of Termination for Good Reason” pursuant to the employment agreement. The notice was the first correspondence received by the Company claiming that events or circumstances constituting good reason for Mr. Zoullas to terminate his employment under the employment agreement had occurred. Effective March 9, 2015, Mr. Zoullas resigned from all positions that he had ever held with the Company and its subsidiaries, including, without limitation, as a member of the Board of Directors. In connection with Mr. Zoullas’s resignation, on March 9, 2015, the Company, a subsidiary of the Company and Mr. Zoullas entered into a Separation Agreement and General Release that, subject to certain terms and conditions with respect to clauses (ii) and (iii) below, among other things, provided Mr. Zoullas with (i) a lump sum payment consisting of all unpaid salary and accrued unused vacation pay, (ii) the vesting of 13,514 restricted shares of Common Stock of the Company previously granted to Mr. Zoullas pursuant to a Restricted Stock Award Agreement, dated as of October 15, 2014, and the 2014 Plan and (iii) the Company’s waiver of Mr. Zoullas’s obligations pursuant to the covenant related to non-competition set forth in his employment agreement. Also pursuant to his separation agreement, any and all other equity awards previously granted by the Company to Mr. Zoullas were canceled without consideration. Additionally, the employment agreement was terminated effective March 9, 2015 in accordance with the separation agreement and subject to the survival of certain provisions of the employment agreement (including the covenant related to non-solicitation set forth in the employment agreement). Mr. Zoullas’ separation agreement also included mutual general releases and a covenant related to mutual non-disparagement.

Agreements with our Former Chief Financial Officer

On September 28, 2016, Adir Katzav, our Chief Financial Officer and Secretary of the Company, resigned from all positions that he held or has ever held with the Company and its direct or indirect subsidiaries and affiliates, effective September 30, 2016 (the “Resignation Date”). In connection with Mr. Katzav’s resignation as discussed above, on September 29, 2016, the Company, Eagle International and Mr. Katzav entered into a Separation Agreement and General Release (the “Katzav Separation Agreement”) that, subject to certain terms and conditions, among other things, provides Mr. Katzav with (i) a lump sum payment consisting of all unpaid salary and accrued unused vacation pay, (ii) severance pay in the total amount of $400,000, payable over a 12-month period, (iii) to the extent Mr. Katzav timely elects COBRA continuation coverage, payment for the cost of his applicable premium for such coverage for a 12-month period, and to the extent permitted under the Company’s policy, continued payment for Mr. Katzav’s ArmadaCare coverage and for the cost of his applicable premium for such coverage for a 12 month period, and (iv) in consideration for the cancellation of any and all equity rights or awards that Mr. Katzav held as of the Resignation Date, a lump sum payment equal to $33,000 (which represents the value, at a price of $8 per share, of Mr. Katzav’s 4,125 unvested restricted stock award shares). The Katzav Separation Agreement also includes a limited release of claims given by Mr. Katzav and the Company and covenants related to confidentiality, non-solicitation, non-disparagement and cooperation.

Other Executive Officers

In accordance with the Reorganization Plan, on October 15, 2014 (the “Reorganization Effective Date”), the Company adopted a post-emergence management incentive program (the “Management Incentive Program”), which provided for the distribution of primary equity (“New Eagle MIP Primary Equity”) in the form of shares of common stock of the reorganized Company (“New Eagle Common Stock”), and options (“New Eagle MIP Options”), to the participating senior management and other employees of the reorganized Company with 2% of the New Eagle Common Stock (on a fully diluted basis) on October 15, 2014, and two tiers of options to acquire 5.5% of the New Eagle Common Stock (on a fully diluted basis) with different strike prices based on the equity value for the reorganized Company and a premium to the equity value, each of the foregoing to vest generally over a four year schedule through 25% annual installments commencing on the first anniversary of October 15, 2014. The New Eagle MIP Primary Equity is subject to vesting, but the holder thereof is entitled to receive all dividends paid with respect to such shares as if such New Eagle MIP Primary Equity had vested on the grant date (subject to forfeiture by the holder in the event that such grant is terminated prior to vesting unless the administrator of the Management Incentive Program determines otherwise). The New Eagle MIP Options will contain adjustment provisions to reflect any transaction involving shares of New Eagle Common Stock, including as a result of any dividend, recapitalization, or stock split, so as to prevent any diminution or enlargement of the holder’s rights under the award.

Effective April 27, 2015, Alexis P. Zoullas, former Chief Operating Officer of the Company and former President of Eagle International, separated from the Company and any of its subsidiaries with which he held a position. On May 1, 2015, in connection with Mr. Zoullas’s separation, the Company, Eagle International and Mr. Zoullas entered into a Separation Agreement and General Release that provided Mr. Zoullas with, among other things, (i) a lump sum payment consisting of all unpaid salary and accrued unused vacation pay and (ii) the vesting of 2,000 restricted shares of Common Stock of the Company previously granted to Mr. Zoullas pursuant to a Restricted Stock Award Agreement, dated as of December 2, 2014, and the Company’s 2014 Plan, payable in accordance with the terms and conditions of his separation agreement. All other equity awards previously granted by the Company to Mr. Zoullas have been canceled. The separation agreement also includes mutual general release, a non-solicitation obligation on Mr. Zoullas, and a covenant related to mutual non-disparagement. Subsequent to Mr. Zoullas’ separation and entering into the separation agreement, the 2,000 restricted shares were forfeited pursuant to the terms of the separation agreement.

2015 DIRECTOR COMPENSATION TABLE

The following Director Compensation Table sets forth the compensation of our Directors (who were not NEOs of the Company) for the fiscal year ending on December 31, 2015. Mr. Ryan qualifies as a Named Executive Officer for the fiscal year ending on December 31, 2015 due to his service as interim Chief Executive Officer during 2015.

Name	Fees earned or paid in cash ($)	Stock Awards ($)	Option Awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Randee E. Day(1)	$90,000					$25,000	$115,000
Justin A. Knowles(2)	$93,750					$25,000	$118,750
Paul M. Leand, Jr.(3)	$160,000					$30,000	$190,000
Stanley H. Ryan(4)	$36,390					$340,000	$376,390
Bart Veldhuizen(5)	$91,250					$25,000	$116,250
Gary Weston(6)	$67,500					$25,000	$92,500

(1)

The fee earned, on pro-rata basis, represents a cash retainer for a non-employee Director of $65,000, for a member of the Audit Committee a cash retainer of $10,000 and a cash retainer of $15,000 for serving as chairman of the Nominating and Governance Committee. Effective October 1, 2015, represents a cash retainer for a non-employee Director of $65,000, for a member of the Audit Committee a cash retainer of $15,000 and a cash retainer of $10,000 for serving as member of the Nominating and Governance Committee. All other compensation represents yearend cash incentive of $25,000.

(2)

The fee earned, on pro-rata basis, represents a cash retainer for a non-employee Director of $65,000, for a member of the Compensation Committee a cash retainer of $10,000 and a cash retainer of $20,000 for serving as chairman of the Audit Committee. Effective October 1, 2015, represents a cash retainer for a non-employee Director of $65,000 and $25,000 for serving as chairman of the Audit Committee. All other compensation represents yearend cash incentive of $25,000.

(3)

The fee earned, on pro-rata basis, represents a cash retainer for a non-employee Chairman of the Board of Directors of $140,000, member of the Compensation Committee and Nominating and Governance Committee a cash retainer of $10,000 for each committee. All other compensation represents yearend cash incentive of $30,000.

(4)

The fee earned, on pro-rata basis, represents a cash retainer for non-employee Director of $65,000, member of the Audit Committee a cash retainer of $10,000. Effective October 1, 2015, represents a cash retainer for a non-employee Director of $65,000 and $15,000 for serving as chairman of the Nominating and Governance Committee. All other compensation represents yearend cash incentive of $25,000 and salary in amount of $315,000 for the period from March 6, 2015 to September 15, 2015 of which Mr. Ryan served as the Company’s Chief Executive Officer. Mr. Ryan resigned as Director effective June 24, 2016.

(5)

The fee earned, on pro-rata basis, represents a cash retainer for a non-employee Director of $65,000, chairman of the Compensation Committee and a cash retainer of $10,000 for serving as member of the Audit Committee. Effective October 1, 2015, represents a cash retainer for a non-employee Director of $65,000, for a member of the Audit Committee a cash retainer of $15,000 and a cash retainer of $15,000 for serving as chairman of the Compensation Committee. All other compensation represents yearend cash incentive of $25,000.

(6)

The fee earned, on pro-rata basis, represents a cash retainer for non-employee Director of $65,000. Effective October 1, 2015, represents a cash retainer for a non-employee Director of $65,000 and cash retainer of $10,000 for serving as a member of the Compensation Committee. All other compensation represents yearend cash incentive of $25,000.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Our Compensation Committee consists of Bart Veldhuizen (Chairman), Casey Shanley, Paul M. Leand, Jr. and Gary Weston, none of whom were at any time during the year ended 2015 an officer or employee of the Company or any of our subsidiaries.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s outstanding Common Stock as of October 20, 2016 of:

●	each person, group or entity known to the Company to beneficially own more than 5% of our stock;

●	each of our Directors and Director nominees;

●	each of our Named Executive Officers; and

●	all of our Directors and executive officers as a group.

As of the October 20, 2016 Record Date, a total of 48,106,827 shares of Common Stock were outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on matters on which common shareholders are eligible to vote.

On March 30, 2016, Eagle Shipping LLC, a limited liability company organized under the laws of the Republic of the Marshall Islands and a wholly-owned subsidiary of the Company (“Eagle Shipping”), as borrower, and certain of its subsidiaries, as guarantors, entered into a Second Lien Loan Agreement (the “Second Lien Loan Agreement”) with certain lenders (the “Second Lien Lenders”) and Wilmington Savings Fund Society, FSB as agent for the Second Lien Lenders (the “Second Lien Agent”). The Second Lien Lenders include certain of the Company’s existing shareholders, including the Chairman and Chief Executive Officer, as well as other investors. The Second Lien Loan Agreement provides for a term loan in the amount of $60,000,000 (the “Second Lien Facility”), and matures on January 14, 2020. In connection with the entry into the Second Lien Loan Agreement, the Company agreed to issue 16,889,828 shares of Common Stock to the Second Lien Lenders pro rata based on their participation in the Second Lien Facility, which Second Lien Lenders received shares equivalent to approximately 90% of the then-outstanding Common Stock of the Company after such issuance. The issuance of the shares of Common Stock was made pursuant to the exemption from registration under Section 4(a)(2) of the Securities Act.

In a first step, the Company issued and delivered 371,276 shares of Common Stock, representing approximately 19.4% of the Company’s pre-transaction outstanding shares of Common Stock, to the Second Lien Lenders. In a second step, approved by the Company’s shareholders at a special meeting held on August 2, 2016, the Company issued and delivered an additional 16,420,098 shares of Common Stock to the Second Lien Lenders and an additional 98,454 shares of Common Stock to the Chairman and Chief Executive Officer, both of whom participated as Second Lien Lenders.

On July 1, 2016 and July 10, 2016, respectively, the Company entered into Common Stock Purchase Agreements (collectively, the “Common Stock Purchase Agreements”), with certain purchasers (the “Common Stock Purchasers”). The Common Stock Purchasers include certain of our existing shareholders, who held approximately 70% of our outstanding Common Stock prior to entry into the Common Stock Purchase Agreements and prior to giving effect to the delivery of all of the shares of Common Stock issued in connection with the Second Lien Loan Agreement, as well as our Chairman and Chief Executive Officer. The Common Stock Purchase Agreements provided for the issuance and sale by the Company to the Common Stock Purchasers of an aggregate amount of $88 million of Common Stock, at a price of $3.00 per share. The Reverse Stock Split did not affect the aggregate purchase price paid by each of the Common Stock Purchasers and the gross proceeds to the Company.

Pursuant to the Common Stock Purchase Agreements, the Company issued 29,333,318 shares of Common Stock to the Common Stock Purchasers. The issuance of the shares of Common Stock was made pursuant to the private placement exemption from registration under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated under the Securities Act.

The amounts and percentages of Common Stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of that security, or “investment power,” which includes the power to dispose of or to direct the disposition of that security. A person is also deemed to be a beneficial owner of any securities as to which that person has a right to acquire beneficial ownership presently or within 60 days. Under these rules, more than one person may be deemed a beneficial owner of the same securities, and a person may be deemed to be the beneficial owner of securities as to which that person has no economic interest.

Beneficial Ownership of Common Stock

	Shares Beneficially Owned
Name (1)	Number(2)	Percentage(3)
Gary Vogel (4)	98,810	*
Adir Katzav (5)	8,668	*
Randee E. Day	0	*
Justin A. Knowles	0	*
Paul M. Leand, Jr. (6)	82,560	*
Stanley H. Ryan (7)	0	*
Casey F. Shanley	0	*
Bart Veldhuizen	0	*
Gary Weston	0	*
Sophocles N. Zoullas (8)	10,172	*
Alexis P. Zoullas (9)	2,632	*
All Directors and Executive Officers as a group (11 persons) (10)	202,843	*
Oaktree Capital Management, L.P. (11)	15,418,292	32.0%
GoldenTree Asset Management LP (12)	8,759,621	18.2%
AC Maritime Ltd. (13)	3,333,333	6.9%
Neuberger Berman Group LLC (14)	3,320,013	6.9%
Strategic Value Partners, LLC (15)	2,676,631	5.6%

____________________

* Percentage less than 1% of class.

(1)	Unless otherwise indicated, the business address of each beneficial owner identified is c/o Eagle Bulk Shipping Inc., 300 First Stamford Place, 5th Floor, Stamford, Connecticut 06902.

(2)

Includes “beneficial ownership” of shares of Common Stock outstanding, within the meaning of Rule 13d-3 under the Exchange Act, as well as beneficial ownership of shares issuable within 60 days following October 20, 2016 upon the exercise of outstanding securities, (e.g., options, warrants, rights). However, amounts do not include anti-dilution adjustments to such securities.

(3)

Unless otherwise indicated, based on the total of 48,106,827 shares of Common Stock outstanding as of October 20, 2016. In addition, for purposes of calculating the percentage of shares held by an individual or entity, the number of shares outstanding includes shares issuable within 60 days following October 20, 2016 upon the exercise of outstanding securities, (e.g., options, warrants, rights), but, in each case, such shares are not included in the number of shares outstanding for purposes of computing the percentage of shares held by any other person. However, shares issuable within 60 days following October 20, 2016 upon the exercise of outstanding securities do not include anti-dilution adjustments to such securities.

(4)

Mr. Vogel’s beneficial ownership represents 16,250 shares of Common Stock included in Mr. Vogel’s unvested restricted stock awards granted under the 2014 Plan. Information is based on a Form 4 filed by Mr. Vogel on August 3, 2016.

(5)

Mr. Katzav’s beneficial ownership represents 670 shares of Common Stock, 4,125 shares of Common Stock in the form of unvested restricted stock awards, 92 shares of Common Stock issuable upon exercise of warrants and 3,781 shares of Common Stock issuable upon exercise of options. Information is based on a Form 4 filed by Mr. Katzav on October 19, 2015. Mr. Katzav resigned as Chief Financial Officer effective September 30, 2016.

(6)	Information is based on a Form 4 filed by Mr. Leand on August 3, 2016.

(7)	Mr. Ryan resigned as a member of the Board of Directors effective June 24, 2016.

(8)

Mr. S. Zoullas’ beneficial ownership represents 6,940 shares of our Common Stock and shares granted to Mr. S. Zoullas and vested in connection with his resignation on March 9, 2015, and warrants exercisable to purchase 3,232 shares of our Common Stock. Information is based on a Form 4 filed by Mr. S. Zoullas on October 17, 2014. Mr. S. Zoullas resigned as Chairman and Chief Executive Officer effective March 9, 2015.

(9)

Mr. A. Zoullas’ beneficial ownership represents 2,049 shares of our Common Stock and warrants exercisable to purchase 583 shares of our Common Stock. Information is based on a Form 4 filed by Mr. A. Zoullas on December 4, 2014. Mr. A. Zoullas separated as Chief Operating Officer effective April 27, 2015.

(10)

Frank De Costanzo was appointed Chief Financial Officer and Secretary of Eagle Bulk Shipping on September 30, 2016. As soon as practicable after September 30, 2016, Mr. De Costanzo shall receive a number of restricted shares of Common Stock with an aggregate value equal to $1,000,000 based on the fair market value of the Common Stock as of the grant date.

(11)

Information is based on a Schedule 13D/A filed by Oaktree Capital Management, L.P. on September 8, 2016. The Schedule 13D/A reports that the securities to which this filing relates are owned directly by OCM Opps EB Holdings, Ltd. (“EB Holdings”) and beneficially owned by EB Holdings, Oaktree Capital Management, L.P., Oaktree Holdings, Inc., Oaktree Capital Group, LLC and Oaktree Capital Group Holdings GP, LLC. According to the Schedule 13D/A, the address of the beneficial owners is c/o Oaktree Capital Group Holdings GP, LLC, 333 South Grand Avenue, 28th Floor, Los Angeles, California 90071. Shares listed consist of (i) 15,417,928 shares of Common Stock, and (ii) 364 shares of Common Stock issuable upon exercise of the warrants issued and distributed by the Company to the reporting persons in connection with the Company’s restructuring in October 2014.

(12)

Information is based on a Schedule 13D/A filed by GoldenTree Asset Management LP (“GoldenTree”) on August 16, 2016 and a Form 3 filed on April 1, 2016, updating the information presented in the Schedule 13G/A filed on February 16, 2016. According to the Schedule 13D/A, GoldenTree, GoldenTree Asset Management LLC, GoldenTree Master Fund, Ltd. and Mr. Tananbaum have beneficial ownership of the securities to which the filing relates. According to the Schedule 13D/A, the address of the beneficial owners is 300 Park Avenue, 21st Floor, New York, NY 10022. Shares listed consist of (i) 8,594,501 shares of Common Stock, (ii) 173 shares of Common Stock issuable upon exercise of the warrants issued and distributed by the Company to the reporting persons in connection with the Company’s restructuring in October 2014, and (iii) 164,947 shares of Common Stock held directly by Mr. Steven A. Tananbaum.

(13)	Based on information known to the Company in connection with the Common Stock Purchase Agreements. The address of the beneficial owners is 20 Genesis Close, Grand Cayman KY1-1108, Cayman Island.

(14)

Information is based on information known to the Company in connection with the Second Lien Loan Agreement and Common Stock Purchase Agreements and a Schedule 13G filed by Neuberger Berman Group LLC on February 9, 2016. According to the Schedule 13G, the address of the beneficial owners is 605 Third Avenue, New York, NY 10158. The Schedule 13G reports that the securities to which this filing relates are held directly by Neuberger Berman Group LLC, Neuberger Berman Investment Advisors LLC and Neuberger Berman LLC.

(15)

Information is based on information known to the Company in connection with the Second Lien Loan Agreement and Common Stock Purchase Agreements and a Schedule 13G/A filed by Strategic Value Partners, LLC on February 16, 2016. The Schedule 13G/A reports that the securities to which this filing relates are held directly by Strategic Value Master Fund, Ltd. (“Fund I”), Strategic Value Special Situations Master Fund II, L.P. (“Fund II”), Strategic Value Special Situations Master Fund III, L.P. (“Fund III”), and Strategic Value Special Situations Offshore Fund III-A, L.P. (“Fund III-A”) and, collectively, the “Funds”) and beneficially owned by the Funds, Strategic Value Partners, LLC, as the investment manager of Fund I, SVP Special Situations II LLC, as the investment manager of Fund II, SVP Special Situations III LLC, as the investment manager of Fund III, SVP Special Situations III-A LLC, as the investment manager of Fund III-A, and Victor Khosla. According to the Schedule 13G/A, the address of the beneficial owners is c/o Strategic Value Partners, LLC, 100 West Putnam Avenue, Greenwich, CT 06830. Shares listed consist of (i) 2,676,171 shares of Common Stock, and (ii) 462 shares of Common Stock issuable upon exercise of the warrants issued and distributed by the Company to the reporting persons in connection with the Company’s restructuring in October 2014.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) of the Exchange Act and the rules thereunder, the Company’s executive officers and Directors and persons who own more than 10% of a registered class of the Company’s equity securities are required to file with the SEC reports of their ownership of, and transactions in, the Company’s Common Stock. Based solely on a review of copies of such reports furnished to the Company, and any written representations that the Company has received, the Company believes that during the fiscal year ended December 31, 2015, its executive officers, Directors and 10% holders complied with the Section 16(a) requirements.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Person Transaction Approval Policy

It is the Company’s policy to enter into or ratify “Related Person Transactions” only when the Board of Directors, acting through the Audit Committee or another independent committee established by the Board of Directors, determines that the Related Person Transaction in question is in, or is not inconsistent with, the best interests of the Company and its shareholders. A “Related Person Transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company is, was or will be a participant and the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year end for fiscal years 2015 and 2014, and in which any “Related Person” (as defined in relevant SEC rules) had, has or will have a direct or indirect material interest. A Related Person Transaction includes, but is not limited to, situations where the Company may obtain products or services of a nature, quantity or quality, or on other terms, that are not readily available from alternative sources or when the Company provides products or services to Related Persons on an arm’s length basis on terms comparable to those provided to unrelated third parties or on terms comparable to those provided to employees generally. The transactions discussed below were entered into in accordance with the terms of the Company’s Related Persons Transactions policy.

Delphin Management Agreement

On August 4, 2009, the Company entered into a management agreement (the “Management Agreement”) with Delphin Shipping LLC (“Delphin”), a Marshall Islands limited liability company affiliated with Kelso Investment Associates VII, KEP VI, LLC and the Company’s former Chief Executive Officer, Sophocles Zoullas. Delphin was formed for the purpose of acquiring and operating dry bulk and other vessels. Under the terms of the Management Agreement, the Company provides commercial and technical supervisory vessel management services to dry bulk vessels acquired by Delphin for a fixed monthly management fee based on a sliding scale. Pursuant to the terms of the Management Agreement, the Company has been granted an opportunity to acquire for its own account any dry bulk vessel that Delphin proposes to acquire. The Company has also been granted a right of first refusal on any dry bulk charter opportunity, other than a renewal of an existing charter for a Delphin-owned vessel that the Company reasonably deems suitable for a Company-owned vessel. The Management Agreement also provides the Company a right of first offer on the sale of any dry bulk vessel by Delphin. The term of the Management Agreement is one year and is renewable for successive one year terms at the option of Delphin.

On October 15, 2014, the above referenced Management Agreement was amended and restated (as so amended and restated, the “Amended Management Agreement”). As per the Amended Management Agreement, the technical management fee is $700 per vessel per day. The commercial management fee is 1.25% of charter hire; provided, however, that no commercial management fee shall be payable with respect to a charter hire that is earned while a vessel is a member of a pool and with respect to which a fee is paid to the pool manager. Following Mr. S. Zoullas’ resignation on March 9, 2015, the Company no longer considers the Amended Management Agreement to be a related party transaction.

On May 22, 2015, the Company received a termination notice to the Amended Management Agreement from Delphin. The notice of termination was given pursuant to the terms of the Amended Management Agreement and became effective as of August 22, 2015. Total management fees for the year ended December 31, 2015 amounted to $2,379,787. The total reimbursable amounted to $227,105. The advance balance received from Delphin on account for the management of its vessels as of December 31, 2015 was $245,569.

Registration Rights Agreement

On the Reorganization Effective Date, and in accordance with the Reorganization Plan, the Company and certain of its shareholders, including funds related to or managed by Brigade Capital Management, LP, Davidson Kempner Capital Management LP, Oaktree Capital Management, L.P. and Canyon Capital Advisors LLC, entered into a registration rights agreement. The registration rights agreement provides the shareholders party thereto with demand and piggyback registration rights with respect to certain securities of the Company held by them, subject to the requirement that such securities qualify as Registrable Securities, as defined therein. On May 13, 2016, the Company entered into an Amended and Restated Registration Rights Agreement, (the “A&R Registration Rights Agreement”) with Oaktree Capital Management, L.P. and GoldenTree Asset Management LP (and their respective affiliates), which A&R Amended and Restated Registration Rights Agreement provides them, among other things, demand and piggyback registration rights with respect to certain securities of the Company held by them, subject to the requirement that such securities qualify as Registrable Securities, as defined therein. The A&R Registration Rights Agreement also provides such shareholder party thereto with the right to demand an initial public offering and listing on the New York Stock Exchange or the Nasdaq Stock Market to be commenced at a time when the Company otherwise does not have a class of securities registered under Section 12 of the Exchange Act or a reporting obligation under Section 15(d) of the Exchange Act.

Warrant Agreement

On the Reorganization Effective Date, and in accordance with the Reorganization Plan, new Company equity warrants (the “Warrants”) were issued pursuant to the terms of a warrant agreement (the “Warrant Agreement”). Each Warrant has a 7-year term (commencing on the Reorganization Effective Date) and is exercisable for one share of Common Stock (subject to adjustment as set forth in the Warrant Agreement). The New Eagle Equity Warrants are exercisable at an exercise price of $556.40 per share (subject to further adjustment as set forth in the Warrant Agreement). The Warrant Agreement contains customary anti-dilution adjustments in the event of any stock split, reverse stock split, stock dividend, reclassification, dividend or other distributions (including, but not limited to, cash dividends), or business combination transaction.

The Warrants were distributed to holders of the old equity interests of the Predecessor (other than the consenting lenders on account of amended lender warrants or shares received upon conversion of the amended lender warrants), which were cancelled as of the Reorganization Effective Date. Equity interests of the Company issued to directors, officers and employees of the Company under compensatory plans that were unvested as of the Reorganization Effective Date were deemed vested automatically on the Reorganization Effective Date, so that all Warrants received in exchange therefor were deemed vested.

Second Lien Loan Facility

On March 30, 2016, Eagle Shipping, as borrower, and certain of its subsidiaries, as guarantors, entered into the Second Lien Loan Agreement with the Second Lien Lenders and the Second Lien Agent. The Second Lien Loan Agreement provides for a term loan in the amount of $60,000,000, and matures on January 14, 2020. In connection with the entry into the Second Lien Loan Agreement, the Company agreed to issue 16,889,828 shares of Common Stock to the Second Lien Lenders pro rata based on their participation in the Second Lien Facility, which Second Lien Lenders received shares equivalent to approximately 90% of the then-outstanding Common Stock of the Company after such issuance. Our Chairman and Chief Executive Officer, both of whom participated as Second Lien Lenders, were each issued 49,227 shares of Common Stock based on their participation as lenders in the Second Lien Facility. For further discussion, see the section above entitled “Security Ownership Of Certain Beneficial Owners And Management.”

Nominating Agreement

The Company entered into a nominating agreement on March 30, 2016, as amended (the “Nominating Agreement”), with GoldenTree, acting in its capacity as investment manager or advisor to certain private investment funds and managed accounts, in connection with GoldenTree’s participation as a lender under the Second Lien Loan Agreement, pursuant to which the Company agreed that GoldenTree will have the right to designate one individual to serve as a member of the Board of Directors and on a committee of the Board of Directors selected by GoldenTree (subject to any independence requirement imposed by law or by the rules of any national securities exchange on which the Company’s Common Stock may be listed or traded) so long as GoldenTree and its affiliates beneficially own a number of shares of Common Stock equal to or greater than 5% of the Company’s Common Stock at any one time outstanding and 80% of the number of shares of Common Stock it owned as of the effective date of the Nominating Agreement, as adjusted to give effect to the issuance and delivery of the shares of Common Stock under the Second Lien Loan Agreement and equitable adjustment for certain transactions.

Preferred Stock Private Placement

On May 26, 2016, the Company entered into a Preferred Stock Purchase Agreement (the “Preferred Stock Purchase Agreement”) with certain investors named therein, including certain of our existing shareholders and our Chairman and Chief Executive Officer (the “Private Placement Purchasers”), pursuant to which the Company agreed to issue to the Private Placement Purchasers in a private placement pursuant to the private placement exemption from registration under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated under the Securities Act, shares of the Company’s 15% Cumulative Nonparticipating Redeemable Series A Preferred Stock, par value $0.01 per share (the “Preferred Shares”), at a purchase price of $1,000.00 per share with a 1.0% original issue discount, for aggregate gross proceeds expected to amount to approximately $6.3 million.

On September 7, 2016, the Company and each of the Private Placement Purchasers executed a Termination Agreement, dated September 7, 2016 (the “Termination Agreement”), terminating the Preferred Stock Purchase Agreement. Pursuant to the Termination Agreement, the Company and each of the Private Placement Purchasers exchanged mutual releases of any and all claims or actions against each other in connection with or resulting from the Preferred Stock Purchase Agreement and the transactions contemplated thereby. The Company made an aggregate termination payment to the Private Placement Purchasers of $125,254.80, with such aggregate amount allocated among the Private Placement Purchasers in proportion to the percentage of the Preferred Shares each Private Placement Purchaser had previously agreed to purchase.

Common Stock Purchase Agreements

On July 1, 2016 and July 10, 2016, respectively, the Company entered into Common Stock Purchase Agreements, with the Common Stock Purchasers. The Common Stock Purchase Agreements provided for the issuance and sale by the Company to the Common Stock Purchasers of an aggregate amount of $88 million of Common Stock, at a price of $3.00 per share. Pursuant to the Common Stock Purchase Agreements, the Company issued 29,333,318 shares of Common Stock to the Common Stock Purchasers, who include certain of our existing shareholders, who held approximately 70% of our outstanding Common Stock prior to entry into the Common Stock Purchase Agreements and prior to giving effect to the delivery of all of the shares of Common Stock issued in connection with the Second Lien Loan Agreement, as well as our Chairman and Chief Executive Officer. For further discussion, see the section above entitled “Security Ownership Of Certain Beneficial Owners And Management.”

REPORT OF THE AUDIT COMMITTEE

The Audit Committee reviewed the Company’s audited financial statements as of and for the year ended December 31, 2015, and discussed them with the Company’s management, addressing, among other things, the quality and the acceptability of the accounting principles, the reasonableness of significant judgments and estimates, and the clarity and completeness of disclosures. The Company’s independent registered public accounting firm for the year ended December 31, 2015, Deloitte & Touche, was responsible for performing an independent audit of the Company’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for issuing a report on its audit of the financial statements. The Audit Committee monitors and reviews the audit. The Audit Committee also reviewed and discussed with Deloitte & Touche the audited financial statements and the matters required by Auditing Standard No. 16, “Communications with Audit Committees,” issued by the Public Company Accounting Oversight Board and other matters the committee deemed appropriate.

The Audit Committee has received the written disclosures and the letter from Deloitte & Touche required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, as modified or supplemented, and has discussed with Deloitte & Touche its independence. The Audit Committee also considered whether the independent auditors’ provision of other, non-audit related services to the Company is compatible with maintaining such auditors’ independence.

Based on its discussions with management and Deloitte & Touche, and its review of the representations and information provided by management and Deloitte & Touche, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements be included in the Company’s Annual Report for filing with the SEC.

Respectfully submitted,

The Audit Committee

Justin A. Knowles (Chairman)
Randee E. Day
Bart Veldhuizen

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Change in Independent Registered Public Accounting Firm

On June 25, 2015, the Company, with the approval of the audit committee of its Board of Directors, dismissed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm and engaged Deloitte & Touche as the new independent registered public accounting firm of the Company.

The reports of PwC on the Company’s financial statements for the years ended December 31, 2014 and December 31, 2013 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except as follows:

●

PwC’s report on the financial statements of the Predecessor for the fiscal year ended December 31, 2013 stated: “The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has not met their Leverage Ratio covenant at December 31, 2013 and does not anticipate meeting their leverage coverage ratio and interest coverage ratio at various measurement dates in 2014. The Company has obtained a waiver for the December 31, 2013 breach and for forecasted breaches at March 31, 2014, but that waiver does not extend to further measurement dates in 2014. The Company is negotiating to obtain additional waivers or modifications of the Fourth Amended and Restated Credit Facility, however there can be no assurance of success, which raises substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

●

PwC’s report on the financial statements of the Predecessor for the period from January 1, 2014 to October 15, 2014 stated: “As discussed in Note 1 to the consolidated financial statements, the Company filed a petition on August 6, 2014 with the United States Bankruptcy Court for the Southern District of New York for reorganization under the provisions of Chapter 11 of the Bankruptcy Code. The Company’s Restructuring Support Agreement (“RSA”) was substantially consummated on October 15, 2014 and the Company emerged from bankruptcy. In connection with its emergence from bankruptcy, the Company adopted fresh start accounting.”

●

PwC’s report on the financial statements of the Company as of December 31, 2014 and for the period from October 16, 2014 to December 31, 2014 stated: “As discussed in Note 1 to the consolidated financial statements, the United States Bankruptcy Court for the Southern District of New York confirmed the RSA on September 22, 2014. Confirmation of the plan resulted in the discharge of all claims against the Company that arose before October 15, 2014 and substantially alters rights and interests of equity security holders as provided for in the plan. The plan was substantially consummated on October 15, 2014 and the Company emerged from bankruptcy. In connection with its emergence from bankruptcy, the Company adopted fresh start accounting as of October 16, 2014.”

During the fiscal years ended December 31, 2014 and December 31, 2013, and the subsequent period through June 25, 2015, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to PwC’s satisfaction, would have caused them to make reference thereto in their report on the Company’s financial statements for such fiscal years.

There were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K) during the fiscal years ended December 31, 2014 and December 31, 2013, and the subsequent period through June 25, 2015, except that in connection with its audit of the year ended December 31, 2014, PwC informed the Company that as of December 31, 2014, the Company’s internal controls did not operate effectively to ensure that the fresh-start adjustment to reorganization items was recorded accurately and classified appropriately. The Company provided PwC with a copy of the foregoing disclosures made in a current report on Form 8-K prior to the time it was filed with the SEC and requested that PwC furnish a letter addressed to the SEC stating whether it agrees with the statements made in the Form 8-K. A copy of PwC’s letter, dated June 29, 2015, was filed as Exhibit 16.1 to the Form 8-K filed on June 30, 2015.

Fees to Independent Registered Public Accounting Firm

As outlined in the table below, we incurred the following fees for the fiscal years ended December 31, 2015 and December 31, 2014 for professional services rendered by Deloitte & Touche and PwC, respectively, for the audit of the Company’s annual financial statements and for audit-related services, tax services and all other services, as applicable.

Type of Fees	2015	2014
Audit Fees	$772,000	$1,322,500
Tax Fees	$39,000	$33,000
Total	$811,000	$1,355,500

Audit fees for fiscal year 2015 and 2014 include professional services rendered by Deloitte & Touche and PwC for the integrated audit of the company’s consolidated financial statements and the company’s internal control over financial reporting as required by Section 404 of the Sarbanes-Oxley Act of 2002, for review of the company’s interim consolidated quarterly financial statements included in the company’s quarterly reports on Form 10-Q, services that are normally provided by Deloitte & Touche and PwC in connection with regulatory filings in 2015. PwC also provided services in 2014 that related to fresh start accounting.

Tax fees for fiscal years 2015 and 2014 related to tax planning and tax compliance services.

Pre-Approval Policy for Services Performed by Independent Auditor

The Audit Committee has responsibility for the appointment, compensation and oversight of the work of the Company’s independent auditor. As part of this responsibility, the Audit Committee must pre-approve all permissible services to be performed by the independent auditor.

The Audit Committee has adopted an auditor pre-approval policy which sets forth the procedures and conditions pursuant to which pre-approval may be given for services performed by the independent auditor. Under the policy, the Audit Committee must give prior approval for any amount or type of service within four categories: audit, audit-related, tax services or, to the extent permitted by law, other services that the independent auditor provides. Prior to the annual engagement, the Audit Committee may grant general pre-approval for independent auditor services within these four categories at maximum pre-approved fee levels. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval and, in those instances, such service will require separate pre-approval by the Audit Committee if it is to be provided by the independent auditor. For any pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence, whether the auditor is best positioned to provide the most cost effective and efficient service and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality. The Audit Committee may delegate to one or more of its members authority to approve a request for pre-approval provided the member reports any approval so given to the Audit Committee at its next scheduled meeting.

PROPOSAL NO. 2:

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed the firm of Deloitte & Touche as the Company’s independent registered public accounting firm to audit the financial statements of Eagle Bulk Shipping for the fiscal year ending December 31, 2016 and recommends that shareholders vote to ratify this appointment. Representatives of Deloitte & Touche are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting at the Annual Meeting will be required to ratify the selection of Deloitte & Touche.

If the shareholders fail to ratify the selection, the Audit Committee will reconsider its selection of auditors. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of the Company and its shareholders. For a discussion of the fees paid to and the pre-approval policy for services performed by Deloitte & Touche, see the sections above entitled “Fees to Independent Registered Public Accounting Firm” and “Pre-Approval Policy for Services Performed by Independent Auditor.”

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 2, THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE AS EAGLE BULK SHIPPING’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR 2016.

PROPOSAL NO. 3:

APPROVAL OF 2016 EQUITY INCENTIVE PLAN

The Company’s Board of Directors believes that the effective use of stock-based, long-term incentive compensation has been integral to the Company’s success in the past and is vital to its ability to achieve strong performance in the future. Accordingly, the Board of Directors is seeking shareholder approval of the Eagle Bulk Shipping Inc. 2016 Equity Incentive Plan (the “2016 Plan”) that authorizes for issuance 5,348,613 shares of the Company’s Common Stock in connection with awards granted under the 2016 Plan. The Board of Directors expects to adopt the 2016 Plan on November 7, 2016, subject to shareholder approval at the Annual Meeting. The Board of Directors recommends that shareholders vote for approval of the 2016 Plan.

Background

When implemented pursuant to the Reorganization Plan, 4,504,504 shares of Common Stock were made available for issuance under the 2014 Plan. As a result of the Reverse Stock Split, which took effect on August 5, 2016, the maximum number of shares of our Common Stock available for issuance under the 2014 Plan was reduced to 225,225 shares. As of November 4, 2016, 142,091 shares of Common Stock were available for issuance under the 2014 Plan. Our Board of Directors does not believe that the number of shares of our Common stock remaining available for issuance under the 2014 Plan is sufficient to accomplish the aforementioned purposes of our long-term incentive compensation.

Following shareholder approval of the 2016 Plan, the 2016 Plan will replace the 2014 Plan and no other awards will be granted under the 2014 Plan. Outstanding awards under the 2014 Plan will continue to be governed by the terms of the 2014 Plan until exercised, expired or otherwise terminated or canceled. As of November 4, 2016, 83,134 shares of Common Stock were subject to outstanding awards under the 2014 Plan.

The following description of the 2016 Plan is a summary, does not purport to be a complete description of the 2016 Plan and is qualified in its entirety by the full text of the 2016 Plan. A copy of the 2016 Plan is attached to this proxy statement as Appendix A and is incorporated herein by reference. Shareholders are encouraged to review the 2016 Plan.

Description of the 2016 Plan

Administration

The 2016 Plan shall be administered by the Compensation Committee or such other committee of the Board of Directors as may be designated by the Board of Directors to administer the 2016 Plan in accordance with the terms of the 2016 Plan (the “Administrator”). The Administrator has the authority to designate participants; determine the type or types of awards to be granted to a participant and designate those awards which will constitute performance compensation awards; determine the number of shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated with respect to, awards; determine the terms and conditions of any awards; determine whether, to what extent, and under what circumstances awards may be settled or exercised in cash, shares, other securities, other awards or other property, or canceled, forfeited, or suspended and the methods by which awards may be settled, exercised, canceled, forfeited, or suspended; determine whether, to what extent, and under what circumstances cash, shares, other securities, other awards, other property, and other amounts payable with respect to an award will be deferred; construe, interpret, implement, reconcile any inconsistency, correct any defect and/or supply any omission in the 2016 Plan and any instrument or agreement relating to, or award made under, the 2016 Plan; prescribe, amend, rescind, or waive such rules and regulations and appoint such agents as it deems appropriate for the proper administration of the 2016 Plan; and make any other determination and take any other action that it deems necessary or desirable for the administration of the 2016 Plan. Unless otherwise expressly provided in the 2016 Plan, all designations, determinations, interpretations, and other decisions under or with respect to the 2016 Plan or any award is within the sole discretion of the Administrator and will be final, conclusive, and binding upon all persons.

Shares

Under the terms of the 2016 Plan, a maximum of 5,348,613 shares may be issued under the 2016 Plan. Except as provided in the preceding sentence, the shares reserved for issuance under the 2016 Plan shall be subject to adjustment as provided in the 2016 Plan. Shares deliverable under the 2016 Plan may consist of authorized and unissued shares or treasury shares. The following shares of Common Stock will again become available for awards under the 2016 Plan: shares subject to an award granted under the 2016 Plan that remain unissued upon cancellation or termination of the award for any reason; shares of restricted stock granted under the 2016 Plan that are forfeited; shares in respect of an award that is settled for cash without delivery of shares to the grantee; and shares tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any award granted under the 2016 Plan.

Under the terms of the 2016 Plan, awards for up to a maximum of 3,000,000 shares may be granted under the 2016 Plan to any one employee of the Company and its subsidiaries during any one calendar year, and awards in the form of options and stock appreciation rights for up to a maximum of 3,000,000 shares may be granted under the 2016 Plan to any one employee of the Company and its subsidiaries, in each case subject to adjustment as provided in the 2016 Plan, provided, however, that such limitations shall not apply unless the Administrator determines that compliance with Section 162(m) of the Code is necessary. Furthermore, under the terms of the 2016 Plan, the total number of shares with respect to which incentive stock options may be granted under the 2016 Plan to any one employee of the Company or a “parent corporation” or “subsidiary corporation” (as defined in the 2016 Plan) during any one calendar year may not exceed 3,000,000, subject to adjustment as provided in the 2016 Plan. The total number of shares of Common Stock with respect to which awards may be granted under the 2016 Plan to any non-employee director during any one calendar year shall not exceed 500,000, subject to adjustment as provided in the 2016 Plan.

Eligibility

Any Director, officer, employee or consultant of the Company or any of its subsidiaries (including any prospective officer or employee) is eligible to be designated to participate in the 2016 Plan. The Administrator selects those eligible persons who will receive awards under the 2016 Plan. Currently, our Board of Directors consists of seven persons, and we have one corporate officer who is not a Director. As of November 1, 2016, we had approximately 70 employees who were eligible to be designated to participate in the 2016 Plan.

Awards

The 2016 Plan provides the Administrator with the discretion to provide for the award of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalents, unrestricted stock, other equity-based or equity-related awards, and/or performance compensation awards.

Options

Options granted under the 2016 Plan are non-qualified options unless the applicable award agreement expressly states that the option is intended to be an incentive stock option. Subject to the provisions of the 2016 Plan, the Administrator has the sole and complete authority to determine the participants to whom options are granted, the number of shares to be covered by each option, and the conditions and limitations applicable to the exercise of the option. In the case of incentive stock options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Sections 421, 422 and 424 of the Code. If an option is intended to be an incentive stock option, and if for any reason such option (or any portion thereof) shall not qualify as an incentive stock option, then, to the extent of such non-qualification, such option (or portion thereof) shall be regarded as a non-qualified stock option appropriately granted under the 2016 Plan; provided that such option (or portion thereof) otherwise complies with the 2016 Plan’s requirements relating to non-qualified stock options. Each option will be evidenced by a written award agreement evidencing the option, which will specify the terms and conditions of the option.

The exercise price of each share covered by an option shall be equal to the fair market value of a share of Common Stock on the date of grant, unless otherwise specifically provided in the award agreement, but shall not be less than the greater of 100% of the fair market value of such share on the date the option is granted or the par value of a share of Common Stock. Each option becomes exercisable at such times and under such conditions as determined by the Administrator and set forth in the applicable award agreement. An option may not be exercised after the seventh anniversary of the option’s grant date.

If an optionee experiences a termination from the Company, any option or portion thereof then exercisable shall generally remain exercisable for 90 days, but in no event later than the option’s original expiration date. If the optionee is terminated for cause, all options will immediately terminate. Upon termination due to the optionee’s retirement (as defined in the 2016 Plan), outstanding options shall become exercisable at the time of such retirement and shall remain exercisable for three years from the date of termination, but in no event later than the option’s original expiration date. Upon termination due to the optionee’s death or disability (as defined in the 2016 Plan), outstanding options shall become vested and exercisable at the time of such termination as though the optionee had remained employed with the Company for an additional year and shall remain exercisable for one year from the date of termination, but in no event later than the option’s original expiration date. The Administrator may waive or modify the provisions regarding exercisability of options following termination of employment, subject to the 2016 Plan’s provisions regarding required consent from the grantee in cases of modifications materially adverse to the grantee.

Shares will not be delivered pursuant to an option’s exercise until the participant pays the exercise price in full. Payment of the exercise price may be made (1) in cash, or its equivalent acceptable to the Company, (2) with the consent of the Administrator, by delivery of shares of Common Stock having a fair market value (determined as of the exercise date) equal to all or part of the option’s exercise price and cash (or the equivalent thereof acceptable to the Company) for any remaining portion of the full option exercise price or (3) at the sole discretion of the Administrator and to the extent permitted by law, by such other provision, consistent with the terms of the Plan, as the Administrator may from time to time prescribe.

Stock Appreciation Rights

Stock Appreciation Rights (“SARs”) may be granted under the 2016 Plan. SAR recipients have the right to receive from the Company an amount equal in value to the excess, if any, of the fair market value per share at the time of exercise over the exercise price per share of the SAR, subject to the terms and conditions of the 2016 Plan and the applicable award agreement, as determined by the Administrator in accordance with the terms of the 2016 Plan. SARs may be granted in connection with all or any part of, or independently of, any option granted under the 2016 Plan. The exercise price of each share covered by a SAR shall be equal to the fair market value of a share of Common Stock on the date of grant, unless otherwise specifically provided in the award agreement, but shall not be less than the greater of 100% of the fair market value of such share on the date the SAR is granted or the par value of a share of Common Stock. The Administrator shall determine whether a SAR shall be settled in cash or shares or any combination thereof. The treatment of SARs in connection with the grantee’s termination from the Company is similar to that with respect to option exercisability following such termination. The Administrator may waive or modify the provisions regarding exercisability of SARs following termination of employment, subject to the 2016 Plan’s provisions regarding required consent from the grantee in cases of modifications materially adverse to the grantee. In no event may a SAR be exercisable after the seventh anniversary of the date the SAR is granted.

Restricted Shares and Restricted Share Units

Restricted shares may be granted under the 2016 Plan. A restricted share shall be subject to certain transfer restrictions, forfeiture provisions and/or other terms and conditions as may be specified in the 2016 Plan and the applicable award agreement. Restricted share units may also be granted under the 2016 Plan. A restricted share unit represents an unfunded and unsecured promise to deliver shares or cash in accordance with the terms of the applicable award agreement.

Dividends on any restricted shares may be paid directly to a participant, be withheld by the Company subject to vesting of the restricted shares pursuant to the terms of the applicable award agreement, or be subject to any other restrictions or conditions contained in the applicable award agreement, as determined by the Administrator in its sole discretion. Restricted stock units may include dividend equivalent rights entitling the grantee to receive amounts equal to the ordinary dividends that would be paid, during the time such award is outstanding and unvested, and/or, if payment of the vested award is deferred, during the period of such deferral following such vesting event, on the shares of Common Stock underlying the award if such shares were then outstanding. The Administrator will determine whether such payments shall be paid at the same time as the underlying dividends are paid or at the time the award vests or is paid out. Payments on such dividend equivalents may be made in cash, shares of Common Stock or other property. The dividend equivalents will be subject to such other vesting and forfeiture provisions and other terms and conditions as the Administrator shall deem appropriate and set forth in the award agreement.

Unless otherwise set forth in the applicable award agreement, a grantee’s termination from the Company for any reason other than (i) death, (ii) disability or (iii) a termination of employment without cause, will cause the immediate forfeiture of all shares of restricted stock and restricted stock units that have not yet vested as of the date of such termination, or if a grantee incurs a termination from the Company without cause or as the result of death or disability, all shares of restricted stock and restricted stock units that have not yet vested as of the date of such termination but that would have vested had the grantee remained employed for an additional year, will immediately vest as of such date. Unless otherwise determined by the Administrator, any dividends or dividend equivalents on restricted stock or restricted stock units that are forfeited upon termination from the Company that have not been directly remitted to the grantee prior to such termination will be forfeited. The Administrator may waive or modify the treatment of restricted stock and restricted stock units and their related dividends and dividend equivalents following termination of employment, subject to the 2016 Plan’s provisions regarding required consent from the grantee in cases of modifications materially adverse to the grantee.

Unrestricted Stock

The Administrator may grant (or sell at a purchase price at least equal to par value) shares of Common Stock free of restrictions under the Plan to such participants and in such amounts and subject to such forfeiture provisions as the Administrator determines. Unrestricted shares may be granted or sold pursuant to the 2016 Plan in respect of past services or other valid consideration.

Other Stock-Based Awards

Subject to the provisions of the 2016 Plan, the Administrator shall have the sole and complete authority to grant to participants other equity-based or equity-related awards in such amounts and subject to such terms and conditions as the Administrator shall determine, provided that any such awards must comply with applicable law and, to the extent deemed desirable by the Administrator, Rule 16b-3.

Dividend Equivalents

Subject to the provisions of the 2016 Plan, in the discretion of the Administrator, an award, other than an option or SAR, may provide the participant with dividends or dividend equivalents, payable in cash, shares, other securities, other awards or other property, on such terms and conditions as may be determined by the Administrator, including, without limitation, payment directly to the participant, withholding of such amounts by the Company subject to vesting of the award, or reinvestment in additional shares, restricted shares or other awards.

Performance Compensation Awards

The Administrator shall have the authority, at the time of grant of any award, to designate such award (other than options and SARs) as a “performance compensation award” in order to qualify such award as “qualified performance-based compensation” under Section 162(m) of the Code.

The Administrator shall have full discretion to select the length of a particular performance period, the types of performance compensation awards to be issued, the performance criteria that will be used to establish the performance goals, the kinds and/or levels of the performance goals that are to apply to the Company or any of its subsidiaries, affiliates, divisions or operational units, or any combination of the foregoing and the performance formula. Notwithstanding the foregoing, the performance criteria that will be used to establish the performance goal(s) shall be based on the attainment of specific levels of performance of the Company or any of its subsidiaries, affiliates, divisions or operational units, or any combination of the foregoing, and shall be limited to the following: (1) net income before or after taxes, (2) earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization), (3) operating income, (4) earnings per share, (5) return on shareholders’ equity, (6) return on investment, (7) return on assets, (8) level or amount of acquisitions, (9) share price, (10) profitability/profit margins, (11) market share, (12) revenues or sales (based on units and/or dollars), (13) costs, (14) cash flow, (15) working capital, (16) objective measures of customer satisfaction, (17) objective measures of employee satisfaction, (18) expense levels and expense ratios, (19) gross margin and gross margin ratios, (20) employee turnover, (21) implementation of systems, (22) completion of projects, (23) level or amount of divestitures, (24) objective goals related to capitalization or restructuring of the balance sheet, and (25) objective goals related to management or expense restructuring. The performance criteria may be applied on an absolute basis and/or be relative to one or more peer companies or indices or any combination thereof.

A participant generally must be employed by the Company on the last day of a performance period to be eligible for payment in respect of a performance compensation award for such performance period. In determining the actual size of an individual’s performance compensation award for a performance period, the Administrator may use discretion to reduce or eliminate the amount of the award. The maximum performance compensation award that may be granted to any one award recipient under the 2016 Plan in any fiscal year of the Company is 500,000 shares of Common Stock or, in the event the performance compensation award is paid in cash, other securities, other awards or other property, the equivalent cash value of 500,000 shares of Common Stock on the first day of the performance period to which such award relates, in each case subject to adjustment as provided in the 2016 Plan.

Change in Control

In the event of a Change in Control (as defined in the 2016 Plan), the Administrator shall have the power to:

(1)

provide that outstanding options, stock appreciation rights, restricted stock units (including any related dividend equivalent right) and/or other awards granted under the 2016 Plan shall either continue in effect, be assumed or an equivalent award shall be substituted therefor by the successor corporation or a parent corporation or subsidiary corporation; provided, that, a grantee who incurs a termination of employment for any reason, other than a termination for cause, or a grantee who resigns for good reason (as defined in the award agreement or in an applicable employment agreement between the Company and the grantee), concurrent with or within one year following the change in control, may exercise any outstanding option or stock appreciation right, but only to the extent that the grantee was entitled to exercise the award on the date of his or her termination of employment (after taking into account any accelerated vesting as determined by the Administrator), until the earlier of (A) the original expiration date of the award and (B) the later of (x) the date provided for under the terms of the 2016 Plan and (y) the date provided for under the applicable award agreement;

(2)

cancel, effective immediately prior to the occurrence of such event, options, stock appreciation rights, restricted stock units (including each dividend equivalent right related thereto) and/or other awards granted under the 2016 Plan outstanding immediately prior to such event (whether or not then vested or exercisable) and, in full consideration of such cancellation, pay to the holder of such award a cash payment in an amount equal to the excess, if any, of the fair market value (as of a date specified by the Administrator) of the shares subject to such award (or the value of such award, as determined by the Administrator, if not based on the fair market value of shares) over the aggregate exercise price of such award (or the grant price of such award, if any, if applicable) (it being understood that, in such event, any option or stock appreciation right having a per share exercise price equal to, or in excess of, the fair market value of a share subject to such option or stock appreciation right may be cancelled and terminated without any payment or consideration therefor); or

(3)

notify the holder of an option or stock appreciation right in writing or electronically that each option and stock appreciation right shall be fully vested and exercisable for a period of 30 days from the date of such notice, or such shorter period as the Administrator may determine to be reasonable, and the option or stock appreciation right shall terminate upon the expiration of such period (which period shall expire no later than immediately prior to the consummation of the corporate transaction).

Amendment and Termination of the 2016 Plan

The Board of Directors may suspend, discontinue, revise or amend the 2016 Plan in any respect whatsoever, except that no amendment may be made without shareholder approval if such amendment would: (i) expand the types of awards available under the 2016 Plan (except shareholder approval will not be required if the Company is a “foreign private issuer,” as defined in the rules of the SEC, or to the extent the Administrator determines that compliance with Section 162(m) of the Code would not be necessary); (ii) increase the number of shares that may be issued under the 2016 Plan (in the aggregate or to any individual), except as permitted pursuant to adjustment provisions provided under the 2016 Plan; (iii) expand the eligibility requirements of persons eligible to receive awards under the 2016 Plan; (iv) extend the term of the 2016 Plan; or (v) otherwise be necessary to comply with any tax or regulatory requirement applicable to the 2016 Plan. No amendment or cancellation of the 2016 Plan or any outstanding award granted under the 2016 Plan may materially impair the rights or materially increase the obligations of any holder of an outstanding award without the consent of the affected holder. No amendment to any outstanding award granted under the 2016 Plan shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the award. Under the terms of the 2016 Plan, the Administrator is permitted, in its discretion, to reprice awards granted under the 2016 Plan, including options and SARs (e.g., lowering the exercise price, cancelling the option or SAR in exchange for cash or another award when the exercise price exceeds the fair market value of the shares subject to the option or SAR, or any other action that is treated as a repricing under generally accepted accounting principles or applicable stock exchange rules). No awards may be granted under the 2016 Plan following the tenth anniversary of the date on which the 2016 Plan was adopted by the Board of Directors.

Forfeiture; Clawback

The Administrator may specify in the applicable award agreement that any realized gain with respect to options or SARs and any realized value with respect to other awards shall be subject to forfeiture or clawback, in the event of: (i) a participant’s breach of any non-competition, non-solicitation, confidentiality or other restrictive covenants with respect to the Company or its subsidiaries, (ii) a participant’s breach of any employment or consulting agreement with the Company or its subsidiaries, (iii) a participant’s termination of employment for cause, or (iv) a financial restatement that reduces the amount of compensation under the 2016 Plan previously awarded to a participant that would have been earned had results been properly reported.

New Plan Benefits

Awards under the 2016 Plan are subject to the discretion of the Administrator, and, except as described below, no determination has been made as to the types or amounts of awards that will be granted in the future to specific individuals pursuant to the 2016 Plan. Therefore, it is not possible to determine the future benefits that will be received by such participants. It is anticipated that awards of stock options and restricted shares will be granted to Gary Vogel, the Company’s Chief Executive Officer, and Bo Westergaard Jensen, the Company’s Commercial Director in connection with the adoption of the 2016 Plan and subject to shareholder approval at the Annual Meeting. However, the amounts and other terms of such awards have not been determined as of the date of this filing.

Certain tables above, including the 2015 Summary Compensation Table, 2015 Grants of Plan-Based Awards Table, Outstanding Equity Awards at Fiscal 2015 Year End Table, and Option Exercises and Stock Vested for Fiscal 2015 Table, set forth information with respect to prior awards granted to our individual named executive officers under the 2014 Plan. In addition, the Securities Authorized for Issuance under Equity Compensation Plans table below provides information as of December 31, 2015, regarding the equity outstanding under our equity compensation plans, the weighted average exercise price of outstanding equity, and the number of securities remaining available for issuance.

Federal Income Tax Considerations

The following discussion summarizes the federal income tax consequences to participants who may receive grants of awards under the 2016 Plan. This discussion of federal income tax consequences does not purport to be a complete analysis of all of the potential tax effects of the 2016 Plan. This discussion is based upon interpretations of laws, regulations, rulings and decisions now in effect, all of which are subject to change. No information is provided with respect to foreign, state or local tax laws, or estate and gift tax considerations.

Non-Qualified Stock Options

For federal income tax purposes, no income is recognized by a participant upon grant of a non-qualified stock option under the 2016 Plan. Upon exercise of a non-qualified stock option, an amount equal to the excess of the fair market value of the shares acquired on the date of exercise of such option over the exercise price is taxable to the participant as ordinary income and deductible by the issuer. The participant’s basis for capital gains purposes in the shares acquired is equal to the sum of the exercise price and the amount taxable as ordinary income. Gain or loss on a subsequent disposition of shares acquired pursuant to an option will be treated as capital gain or loss, and will be long-term capital gain or loss if such shares were held for more than one year after the date of exercise.

If a participant uses previously acquired shares to pay all or a portion of the exercise price on the exercise of an option, no gain or loss is recognized with respect to the previously acquired shares. The shares received upon exercise of the option, to the extent of the number of previously acquired shares exchanged therefor, will have the same basis and holding period for capital gain purposes as the previously acquired shares. The additional shares received will have a basis equal to the sum of the cash paid on exercise and the ordinary income taxable to the participant as a result of the exercise.

Incentive Stock Options

A participant receiving incentive stock options will not recognize taxable income upon grant or at the time of exercise. However, the excess of the fair market value of the stock received over the option price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an incentive stock option is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and the issuer will not be entitled to any deduction. If the holding period requirements are not met, the incentive stock option will be treated as one which does not meet the requirements of the Code for incentive stock options and the tax consequences described for non-qualified stock options will apply as of the date of the sale of stock acquired upon the exercise of the incentive stock option.

Deferred Compensation Subject to Section 409A and Section 457A

Certain types of awards under the 2016 Plan, including SARs and restricted stock units, may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code or Section 457A of the Code, to the extent applicable. Unless certain requirements set forth in Section 409A or Section 457A of the Code, to the extent applicable, are complied with, participants may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% income tax (and, potentially, certain interest penalties). To the extent applicable, the 2016 Plan and awards granted under the 2016 Plan will be interpreted to comply with Sections 409A and 457A of the Code and Department of Treasury regulations and other interpretive guidance that may be issued under Sections 409A and 457A of the Code. To the extent determined necessary or appropriate by the Administrator, the 2016 Plan and applicable award agreements may be amended to comply with Sections 409A and 457A of the Code or to exempt the applicable awards from Sections 409A and 457A of the Code.

Limitation on Company’s Deduction

Under Section 162(m) of the Code, the Company’s tax deduction for all compensation paid to the Company’s chief executive officer and certain other highly paid executive officers of the Company in any one year is limited to $1 million per officer. Compensation that qualifies as performance-based compensation is exempt from this deduction limitation. The Administrator has the authority, at the time of grant of any award, to designate such an award (other than options and SARs) as a performance compensation award in order to qualify such award as “qualified performance-based compensation” under Section 162(m) of the Code. The determination of whether compensation is performance-based is dependent upon a number of factors, including shareholder approval of the benefit plan pursuant to which compensation is paid. There is no assurance that awards granted under the 2016 Plan will satisfy the “performance based” requirements of Section 162(m). Unless exempt from United States federal income taxation under the rules of Section 883 of the Code, the Company may structure its compensation arrangements to qualify for exemption under Section 162(m) of the Code as the Company deems appropriate.

Acceleration on Change in Control

If the exercisability or vesting of an option, SAR or other outstanding award is accelerated as a result of a change in control, all or a portion of the value of the award at that time may be taken into account for purposes of determining whether a participant is subject to an excise tax equal to 20% of the amount of the “excess parachute payment” within the meaning of Section 280G of the Code and the participant’s employer will not receive a corresponding tax deduction under Section 280G of the Code.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides certain information as of the end of the fiscal year 2015 with respect to shares that may be issued under the 2014 Plan.

Plan category	Number of securities to be issued upon exercise of outstanding options (a)	Weighted-average exercise price of outstanding options, warrants (b)	Number of securities remaining available for future issuance under equity compensation plan(1) (c)
Equity compensation plans approved by security holders	68,867	$281.80	117,128	(2)
Equity compensation plans not approved by security holders	–	–	–
Total	68,867	$281.80	117,128	(2)

(1)	Excludes securities reflected in column (a).

(2)

Represents shares available for issuance at December 31, 2015, pursuant to various types of awards under the 2014 Plan and net of shares reserved for the vesting of outstanding stock awards. Following shareholder approval of the 2016 Plan, the 2016 Plan will replace the 2014 Plan and no other awards will be granted under the 2014 Plan, notwithstanding that 142,091 shares of Common Stock are currently available for issuance thereunder.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 3, THE APPROVAL OF THE 2016 EQUITY INCENTIVE PLAN.

SHAREHOLDER PROPOSALS FOR THE 2017 ANNUAL MEETING OF SHAREHOLDERS

Any shareholder desiring to present a proposal for inclusion in the proxy statement for the Company’s 2017 Annual Meeting of Shareholders must deliver the proposal to the Secretary of the Company not later than October 16, 2017. However, if the date of the 2017 Annual Meeting of Shareholders is more than 30 days from December 15, 2017, the anniversary date of the Annual Meeting, a proposal will be considered timely if we receive it in a reasonable time before we begin to print and send our proxy materials for such meeting. Only those proposals that comply with the Company’s By-Laws and the requirements of Rule 14a-8 of the Exchange Act will be included in the Company’s proxy statement for the 2017 Annual Meeting of Shareholders.

Shareholders may present proposals that are proper subjects for consideration at an annual meeting, even if the proposal is not submitted by the deadline for inclusion in the proxy statement. To do so, the shareholder must comply with the procedures specified in the By-laws which have been filed as Exhibit 3.2 to our current report filed on Form 8-K, filed with the SEC on October 16, 2014, and are available in print upon request to the Secretary of the Company. Our By-laws require all shareholders who intend to make proposals at an annual meeting of shareholders to submit their proposals to the Secretary of the Company not fewer than 60 and not more than 90 days before the anniversary date of the previous year’s annual meeting of shareholders. The By-laws also provide that nominations for Director may only be made by the Board of Directors (or an authorized committee of the Board of Directors) or by a shareholder of record entitled to vote who sends notice to the Secretary of the Company not fewer than 60 nor more than 90 days before the anniversary date of the previous year’s annual meeting of shareholders. Any nomination by a shareholder must comply with the procedures specified in the By-laws. To be eligible for consideration at the 2017 Annual Meeting of Shareholders, proposals that have not been submitted by the deadline for inclusion in the proxy statement and any nominations for Director must be received by the Company’s Secretary between September 15, 2017 and October 16, 2017. This advance notice period is intended to allow all shareholders an opportunity to consider all business and nominees expected to be considered at the meeting. However, if the 2017 Annual Meeting of Shareholders is held on a date that is not within 30 days before or after December 15, 2017, the anniversary of the Annual Meeting, shareholder proposals that have not been submitted by the deadline for inclusion in the proxy statement and any nominations for Director must be received by the close of business on the tenth day following the earlier of the date on which notice of the 2017 Annual Meeting of Shareholders is mailed or the date on which public disclosure of the date of the 2017 Annual Meeting of Shareholders is made.

All submissions to, or requests from, the Secretary of the Company should be made to: Frank De Costanzo, Secretary of Eagle Bulk Shipping Inc., at 300 First Stamford Place, 5th Floor, Stamford, Connecticut 06902.

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy proxy material delivery requirements with respect to two or more shareholders sharing the same address by delivering a single proxy statement and annual report addressed to those shareholders. This process, which is referred to as “householding,” potentially provides extra convenience for shareholders and reduces printing and postage costs for companies.

The Company and some brokers utilize the householding process for proxy materials. In accordance with a notice sent to certain shareholders who share a single address, only one copy of this proxy statement and the Company’s Annual Report is being sent to that address, unless we received contrary instructions from any shareholder at that address. Shareholders who participate in householding will continue to receive separate proxy cards. Householding will continue until you are notified otherwise or until one or more shareholders at your address revokes consent. If you revoke consent, you will be removed from the householding program within 30 days of receipt of the revocation. If you hold your Company stock in “street name,” additional information regarding householding of proxy materials should be forwarded to you by your broker.

If you wish to receive a separate copy of this proxy statement or the Company’s 2016 Annual Report, or would like to receive separate proxy statements and annual reports in the future, or if you are receiving multiple copies of annual reports and proxy statements at an address shared with another shareholder and would like to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Frank De Costanzo, Secretary of Eagle Bulk Shipping Inc., at 300 First Stamford Place, 5th Floor, Stamford, Connecticut 06902 or making a request via telephone at (203) 276-8100.

OTHER MATTERS

As of the date of this proxy statement, management was not aware that any matters not referred to in this proxy statement would be presented for action at the Annual Meeting. If any other matters should come before the Annual Meeting, the persons named in the accompanying proxy will have discretionary authority to vote all proxies in accordance with their best judgment, unless otherwise restricted by law.

BY ORDER OF THE BOARD OF DIRECTORS /s/ Frank De Costanzo Frank De Costanzo Chief Financial Officer and Secretary

Stamford, Connecticut

Dated: November 4, 2016

APPENDIX A

EAGLE BULK SHIPPING INC.
2016 EQUITY INCENTIVE PLAN

Article I.
General

1.1	Purpose

The Eagle Bulk Shipping Inc. 2016 Equity Incentive Plan (the “Plan”) is designed to provide certain Key Persons (as defined below), whose initiative and efforts are deemed to be important to the successful conduct of the business of Eagle Bulk Shipping Inc. (the “Company”), with incentives to (a) enter into and remain in the service of the Company or its Subsidiaries (as defined below), (b) acquire a proprietary interest in the success of the Company, (c) maximize their performance and (d) enhance the long-term performance of the Company.

1.2	Administration

(a)     Administration. The Plan shall be administered by the Compensation Committee of the Company’s Board of Directors (the “Board”), or such other committee of the Board as may be designated by the Board to administer the Plan (the “Administrator”); provided that (i) the Administrator shall be composed solely of two or more directors who are “outside” directors for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) in the event the Company is subject to Section 16 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Administrator shall be composed of two or more directors, each of whom is a “Non-Employee Director” (a “Non-Employee Director”) under Rule 16b-3 (as promulgated and interpreted by the Securities and Exchange Commission (the “SEC”) under the 1934 Act, or any successor rule or regulation thereto as in effect from time to time (“Rule 16b-3)), and (iii) the Administrator shall be composed solely of two or more directors who are “independent directors” under the rules of any stock exchange on which the Company’s Common Stock (as defined below) is traded; provided further, however, that, (A) the requirements in the preceding clauses (i) and (ii) shall, in each case, apply only when required to exempt an Award (as defined below) intended to qualify for an exemption under the applicable provisions referenced therein, (B) the requirement in the preceding clause (iii) shall apply only when required pursuant to the applicable rules of the applicable stock exchange and (C) if at any time the Administrator is not so composed as required by the preceding provisions of this sentence, that fact will not invalidate any grant made, or action taken, by the Administrator hereunder that otherwise satisfies the terms of the Plan. Subject to the terms of the Plan, applicable law and the applicable rules and regulations of any stock exchange on which the Common Stock is listed for trading, and in addition to other express powers and authorizations conferred on the Administrator by the Plan, the Administrator shall have the full power and authority, in its sole and absolute discretion, to: (1) designate the Persons (as defined below) to receive Awards under the Plan; (2) determine the types of Awards granted to a participant under the Plan and designate those Awards which shall constitute Performance Compensation Awards (as defined below); (3) determine the number of shares to be covered by, or with respect to which payments, rights or other matters are to be calculated with respect to, Awards; (4) determine the terms and conditions of any Awards; (5) determine whether, and to what extent, and under what circumstances, Awards may be settled or exercised in cash, shares, other securities, other Awards or other property, or cancelled, forfeited or suspended, and the methods by which Awards may be settled, exercised, cancelled, forfeited or suspended; (6) determine whether, to what extent, and under what circumstances cash, shares, other securities, other Awards, other property and other amounts payable with respect to an Award shall be deferred, either automatically or at the election of the holder thereof or the Administrator; (7) construe, interpret and implement the Plan and any Award Agreement (as defined below); (8) prescribe, amend, rescind or waive rules and regulations relating to the Plan, including rules governing its operation, and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (9) establish and administer Performance Goals (as defined below) and certify whether, and to what extent, they have been attained; (10) correct any defect, supply any omission and reconcile any inconsistency in the Plan or any Award Agreement; and (11) make any other determination and take any other action that the Administrator deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Administrator, may be made at any time and shall be final, conclusive and binding upon all Persons.

(b)     General Right of Delegation. Except to the extent prohibited by applicable law, the applicable rules of a stock exchange or any charter, by-laws or other agreement governing the Administrator, the Administrator may delegate all or any part of its responsibilities to any Person or Persons selected by it; provided, however, that in no event shall an officer of the Company be delegated the authority to grant Awards to, or amend Awards held by, the following individuals: (i) individuals who are subject to Section 16 of the 1934 Act, (ii) any officer or other employee (as determined in accordance with Section 3401(c) of the Code and the Treasury Regulations thereunder) of the Company or of any of its Subsidiaries who is, or could be, a “covered employee” within the meaning of Section 162(m) of the Code, to the extent the Administrator determines that Section 162(m) could be applicable thereto, or (iii) officers of the Company (or directors of the Company) to whom authority to grant or amend Awards has been delegated hereunder; provided, further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under Section 162(m) of the Code, to the extent the Administrator determines that Section 162(m) could be applicable thereto, applicable securities laws (including, without limitation, Rule 16b-3, to the extent applicable), and the rules of any applicable stock exchange. Any delegation hereunder shall be subject to the restrictions and limits that the Administrator specifies at the time of such delegation, and the Administrator may at any time rescind the authority so delegated or appoint a new delegate. At all times, the delegatee appointed under this Section 1.2(b) shall serve in such capacity at the pleasure of the Administrator.

(c)     Indemnification. No member of the Board, the Administrator or any officer or employee of the Company or any of its Subsidiaries or Affiliates (each such Person, a “Covered Person”) shall be liable for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award hereunder. Each Covered Person shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability or expense (including attorneys’ fees) that may be imposed upon or incurred by such Covered Person in connection with or resulting from any action, suit or proceeding to which such Covered Person may be a party or in which such Covered Person may be involved by reason of any action taken or omitted to be taken under the Plan or any Award Agreement and (ii) any and all amounts paid by such Covered Person, with the Company’s approval, in settlement thereof, or paid by such Covered Person in satisfaction of any judgment in any such action, suit or proceeding against such Covered Person; provided that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and, once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to a Covered Person to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case not subject to further appeal, determines that the acts or omissions of such Covered Person giving rise to the indemnification claim resulted from such Covered Person’s bad faith, fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company’s Articles of Incorporation or Bylaws (in each case, as amended and/or restated). The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which Covered Persons may be entitled under the Company’s Articles of Incorporation or Bylaws (in each case, as amended and/or restated), as a matter of law, or otherwise, or any other power that the Company may have to indemnify such Persons or hold them harmless.

(d)     Delegation of Authority to Senior Officers. The Administrator may, in accordance with and subject to the terms of Section 1.2(b), delegate, on such terms and conditions as it determines, to one or more senior officers of the Company the authority to make grants of Awards to Key Persons who are employees of the Company and its Subsidiaries (including any such prospective employee) or consultants of the Company and its Subsidiaries.

(e)     Awards to Non-Employee Directors. Notwithstanding anything to the contrary contained herein, the Board may, in its sole discretion, at any time and from time to time, grant Awards to Non-Employee Directors or administer the Plan with respect to such Awards. In any such case, the Board shall have all the authority and responsibility granted to the Administrator herein with respect to such Awards.

1.3	Persons Eligible for Awards

The Persons eligible to receive Awards under the Plan are those officers, directors, and employees (including any prospective officer or employee) and consultants of the Company and its Subsidiaries (collectively, “Key Persons”) as the Administrator shall select.

1.4	Type of Awards

Awards may be made under the Plan in the form of (a) incentive stock options, (b) non-qualified stock options, (c) stock appreciation rights, (d) restricted stock, (e) restricted stock units, (f) dividend equivalents, (g) unrestricted stock, (h) other equity-based or equity-related Awards and (i) performance compensation awards that the Administrator determines are consistent with the purposes of the Plan and the interests of the Company, all as more fully set forth in the Plan. The term “Award” means any of the foregoing that are granted under the Plan. No incentive stock option (other than an incentive stock option that may be assumed or issued by the Company in connection with a transaction to which Section 424(a) of the Code applies) may be granted under the Plan to a Person who is not eligible to receive an incentive stock option under the Code.

1.5	Shares Available for Awards; Adjustments for Changes in Capitalization

(a)     Maximum Number. Subject to adjustment as provided in Section 1.5(c), the aggregate number of shares of common stock of the Company, par value $0.01 (“Common Stock”), with respect to which Awards may at any time be granted under the Plan shall be 5,348,613. The following shares of Common Stock shall again become available for Awards under the Plan: (i) any shares that are subject to an Award under the Plan and that remain unissued upon the cancellation or termination of such Award for any reason whatsoever; (ii) any shares of restricted stock forfeited pursuant to the Plan or the applicable Award Agreement; provided that any dividend equivalent rights with respect to such shares that have not theretofore been directly remitted to the grantee are also forfeited; and (iii) any shares in respect of which an Award is settled for cash without the delivery of shares to the grantee. Any shares tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any Award shall again become available to be delivered pursuant to Awards under the Plan.

(b)     Source of Shares. Shares issued pursuant to the Plan may be authorized but unissued Common Stock or treasury shares. The Administrator may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares.

(c)     Adjustments.

(i)     In the event that any dividend or other distribution (whether in the form of cash, Company shares, other securities or other property), stock split, reverse stock split, reorganization, merger, consolidation, split-up, combination, repurchase or exchange of Company shares or other securities of the Company, issuance of warrants or other rights to purchase Company shares or other securities of the Company, or other similar corporate transaction or event, other than an Equity Restructuring (as defined below), affects the Company shares such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of the number of shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted under the Plan, including with respect to individual limitations in Sections 1.5(d) and 2.11.

(ii)     The Administrator is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including the events described in Section 1.5(c)(i) or the occurrence of a Change in Control (as defined below), other than an Equity Restructuring) affecting the Company, any of its Affiliates, or the financial statements of the Company or any of its Affiliates, or of changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange, accounting principles or law, whenever the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, including providing for (A) adjustment to (1) the number of shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards or to which outstanding Awards relate and (2) the Exercise Price (as defined below) with respect to any Award and (B) a substitution or assumption of Awards, accelerating the exercisability or vesting of, or lapse of restrictions on, Awards, or accelerating the termination of Awards by providing for a period of time for exercise prior to the occurrence of such event, or, if deemed appropriate or desirable, providing for a cash payment to the holder of an outstanding Award in consideration for the cancellation of such Award (it being understood that, in such event, any option or stock appreciation right having a per share Exercise Price equal to, or in excess of, the Fair Market Value (as defined below) of a share subject to such option or stock appreciation right may be cancelled and terminated without any payment or consideration therefor); provided, however, in each case that with respect to Awards of incentive stock options no such adjustment shall be authorized to the extent that such adjustment would cause the Plan to violate Section 422(b) of the Code or any successor provision thereto; and, provided further, however, that with respect to options and stock appreciation rights, unless otherwise determined by the Administrator, such adjustment shall be made in accordance with the provisions of Section 424(h) of the Code.

(iii)     In the event of (A) a Change in Control, (B) a dissolution or liquidation of the Company, (C) a sale of all or substantially all the Company’s assets or (D) a merger, reorganization or consolidation involving the Company or one of its Subsidiaries, the Administrator shall have the power to:

(A)     provide that outstanding options, stock appreciation rights, restricted stock units (including any related dividend equivalent right) and/or other Awards granted under the Plan shall either continue in effect, be assumed or an equivalent award shall be substituted therefor by the successor corporation or a parent corporation or subsidiary corporation; provided, that, a grantee who incurs a termination of employment or consultancy relationship with the Company and its Subsidiaries or dismissal from the Board for any reason, other than a termination or dismissal “for Cause”, or a grantee who resigns for “Good Reason” (as defined in the Award Agreement or in an applicable employment agreement between the Company and the grantee), concurrent with or within one year following the Change in Control, may exercise any outstanding option or stock appreciation right, but only to the extent that the grantee was entitled to exercise the Award on the date of his or her termination of employment or consultancy relationship with the Company and its Subsidiaries or dismissal from the Board (after taking into account any accelerated vesting as determined by the Administrator), until the earlier of (A) the original expiration date of the Award and (B) the later of (x) the date provided for under the terms of Section 2.4 without reference to this Section 1.5(c)(iii)(1) and (y) the date provided for under the applicable Award Agreement;

(B)     cancel, effective immediately prior to the occurrence of such event, options, stock appreciation rights, restricted stock units (including each dividend equivalent right related thereto) and/or other Awards granted under the Plan outstanding immediately prior to such event (whether or not then vested or exercisable) and, in full consideration of such cancellation, pay to the holder of such Award a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Administrator) of the shares subject to such Award (or the value of such Award, as determined by the Administrator, if not based on the Fair Market Value of shares) over the aggregate Exercise Price of such Award (or the grant price of such Award, if any, if applicable)(it being understood that, in such event, any option or stock appreciation right having a per share Exercise Price equal to, or in excess of, the Fair Market Value of a share subject to such option or stock appreciation right may be cancelled and terminated without any payment or consideration therefor); or

(C)     notify the holder of an option or stock appreciation right in writing or electronically that each option and stock appreciation right shall be fully vested and exercisable for a period of 30 days from the date of such notice, or such shorter period as the Administrator may determine to be reasonable, and the option or stock appreciation right shall terminate upon the expiration of such period (which period shall expire no later than immediately prior to the consummation of the corporate transaction).

(iv)     In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in the preceding provisions of this Section 1.5(c):

(A)     The number and type of securities or other property subject to each outstanding Award and the Exercise Price or grant price thereof, if applicable, shall be equitably adjusted;

(B)     The Administrator shall make such equitable adjustments, if any, as the Administrator may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations set forth in Sections 1.5(a) and 1.5(d)). The adjustments provided under this Section 1.5(c)(iv) shall be nondiscretionary and shall be final and binding on the affected participant and the Company.

(d)     Individual Limit. Except for the limits set forth in this Section 1.5(d) and Section 2.11(f)(vi), as applicable, no provision of this Plan shall be deemed to limit the number or value of shares of Common Stock with respect to which the Administrator may make Awards to any Key Person. Subject to adjustment as provided in Section 1.5(c), (i) the total number of shares of Common Stock with respect to which Awards may be granted under the Plan to any one employee of the Company and its Subsidiaries during any one calendar year shall not exceed 3,000,000, (ii) the total number of shares of Common Stock with respect to which Awards may be granted under the Plan in the form of options and stock appreciation rights to any one employee of the Company and its Subsidiaries during any one calendar year shall not exceed 3,000,000, (iii) the total number of shares of Common Stock with respect to which incentive stock options may be granted under the Plan to any one employee of the Company or a “parent corporation” or “subsidiary corporation” (as such terms are defined in Section 424 of the Code) of the Company during any one calendar year shall not exceed 3,000,000, and (iv) the total number of shares of Common Stock with respect to which Awards may be granted under the Plan to any Non-Employee Director during any one calendar year shall not exceed 500,000; provided, however, that notwithstanding the foregoing, the provisions of the preceding clauses (i) and (ii) shall not apply unless the Administrator determines that compliance with Section 162(m) of the Code is necessary.

1.6	Definitions of Certain Terms

(a)     “Affiliate” shall mean, with respect to any Person, any other Person (directly or indirectly) controlling, controlled by or under common control with such Person or any other Person designated by the Administrator in which any Person has an interest.

(b)     “Change in Control” shall mean the occurrence of any of the following events: (A) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of more than 50% of the then voting power; provided that the following acquisitions shall not constitute a Change in Control: (i) any such acquisition directly from the Company; (ii) any such acquisition by the Company; (iii) any such acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary; or (iv) any such acquisition pursuant to a transaction that complies with clauses (i), (ii) and (iii) of paragraph (C) below; (B) individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason (other than death or disability) to constitute at least a majority of the Board; provided, that any individual becoming a director subsequent to the Effective Date, whose election, or nomination for election by the Company’s stockholders, was approved by a vote of the directors then comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be considered as though such individual was a member of the Incumbent Board, but excluding for this purpose, any such individual whose initial assumption of office occurs as a result of or in connection with an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; (C) consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case, unless following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners of the voting power immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that as a result of such transaction owns the Company or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions relative to each other as their ownership immediately prior to such Business Combination of the securities representing the voting power, (ii) no Person (excluding any entity resulting from such Business Combination or any employee benefit plan (or related trust) sponsored or maintained by the Company or such entity resulting from such Business Combination) beneficially owns, directly or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock of the entity resulting from such Business Combination, or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or the action of the Board providing for such Business Combination; or (D) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company; provided, however, that for each Award subject to Section 409A of the Code and for which a Change in Control is a payment date, a Change in Control shall be deemed to have occurred under this Plan with respect to such Award only if a change in the ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company shall also be deemed to have occurred under Section 409A of the Code, provided that such limitation shall apply to such Award only to the extent necessary to avoid adverse tax effects under Section 409A of the Code.

(c)     “Effective Date” shall have the meaning set forth in Section 3.11(a) of the Plan.

(d)     “Equity Restructuring” shall mean a non-reciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, reverse stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the shares of Common Stock (or other securities of the Company) or the share price thereof and causes a change in the per share value of the shares underlying outstanding Awards.

(e)     “Exercise Price” shall mean (i) in the case of options, the price specified in the applicable Award Agreement as the price-per-share at which such share can be purchased pursuant to the option or (ii) in the case of stock appreciation rights, the price specified in the applicable Award Agreement as the reference price-per-share used to calculate the amount payable to the grantee.

(f)     The “Fair Market Value” of a share of Common Stock on any day shall be the closing price on the Nasdaq Stock Market, or such other primary stock exchange upon which shares are then listed, as reported for such day in The Wall Street Journal (or, if not reported in The Wall Street Journal, such other reliable source as the Administrator may determine), or, if no such price is reported for such day, the average of the high bid and low asked price of Common Stock as reported for such day. If no quotation is made for the applicable day, the Fair Market Value of a share of Common Stock on such day shall be determined in the manner set forth in the preceding sentence for the next preceding trading day. Notwithstanding the foregoing, if there is no reported closing price or high bid/low asked price that satisfies the preceding sentences, or if otherwise deemed necessary or appropriate by the Administrator, the Fair Market Value of a share of Common Stock on any day shall be determined by such methods and procedures as shall be established from time to time by the Administrator. The “Fair Market Value” of any property other than Common Stock shall be the fair market value of such property determined by such methods and procedures as shall be established from time to time by the Administrator.

(g)     Unless otherwise set forth in the applicable Award Agreement, in connection with a termination of employment or consultancy relationship or a dismissal from Board membership, for purposes of the Plan, the term “for Cause” shall be defined as follows:

(i)     if there is an employment, severance, consulting, change in control or other agreement governing the relationship between the grantee, on the one hand, and the Company or a Subsidiary, on the other hand, that contains a definition of “cause” (or similar phrase), for purposes of the Plan, the term “for Cause” shall mean those acts or omissions that would constitute “cause” under such agreement; or

(ii)      if the preceding clause (i) is not applicable to the grantee, for purposes of the Plan, the term “for Cause” shall mean any of the following:

(A)     any failure by the grantee substantially to perform the grantee’s employment or consulting or Board membership duties;

(B)     any excessive unauthorized absenteeism by the grantee;

(C)     any refusal by the grantee to obey the lawful orders of the Board or any other Person to whom the grantee reports;

(D)     any act or omission by the grantee that is or may be injurious to the Company or any of its Affiliates, whether monetarily, reputationally or otherwise;

(E)     any act by the grantee that is inconsistent with the best interests of the Company or any of its Affiliates;

(F)     the grantee’s gross negligence that is injurious to the Company or any of its Affiliates, whether monetarily, reputationally or otherwise;

(G)     the grantee’s material violation of any of the Company’s policies, including, without limitation, those policies relating to discrimination or sexual harassment;

(H)     the grantee’s material breach of his or her employment or service contract with the Company or any of its Affiliates;

(I)     the grantee’s unauthorized (1) removal from the premises of the Company or any of its Affiliates of any document (in any medium or form) relating to the Company or any of its Affiliates or the customers or clients of the Company or any of its Affiliates or (2) disclosure to any Person of any of the Company’s, or any of its Affiliates’, confidential or proprietary information;

(J)     the grantee’s being convicted of, or entering a plea of guilty or nolo contendere to, any crime that constitutes a felony or involves moral turpitude; and

(K)     the grantee’s commission of any act involving dishonesty or fraud.

Any rights the Company or any of its Affiliates may have under the Plan in respect of the events giving rise to a termination or dismissal “for Cause” shall be in addition to any other rights the Company or any of its Affiliates may have under any other agreement with a grantee or at law or in equity. Any determination of whether a grantee’s employment, consultancy relationship or Board membership is (or is deemed to have been) terminated “for Cause” shall be made by the Administrator or, if such a definition is contained in an employment, severance, consulting, change in control or other agreement governing the relationship between the grantee, on the one hand, and the Company or a Subsidiary, on the other hand, then the process for determining “Cause” under such agreement shall govern.

(h)     The term “incentive stock option” shall mean an option that is intended to qualify for special federal income tax treatment pursuant to Sections 421 and 422 of the Code as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is so designated in the applicable Award Agreement. Any option that is not specifically designated as an incentive stock option in the applicable Award Agreement shall under no circumstances be considered an incentive stock option. Any option that is not an incentive stock option is referred to herein as a “non-qualified stock option.”

(i)     Unless otherwise set forth in the applicable Award Agreement, “Disability” shall mean the grantee’s being unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or the grantee’s, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the grantee’s employer. The existence of a Disability shall be determined by the Administrator.

(j)     “Performance Compensation Award” shall mean any Award designated by the Administrator as a Performance Compensation Award pursuant to Section 2.11 of the Plan.

(k)     “Performance Criteria” shall mean the criterion or criteria that the Administrator shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under the Plan.

(l)     “Performance Formula” shall mean, for a Performance Period, the one or more objective formulas applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Plan participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

(m)     “Performance Goal” shall mean, for a Performance Period, the one or more goals established by the Administrator for the Performance Period based upon the Performance Criteria.

(n)     “Performance Period” shall mean the one or more periods of time as the Administrator may select over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Plan participant’s right to and the payment of a Performance Compensation Award.

(o)     “Person” shall mean any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, governmental body or other entity of any kind.

(p)     “Repricing” shall mean (i) lowering the Exercise Price of an option or a stock appreciation right after it has been granted, (ii) the cancellation of an option or a stock appreciation right in exchange for cash or another Award when the Exercise Price exceeds the Fair Market Value of the underlying shares subject to the Award and (iii) any other action with respect to an option or a stock appreciation right that is treated as a repricing under (A) generally accepted accounting principles or (B) any applicable stock exchange rules.

(q)     “Subsidiary” shall mean any entity in which the Company, directly or indirectly, has a 50% or more equity interest.

Article II.
Awards Under The Plan

2.1	Agreements Evidencing Awards

Each Award granted under the Plan shall be evidenced by a written certificate (“Award Agreement”), which shall contain such provisions as the Administrator may deem necessary or desirable and which may, but need not, require execution or acknowledgment by a grantee. The Award shall be subject to all of the terms and provisions of the Plan and the applicable Award Agreement.

2.2	Grant of Stock Options and Stock Appreciation Rights

(a)     Stock Option Grants. The Administrator may grant stock options (“options”) to purchase shares of Common Stock from the Company to such Key Persons, and in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions, as the Administrator shall determine, subject to the provisions of the Plan. The Administrator shall determine whether the option will be an incentive stock option or a nonqualified stock option for purposes of the Code. Incentive stock options may be granted to employees of the Company and any “parent corporation” or “subsidiary corporation” (as such terms are defined in Section 424 of the Code) of the Company. In the case of incentive stock options, the terms and conditions of such Awards shall be subject to such applicable rules as may be prescribed by Sections 421, 422 and 424 of the Code and any regulations related thereto, as may be amended from time to time. If an option is intended to be an incentive stock option, and if for any reason such option (or any portion thereof) shall not qualify as an incentive stock option for purposes of Section 422 of the Code, then, to the extent of such non-qualification, such option (or portion thereof) shall be regarded as a non-qualified stock option appropriately granted under the Plan; provided that such option (or portion thereof) otherwise complies with the Plan’s requirements relating to non-qualified stock options. It shall be the intent of the Administrator to not grant an Award in the form of stock options to any Key Person who is then subject to the requirements of Section 409A of the Code with respect to such Award if the Common Stock underlying such Award does not then qualify as “service recipient stock” for purposes of Section 409A. Furthermore, it shall be the intent of the Administrator, in granting options to Key Persons who are subject to Section 409A and/or 457 of the Code, to structure such options so as to comply with the requirements of Section 409A and/or 457 of the Code, as applicable.

(b)     Stock Appreciation Right Grants; Types of Stock Appreciation Rights. The Administrator may grant stock appreciation rights to such Key Persons, and in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions, as the Administrator shall determine, subject to the provisions of the Plan. The terms of a stock appreciation right may provide that it shall be automatically exercised for a payment upon the happening of a specified event that is outside the control of the grantee and that it shall not be otherwise exercisable. Stock appreciation rights may be granted in connection with all or any part of, or independently of, any option granted under the Plan. It shall be the intent of the Administrator to not grant an Award in the form of stock appreciation rights to any Key Person (i) who is then subject to the requirements of Section 409A of the Code with respect to such Award if the Common Stock underlying such Award does not then qualify as “service recipient stock” for purposes of Section 409A or (ii) if such Award would create adverse tax consequences for such Key Person under Section 457A of the Code. Furthermore, it shall be the intent of the Administrator, in granting stock appreciation rights to Key Persons who are subject to Section 409A and/or 457 of the Code, to structure such options so as to comply with the requirements of Section 409A and/or 457 of the Code, to the extent applicable.

(c)     Nature of Stock Appreciation Rights. The grantee of a stock appreciation right shall have the right, subject to the terms of the Plan and the applicable Award Agreement, to receive from the Company an amount equal to (i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise of the stock appreciation right over the Exercise Price of the stock appreciation right, multiplied by (ii) the number of shares with respect to which the stock appreciation right is exercised. Each Award Agreement with respect to a stock appreciation right shall set forth the Exercise Price of such Award and, unless otherwise specifically provided in the Award Agreement, the Exercise Price of a stock appreciation right shall equal the Fair Market Value of a share of Common Stock on the date of grant; provided that in no event may such Exercise Price be less than the greater of (A) the Fair Market Value of a share of Common Stock on the date of grant and (B) the par value of a share of Common Stock. Payment upon exercise of a stock appreciation right shall be in cash or in shares of Common Stock (valued at their Fair Market Value on the date of exercise of the stock appreciation right) or any combination of both, all as the Administrator shall determine. Upon the exercise of a stock appreciation right granted in connection with an option, the number of shares subject to the option shall be reduced by the number of shares with respect to which the stock appreciation right is exercised. Upon the exercise of an option in connection with which a stock appreciation right has been granted, the number of shares subject to the stock appreciation right shall be reduced by the number of shares with respect to which the option is exercised.

(d)     Option Exercise Price. Each Award Agreement with respect to an option shall set forth the Exercise Price of such Award and, unless otherwise specifically provided in the Award Agreement, the Exercise Price of an option shall equal the Fair Market Value of a share of Common Stock on the date of grant; provided that in no event may such Exercise Price be less than the greater of (i) the Fair Market Value of a share of Common Stock on the date of grant and (ii) the par value of a share of Common Stock.

2.3	Exercise of Options and Stock Appreciation Rights

Subject to the other provisions of this Article II and the Plan, each option and stock appreciation right granted under the Plan shall be exercisable as follows:

(a)     Timing and Extent of Exercise. Options and stock appreciation rights shall be exercisable at such times and under such conditions as determined by the Administrator and set forth in the corresponding Award Agreement, but in no event shall any portion of such Award be exercisable subsequent to the seventh anniversary of the date on which such Award was granted. Unless the applicable Award Agreement otherwise provides, an option or stock appreciation right may be exercised from time to time as to all or part of the shares as to which such Award is then exercisable.

(b)     Notice of Exercise. An option or stock appreciation right shall be exercised by the filing of a written notice with the Company or the Company’s designated exchange agent (the “Exchange Agent”), on such form and in such manner as the Administrator shall prescribe.

(c)     Payment of Exercise Price. Any written notice of exercise of an option shall be accompanied by payment for the shares being purchased. Such payment shall be made: (i) by certified or official bank check (or the equivalent thereof acceptable to the Company or its Exchange Agent) for the full option Exercise Price; (ii) as provided in the applicable Award Agreement or with the consent of the Administrator, which consent shall be given or withheld in the sole discretion of the Administrator, by delivery of shares of Common Stock having a Fair Market Value (determined as of the exercise date) equal to all or part of the option Exercise Price and a certified or official bank check (or the equivalent thereof acceptable to the Company or its Exchange Agent) for any remaining portion of the full option Exercise Price; or (iii) as provided in the applicable Award Agreement or at the sole discretion of the Administrator and to the extent permitted by law, by such other provision, consistent with the terms of the Plan, as the Administrator may from time to time prescribe (whether directly or indirectly through the Exchange Agent), or by any combination of the foregoing payment methods.

(d)     Delivery of Certificates Upon Exercise. Subject to Sections 3.2, 3.4 and 3.13, promptly after receiving payment of the full option Exercise Price, or after receiving notice of the exercise of a stock appreciation right for which the Administrator determines payment will be made partly or entirely in shares, the Company or its Exchange Agent shall (i) deliver to the grantee, or to such other Person as may then have the right to exercise the Award, a certificate or certificates for the shares of Common Stock for which the Award has been exercised or, in the case of stock appreciation rights, for which the Administrator determines will be made in shares or (ii) establish an account evidencing ownership of the stock in uncertificated form. If the method of payment employed upon an option exercise so requires, and if applicable law permits, an optionee may direct the Company or its Exchange Agent, as the case may be, to deliver the stock certificate(s) to the optionee’s stockbroker.

(e)     No Stockholder Rights. No grantee of an option or stock appreciation right (or other Person having the right to exercise such Award) shall have any of the rights of a stockholder of the Company with respect to shares subject to such Award until the issuance of a stock certificate to such Person for such shares. Except as otherwise provided in Section 1.5(c), no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

2.4	Termination of Employment/Service; Death Subsequent to a Termination of Employment/Service

(a)     General Rule. Except to the extent otherwise provided in the applicable Award Agreement or except to the extent otherwise provided in paragraphs (b), (c), (d), (e) or (f) of this Section 2.4, each outstanding option or stock appreciation right held by a grantee who incurs a termination of employment or consultancy relationship with the Company and its Subsidiaries or dismissal from the Board shall, to the extent not then vested and exercisable, be immediately forfeited, and, to the extent vested and exercisable may be exercised within 90 days after termination of employment or consultancy relationship or dismissal from the Board, but in no event after the original expiration date of the Award; it being understood that then outstanding options and stock appreciation rights shall not be affected by a change of employment or consultancy/service relationship with the Company and its Subsidiaries so long as the grantee continues to be a director, officer or employee of, or a consultant to, the Company or any of its Subsidiaries.

(b)     Dismissal “for Cause”. If a grantee incurs a termination of employment or consultancy relationship with the Company and its Subsidiaries or dismissal from the Board, in either case “for Cause”, all options and stock appreciation rights not theretofore exercised, whether or not vested, shall immediately terminate upon such termination of employment or consultancy relationship or dismissal from the Board.

(c)     Retirement. If a grantee incurs a termination of employment with the Company and its Subsidiaries as the result of his or her retirement (as defined below), then any outstanding option or stock appreciation right shall immediately become exercisable at the time of such retirement and shall remain exercisable for a period of three years after such retirement; provided that in no event may such option or stock appreciation right be exercised following the original expiration date of the Award. For purposes of the Plan, unless otherwise set forth in the applicable Award Agreement, “retirement” shall mean a grantee’s resignation of employment with the Company and its Subsidiaries, with the Company’s or its applicable Subsidiary’s prior consent, on or after (i) his or her 65th birthday, (ii) the date on which he or she has attained age 60 and completed at least five years of service with the Company and its Subsidiaries (using any method of calculation the Administrator deems appropriate) or (iii) if approved by the Administrator, on or after his or her having completed at least 20 years of service with the Company and its Subsidiaries (using any method of calculation the Administrator deems appropriate).

(d)     Disability. If a grantee incurs a termination of employment or consultancy relationship with the Company and its Subsidiaries or a dismissal from the Board by reason of a Disability, then any outstanding option or stock appreciation right shall immediately become vested and exercisable at the time of such termination as though the grantee had remained employed with the Company for an additional year, and remain exercisable for a period of one year after such termination; provided that in no event may such option or stock appreciation right be exercised following the original expiration date of the Award.

(e)     Death.

(i)     Termination of Employment/Service as a Result of Grantee’s Death. If a grantee incurs a termination of employment or consultancy relationship with the Company and its Subsidiaries or leaves the Board as the result of his or her death, then any outstanding option or stock appreciation right shall immediately become vested and exercisable at the time of such termination as though the grantee had remained employed with the Company for an additional year, and shall remain exercisable for a period of one year after such death; provided that in no event may such option or stock appreciation right be exercised following the original expiration date of the Award.

(ii)     Restrictions on Exercise Following Death. Any such exercise of an Award following a grantee’s death shall be made only by the grantee’s executor or administrator or other duly appointed representative reasonably acceptable to the Administrator, unless the grantee’s will specifically disposes of such Award, in which case such exercise shall be made only by the recipient of such specific disposition. If a grantee’s personal representative or the recipient of a specific disposition under the grantee’s will shall be entitled to exercise any Award pursuant to the preceding sentence, such representative or recipient shall be bound by all the terms and conditions of the Plan and the applicable Award Agreement which would have applied to the grantee.

(f)     Administrator Discretion. The Administrator may, in writing, waive or modify the application of the foregoing provisions of this Section 2.4, it being understood that any such action shall be subject to the provisions in Section 3.1(c) requiring consent of the grantee (or, upon the grantee’s death, the Person having the right to exercise the Award) to the extent such action would materially impair the rights or materially increase the obligations of the grantee under then outstanding options or stock appreciation rights.

2.5	Transferability of Options and Stock Appreciation Rights

Except as otherwise specifically provided in this Plan or the applicable Award Agreement evidencing an option or stock appreciation right, during the lifetime of a grantee, each such Award granted to a grantee shall be exercisable only by the grantee, and no such Award may be sold, assigned, transferred, pledged or otherwise encumbered or disposed of other than by will or by the laws of descent and distribution. The Administrator may, in any applicable Award Agreement evidencing an option or stock appreciation right, permit a grantee to transfer all or some of the options or stock appreciation rights to (a) the grantee’s spouse, children or grandchildren (“Immediate Family Members”), (b) a trust or trusts for the exclusive benefit of such Immediate Family Members or (c) other parties approved by the Administrator. Following any such transfer, any transferred options and stock appreciation rights shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer.

2.6	Grant of Restricted Stock

(a)     Restricted Stock Grants. The Administrator may grant restricted shares of Common Stock to such Key Persons, in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions as the Administrator shall determine, subject to the provisions of the Plan. A grantee of a restricted stock Award shall have no rights with respect to such Award unless such grantee accepts the Award within such period as the Administrator shall specify by accepting delivery of a restricted stock Award Agreement in such form as the Administrator shall determine.

(b)     Issuance of Stock Certificate. Promptly after a grantee accepts a restricted stock Award in accordance with Section 2.6(a), subject to Sections 3.2, 3.4 and 3.13, the Company or its Exchange Agent shall issue to the grantee a stock certificate or stock certificates for the shares of Common Stock covered by the Award or shall establish an account evidencing ownership of the stock in uncertificated form. Upon the issuance of such stock certificates, or establishment of such account, the grantee shall have the rights of a stockholder with respect to the restricted stock, subject to: (i) the nontransferability restrictions and forfeiture provisions described in the Plan (including paragraphs (d) and (e) of this Section 2.6); (ii) a requirement, as set forth in the Award Agreement, that any dividends paid on such shares shall be held in escrow and, unless otherwise determined by the Administrator, shall remain forfeitable until all restrictions on such shares have lapsed; and (iii) any other restrictions and conditions contained in the applicable Award Agreement.

(c)     Custody of Stock Certificate. Unless the Administrator shall otherwise determine, any stock certificates issued evidencing shares of restricted stock shall remain in the possession of the Company (or such other custodian as may be designated by the Administrator) until such shares are free of any restrictions specified in the applicable Award Agreement. The Administrator may direct that such stock certificates bear a legend setting forth the applicable restrictions on transferability.

(d)     Nontransferability. Shares of restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of prior to the lapsing of all restrictions thereon, except as otherwise specifically provided in this Plan or the applicable Award Agreement. The Administrator at the time of grant shall specify the date or dates (which may depend upon or be related to the attainment of performance goals and other conditions) on which the nontransferability of the restricted stock shall lapse.

(e)     Consequence of Termination of Employment/Service. Unless otherwise set forth in the applicable Award Agreement, (i) a grantee’s termination of employment or consultancy relationship with the Company and its Subsidiaries or dismissal from the Board for any reason other than death, Disability or a termination of employment without Cause shall cause the immediate forfeiture of all shares of restricted stock that have not yet vested as of the date of such termination of employment or consultancy relationship or dismissal from the Board and (ii) if a grantee incurs a termination of employment or consultancy relationship with the Company and its Subsidiaries or dismissal from the Board without Cause or as the result of his or her death or Disability, those shares of restricted stock that have not yet vested as of the date of such termination or departure from the Board but that would have vested had the grantee remained employed for an additional year, shall immediately vest as of such date; it being understood that then outstanding restricted stock Awards shall not be affected by a change of employment or consultancy/service relationship with the Company and its Subsidiaries so long as the grantee continues to be a director, officer or employee of, or a consultant to, the Company or any of its Subsidiaries. Unless otherwise determined by the Administrator, all dividends paid on shares forfeited under this Section 2.6(e) that have not theretofore been directly remitted to the grantee shall also be forfeited, whether by termination of any escrow arrangement under which such dividends are held or otherwise. The Administrator may, in writing, waive or modify the application of the foregoing provisions of this Section 2.6(e) , it being understood that any such action shall be subject to the provisions in Section 3.1(c) requiring consent of the grantee (or, upon the grantee’s death, the Person having the right to exercise the Award) to the extent such action would materially impair the rights or materially increase the obligations of the grantee under then outstanding restricted stock Awards.

2.7	Grant of Restricted Stock Units

(a)     Restricted Stock Unit Grants. The Administrator may grant restricted stock units to such Key Persons, and in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions, as the Administrator shall determine, subject to the provisions of the Plan. A restricted stock unit granted under the Plan shall confer upon the grantee a right to receive from the Company, conditioned upon the occurrence of such vesting event as shall be determined by the Administrator and specified in the Award Agreement, the number of such grantee’s restricted stock units that vest upon the occurrence of such vesting event multiplied by the Fair Market Value of a share of Common Stock on the date of vesting. Payment upon vesting of a restricted stock unit shall be in cash or in shares of Common Stock (valued at their Fair Market Value on the date of vesting) or both, all as the Administrator shall determine, and such payments shall be made to the grantee at such time as provided in the Award Agreement, which the Administrator shall intend to be (i) if Section 409A of the Code is applicable to the grantee, within the period required by Section 409A such that it qualifies as a “short-term deferral” pursuant to Section 409A and the Treasury Regulations issued thereunder, unless the Administrator shall provide for deferral of the Award intended to comply with Section 409A, (ii) if Section 457A of the Code is applicable to the grantee, within the period required by Section 457A(d)(3)(B) such that it qualifies for the exemption thereunder, or (iii) if Sections 409A and 457A of the Code are not applicable to the grantee, at such time as determined by the Administrator.

(b)     Dividend Equivalents. The Administrator may include in any Award Agreement with respect to a restricted stock unit a dividend equivalent right entitling the grantee to receive amounts equal to the ordinary dividends that would be paid, during the time such Award is outstanding and unvested, and/or, if payment of the vested Award is deferred, during the period of such deferral following such vesting event, on the shares of Common Stock underlying such Award if such shares were then outstanding. In the event such a provision is included in a Award Agreement, the Administrator shall determine whether such payments shall be (i) paid to the holder of the Award, as specified in the Award Agreement, either (A) at the same time as the underlying dividends are paid, regardless of the fact that the restricted stock unit has not theretofore vested, (B) at the time at which the Award’s vesting event occurs, conditioned upon the occurrence of the vesting event, (C) once the Award has vested, at the same time as the underlying dividends are paid, regardless of the fact that payment of the vested restricted stock unit has been deferred, and/or (D) at the time at which the corresponding vested restricted stock units are paid, (ii) made in cash, shares of Common Stock or other property and (iii) subject to such other vesting and forfeiture provisions and other terms and conditions as the Administrator shall deem appropriate and as shall be set forth in the Award Agreement.

(c)     Consequence of Termination of Employment/Service. Unless otherwise set forth in the applicable Award Agreement, (i) a grantee’s termination of employment or consultancy relationship with the Company and its Subsidiaries or dismissal from the Board for any reason other than death, Disability or a termination of employment without Cause shall cause the immediate forfeiture of all restricted stock units that have not yet vested as of the date of such termination of employment or consultancy relationship with the Company and its Subsidiaries or dismissal from the Board and (ii) if a grantee incurs a termination of employment or consultancy relationship with the Company and its Subsidiaries or dismissal from the Board without Cause or as the result of his or her death or Disability, those restricted stock units that have not yet vested as of the date of such termination or departure from the Board but that would have vested had such grantee remained employed for an additional year, shall immediately vest as of such date; it being understood that then outstanding restricted stock units shall not be affected by a change of employment or consultancy relationship with the Company and its Subsidiaries so long as the grantee continues to be a director, officer or employee of, or a consultant to, the Company or any of its Subsidiaries. Unless otherwise determined by the Administrator, any dividend equivalent rights on any restricted stock units forfeited under this Section 2.7(c) that have not theretofore been directly remitted to the grantee shall also be forfeited, whether by termination of any escrow arrangement under which such dividends are held or otherwise. The Administrator may, in writing, waive or modify the application of the foregoing provisions of this Section 2.7(c), it being understood that any such action shall be subject to the provisions in Section 3.1(c) requiring consent of the grantee (or, upon the grantee’s death, the Person having the right to exercise the Award) to the extent such action would materially impair the rights or materially increase the obligations of the grantee under then outstanding restricted stock units.

(d)     No Stockholder Rights. No grantee of a restricted stock unit shall have any of the rights of a stockholder of the Company with respect to such Award unless and until a stock certificate is issued with respect to such Award upon the vesting of such Award (it being understood that the Administrator shall determine whether to pay any vested restricted stock unit in the form of cash or Company shares or both), which issuance shall be subject to Sections 3.2, 3.4 and 3.13. Except as otherwise provided in Section 1.5(c), no adjustment to any restricted stock unit shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate, if any, is issued.

(e)     Transferability of Restricted Stock Units. Except as otherwise specifically provided in this Plan or the applicable Award Agreement evidencing a restricted stock unit, no restricted stock unit granted under the Plan may be sold, assigned, transferred, pledged or otherwise encumbered or disposed of other than by will or by the laws of descent and distribution. The Administrator may, in any applicable Award Agreement evidencing a restricted stock unit, permit a grantee to transfer all or some of the restricted stock units to (i) the grantee’s Immediate Family Members, (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members or (iii) other parties approved by the Administrator. Following any such transfer, any transferred restricted stock units shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer.

2.8	Grant of Unrestricted Stock

The Administrator may grant (or sell at a purchase price at least equal to par value) shares of Common Stock free of restrictions under the Plan to such Key Persons and in such amounts and subject to such forfeiture provisions as the Administrator shall determine. Shares may be thus granted or sold in respect of past services or other valid consideration.

2.9	Other Stock-Based Awards

Subject to the provisions of the Plan (including, without limitation, Section 3.15), the Administrator shall have the sole and complete authority to grant to Key Persons other equity-based or equity-related Awards in such amounts and subject to such terms and conditions as the Administrator shall determine; provided that any such Awards must comply with applicable law and, to the extent deemed desirable by the Administrator, Rule 16b-3.

2.10	Dividend Equivalents

Subject to the provisions of the Plan (including, without limitation, Section 3.15), in the discretion of the Administrator, an Award, other than an option or stock appreciation right, may provide the Award recipient with dividends or dividend equivalents, payable in cash, shares, other securities, other Awards or other property, on a current or deferred basis, on such terms and conditions as may be determined by the Administrator, including, without limitation, payment directly to the Award recipient, withholding of such amounts by the Company subject to vesting of the Award, or reinvestment in additional shares, restricted shares or other Awards.

2.11	Performance Compensation Awards

(a)     General. The Administrator shall have the authority, at the time of grant of any Award, to designate such Award (other than options and stock appreciation rights) as a Performance Compensation Award in order to qualify such Award as “qualified performance-based compensation” under Section 162(m) of the Code. Options and stock appreciation rights granted under the Plan shall not be included among Awards that are designated as Performance Compensation Awards under this Section 2.11.

(b)     Eligibility. The Administrator will, in its sole discretion, designate within the first 90 days of a Performance Period (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) which Key Persons will be eligible to receive Performance Compensation Awards in respect of such Performance Period. However, designation of a Key Person eligible to receive an Award hereunder for a Performance Period shall not in any manner entitle the Key Person to receive payment in respect of any Performance Compensation Award for such Performance Period. The determination as to whether or not such Key Person becomes entitled to payment in respect of any Performance Compensation Award shall be decided solely in accordance with the provisions of this Section 2.11. Moreover, designation of a Key Person eligible to receive an Award hereunder for a particular Performance Period shall not require designation of such Key Person eligible to receive an Award hereunder in any subsequent Performance Period and designation of one Person as a Key Person eligible to receive an Award hereunder shall not require designation of any other Person as a Key Person eligible to receive an Award hereunder in such period or in any other period.

(c)     Discretion of Administrator with Respect to Performance Compensation Awards. With regard to a particular Performance Period, the Administrator shall have full discretion to select the length of such Performance Period, the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goals(s) that is (are) to apply to the Company or any of its Subsidiaries, Affiliates, divisions or operational units, or any combination of the foregoing, and the Performance Formula. Within the first 90 days of a Performance Period (or, if shorter, within the maximum period allowed under Section 162(m) of the Code), the Administrator shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence and record the same in writing.

(d)     Performance Criteria. Notwithstanding the foregoing, the Performance Criteria that will be used to establish the Performance Goal(s) shall be based on the attainment of specific levels of performance of the Company or any of its Subsidiaries, Affiliates, divisions or operational units, or any combination of the foregoing, and shall be limited to the following: (i) net income before or after taxes, (ii) earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization), (iii) operating income, (iv) earnings per share, (v) return on shareholders’ equity, (vi) return on investment, (vii) return on assets, (viii) level or amount of acquisitions, (ix) share price, (x) profitability/profit margins, (xi) market share, (xii) revenues or sales (based on units and/or dollars), (xiii) costs, (xiv) cash flow, (xv) working capital, (xvi) objective measures of customer satisfaction, (xvii) objective measures of employee satisfaction, (xviii) expense levels and expense ratios, (xix) gross margin and gross margin ratios, (xx) employee turnover, (xxi) implementation of systems, (xxii) completion of projects, (xxiii) level or amount of divestitures, (xxiv) objective goals related to capitalization or restructuring of the balance sheet and (xxv) objective goals related to management or expense restructuring. The Performance Criteria may be applied on an absolute basis and/or be relative to one or more peer companies or indices or any combination thereof. To the extent required under Section 162(m) of the Code, the Administrator shall, within the first 90 days of the applicable Performance Period (or, if shorter, within the maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period.

(e)     Performance Goals. The Administrator is authorized at any time during the first 90 days of a Performance Period (or, if shorter, within the maximum period allowed under Section 162(m) of the Code), or any time thereafter (but only to the extent the exercise of such authority after such 90-day period (or such shorter period, if applicable) would not cause the Performance Compensation Awards granted to any Key Person for the Performance Period to fail to qualify as “qualified performance-based compensation” under Section 162(m) of the Code), in its sole and absolute discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period to the extent permitted under Section 162(m) of the Code (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development affecting the Company, or any of its Affiliates, Subsidiaries, divisions or operating units (to the extent applicable to such Performance Goal) or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company or any of its Affiliates, Subsidiaries, divisions or operating units (to the extent applicable to such Performance Goal), or the financial statements of the Company or any of its Affiliates, Subsidiaries, divisions or operating units (to the extent applicable to such Performance Goal), or of changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange, accounting principles, law or business conditions.

(f)     Payment of Performance Compensation Awards.

(i)     Condition to Receipt of Payment. An Award recipient must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period. Notwithstanding the foregoing, in the discretion of the Administrator, Performance Compensation Awards may be paid to Award recipients who have retired or whose employment has terminated after the beginning of the Performance Period for which a Performance Compensation Award is made, or to the designee or estate of an Award recipient who died prior to the last day of a Performance Period, but not unless and until the Administrator has certified attainment of the relevant Performance Goal(s) in accordance with Section 2.11(f)(iii).

(ii)     Limitation. An Award recipient shall be eligible to receive payments in respect of a Performance Compensation Award only to the extent that (A) the Performance Goal(s) for such period are achieved and certified by the Administrator in accordance with Section 2.11(f)(iii) and (B) the Performance Formula as applied against such Performance Goal(s) determines that all or some portion of such Award recipient’s Performance Compensation Award has been earned for the Performance Period.

(iii)     Certification. Following the completion of a Performance Period, the Administrator shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, to calculate and certify in writing that amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Administrator shall then determine the actual size of each Award recipient’s Performance Compensation Award for the Performance Period and, in so doing, may apply negative discretion as authorized by Section 2.11.

(iv)     Negative Discretion. In determining the actual size of an individual Performance Compensation Award for a Performance Period, the Administrator may, in its sole judgment, reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period.

(v)     Timing of Award Payments. The Performance Compensation Awards granted for a Performance Period shall be paid to Award recipients as soon as administratively possible following completion of the certifications required by Section 2.11, but in any event within the period required by Section 409A of the Code such that it qualifies as a “short-term deferral” pursuant to Section 1.409A-1(b)(4) of the Department of Treasury regulations, unless the Administrator shall determine that any Performance Compensation Award shall be deferred in compliance with Section 409A of the Code.

(vi)     Maximum Award Payable. Notwithstanding any provision contained in this Plan to the contrary, the maximum Performance Compensation Award that may be granted to any one Key Person under the Plan in any fiscal year of the Company is 500,000 shares of Common Stock or, in the event the Performance Compensation Award is paid in cash, other securities, other Awards or other property, the equivalent cash value of 500,000 shares of Common Stock on the first day of the Performance Period to which such Award relates, in each case subject to adjustment as provided in Section 1.5(c). Furthermore, any Performance Compensation Award that has been deferred shall not (between the date as of which the Award is deferred and the payment date) increase in a manner prohibited by Section 162(m) of the Code.

(vii)     Discretion. In no event shall any discretionary authority granted to the Administrator by the Plan be used to (A) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained, (B) increase a Performance Compensation Award for any Key Person at any time after the first 90 days of the Performance Period (or, if shorter, the maximum period allowed under Section 162(m)) or (C) increase a Performance Compensation Award above the maximum amount payable under Sections 1.5(a), 1.5(d) or 2.11 of the Plan.

Article III.
Miscellaneous

3.1	Amendment of the Plan; Modification of Awards

(a)     Amendment of the Plan. The Board may from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever, except that no such amendment shall materially impair any rights or materially increase any obligations under any Award theretofore made under the Plan without the consent of the grantee (or, upon the grantee’s death, the Person having the rights to the Award).

(b)     Stockholder Approval Requirement. Stockholder approval shall be required with respect to any amendment to the Plan that (i) expands the types of Awards available under the Plan (provided such approval shall not be required if the Company is a “foreign private issuer”, as defined in the rules of the SEC, or to the extent the Administrator determines that compliance with Section 162(m) of the Code would not be necessary), (ii) increases the number of shares which may be issued under the Plan (in the aggregate or to any individual), except as permitted pursuant to Section 1.5(c), (iii) expands the eligibility requirements of Persons eligible to receive Awards under the Plan, (iv) extends the term of the Plan or (v) is otherwise necessary to comply with any tax or regulatory requirement applicable to the Plan.

(c)     Modification of Awards. The Administrator also may amend any outstanding Award Agreement in any manner, including, without limitation, by amendment which would: (i) cancel an Award, (ii) accelerate the time or times at which the Award becomes unrestricted, vested or may be exercised; (iii) waive or amend any goals, restrictions or conditions set forth in the Award Agreement; or (iv) waive or amend the operation of Sections 2.4, 2.6(e) or 2.7(c) with respect to the termination of the Award upon termination of employment or consultancy relationship with the Company and its Subsidiaries or dismissal from the Board; provided, however, that no such amendment shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Award. However, any such cancellation or amendment that materially impairs the rights or materially increases the obligations of a grantee under an outstanding Award shall be made only with the consent of the grantee (or, upon the grantee’s death, the Person having the right to exercise the Award). In making any modification to an Award, the Administrator may consider the implications, if any, of such modification under the Code with respect to incentive stock options granted under the Plan and/or Sections 409A and 457A of the Code.

(d)     Repricing. The Board and/or the Administrator shall be permitted and authorized to modify or amend the Plan and/or any Awards granted under the Plan, or to take any other action, that results in a Repricing of then-outstanding Awards, provided that Repricing of options and stock appreciation rights granted under the Plan shall not be permitted to the extent such action could cause adverse tax consequences to the grantee under Sections 409A or 457A of the Code, to the extent applicable.

3.2	Consent Requirement

(a)     No Plan Action Without Required Consent. If the Administrator shall at any time determine that any Consent (as defined below) is necessary or desirable as a condition of, or in connection with, the granting of any Award under the Plan, the issuance or purchase of shares or other rights thereunder, or the taking of any other action thereunder (each such action being hereinafter referred to as a “Plan Action”), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Administrator.

(b)     Consent Defined. The term “Consent” as used herein with respect to any Plan Action means (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation, (ii) any and all written agreements and representations by the grantee with respect to the disposition of shares, or with respect to any other matter, which the Administrator shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made and (iii) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies.

3.3	Nonassignability

Except as provided in Sections 2.4(e), 2.5, 2.6(d) or 2.7(e), (a) no Award or right granted to any Person under the Plan or under any Award Agreement shall be assignable or transferable other than by will or by the laws of descent and distribution and (b) all rights granted under the Plan or any Award Agreement shall be exercisable during the life of the grantee only by the grantee or the grantee’s legal representative or the grantee’s permissible successors or assigns (as authorized and determined by the Administrator). All terms and conditions of the Plan and the applicable Award Agreements will be binding upon any permitted successors or assigns.

3.4	Taxes

(a)     Withholding. A grantee or other Award holder under the Plan shall be required to pay, in cash, to the Company, and the Company and its Affiliates shall have the right and are hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to such grantee or other Award holder, the amount of any applicable withholding taxes in respect of an Award, its grant, its exercise, its vesting, or any payment or transfer under an Award or under the Plan, and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for payment of such taxes. Whenever shares of Common Stock are to be delivered pursuant to an Award under the Plan, with the approval of the Administrator or as provided in the applicable Award Agreement, which the Administrator shall have sole discretion whether or not to give, the grantee may satisfy the foregoing condition by electing to have the Company withhold from delivery shares having a value equal to the amount of minimum tax required to be withheld. Such shares shall be valued at their Fair Market Value as of the date on which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an Award as may be approved by the Administrator in its sole discretion. Notwithstanding the foregoing, beginning on January 1, 2017, the Company in its sole discretion may withhold shares of Common Stock with a Fair Market Value up to the maximum statutory withholding liability.

(b)     Liability for Taxes. Grantees and holders of Awards are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards (including, without limitation, any taxes arising under Sections 409A and 457A of the Code), and the Company shall not have any obligation to indemnify or otherwise hold any such Person harmless from any or all of such taxes. The Administrator shall have the discretion to organize any deferral program, to require deferral election forms, and to grant or, notwithstanding anything to the contrary in the Plan or any Award Agreement, to unilaterally modify any Award in a manner that (i) conforms with the requirements of Sections 409A and 457A of the Code (to the extent applicable), (ii) voids any participant election to the extent it would violate Section 409A or 457A of the Code (to the extent applicable) and (iii) for any distribution event or election that could be expected to violate Section 409A of the Code, make the distribution only upon the earliest of the first to occur of a “permissible distribution event” within the meaning of Section 409A of the Code or a distribution event that the participant elects in accordance with Section 409A of the Code. The Administrator shall have the sole discretion to interpret the requirements of the Code, including, without limitation, Sections 409A and 457A, for purposes of the Plan and all Awards.

3.5	Operation and Conduct of Business

Nothing in the Plan or any Award Agreement shall be construed as limiting or preventing the Company or any of its Affiliates from taking any action with respect to the operation and conduct of their business that they deem appropriate or in their best interests, including any or all adjustments, recapitalizations, reorganizations, exchanges or other changes in the capital structure of the Company or any of its Affiliates, any merger or consolidation of the Company or any of its Affiliates, any issuance of Company shares or other securities or subscription rights, any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or other securities or rights thereof, any dissolution or liquidation of the Company or any of its Affiliates, any sale or transfer of all or any part of the assets or business of the Company or any of its Affiliates, or any other corporate act or proceeding, whether of a similar character or otherwise.

3.6	No Rights to Awards

No Key Person or other Person shall have any claim to be granted any Award under the Plan.

3.7	Right of Discharge Reserved

Nothing in the Plan or in any Award Agreement shall confer upon any grantee the right to continue his or her employment with the Company or any of its Affiliates, his or her consultancy relationship with the Company or any of its Affiliates, or his or her position as a director of the Company or any of its Affiliates, or affect any right that the Company or any of its Affiliates may have to terminate such employment or consultancy relationship or service as a director.

3.8	Non-Uniform Determinations

The Administrator’s determinations and the treatment of Key Persons and grantees and their beneficiaries under the Plan need not be uniform and may be made and determined by the Administrator selectively among Persons who receive, or who are eligible to receive, Awards under the Plan (whether or not such Persons are similarly situated). Without limiting the generality of the foregoing, the Administrator shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Award Agreements, as to (a) the Persons to receive Awards under the Plan, (b) the types of Awards granted under the Plan, (c) the number of shares to be covered by, or with respect to which payments, rights or other matters are to be calculated with respect to, Awards and (d) the terms and conditions of Awards.

3.9	Other Payments or Awards

Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company from making any award or payment to any Person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

3.10	Headings

Any section, subsection, paragraph or other subdivision headings contained herein are for the purpose of convenience only and are not intended to expand, limit or otherwise define the contents of such subdivisions.

3.11	Effective Date and Term of Plan

(a)     Adoption; Stockholder Approval. The Plan was adopted by the Board on November 7, 2016 and is effective as of the date it is approved by the stockholders of the Company (such date, the “Effective Date”).

(b)     Termination of Plan. The Board may terminate the Plan at any time. All Awards made under the Plan prior to its termination shall remain in effect until such Awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Award Agreements. No Awards may be granted under the Plan following the tenth anniversary of the date on which the Plan was adopted by the Board.

3.12	Restriction on Issuance of Stock Pursuant to Awards

The Company shall not permit any shares of Common Stock to be issued pursuant to Awards granted under the Plan unless such shares of Common Stock are fully paid and non-assessable under applicable law. Notwithstanding anything to the contrary in the Plan or any Award Agreement, at the time of the exercise of any Award, at the time of vesting of any Award, at the time of payment of shares of Common Stock in exchange for, or in cancellation of, any Award, or at the time of grant of any unrestricted shares under the Plan, the Company and the Administrator may, if either shall deem it necessary or advisable for any reason, require the holder of an Award (a) to represent in writing to the Company that it is the Award holder’s then-intention to acquire the shares with respect to which the Award is granted for investment and not with a view to the distribution thereof or (b) to postpone the date of exercise until such time as the Company has available for delivery to the Award holder a prospectus meeting the requirements of all applicable securities laws; provided, that, any postponement shall extend the term during which any options or stock appreciation rights may be exercised beyond the seventh anniversary, but in no case will such extension go beyond the tenth anniversary of the date of grant of any such options or stock appreciation rights; and no shares shall be issued or transferred in connection with any Award unless and until all legal requirements applicable to the issuance or transfer of such shares have been complied with to the satisfaction of the Company and the Administrator. The Company and the Administrator shall have the right to condition any issuance of shares to any Award holder hereunder on such Person’s undertaking in writing to comply with such restrictions on the subsequent transfer of such shares as the Company or the Administrator shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and all share certificates delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Company or the Administrator may deem advisable under the Plan, the applicable Award Agreement or the rules, regulations and other requirements of the SEC, any stock exchange upon which such shares are listed, and any applicable securities or other laws, and certificates representing such shares may contain a legend to reflect any such restrictions. The Administrator may refuse to issue or transfer any shares or other consideration under an Award if it determines that the issuance or transfer of such shares or other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the 1934 Act, and any payment tendered to the Company by a grantee or other Award holder in connection with the exercise of such Award shall be promptly refunded to the relevant grantee or other Award holder. Without limiting the generality of the foregoing, no Award granted under the Plan shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Administrator has determined that any such offer, if made, would be in compliance with all applicable requirements of any applicable securities laws.

3.13	Requirement of Notification of Election Under Section 83(b) of the Code or Upon Disqualifying Disposition Under Section 421(b) of the Code

(a)     Notification of Election Under Section 83(b) of the Code. If an Award recipient, in connection with the acquisition of Company shares under the Plan, makes an election under Section 83(b) of the Code (to include in gross income in the year of transfer the amounts specified in Section 83(b) of the Code), the grantee shall notify the Administrator of such election within ten days of filing notice of the election with the U.S. Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code.

(b)     Notification of Disqualifying Disposition of Incentive Stock Options. If an Award recipient shall make any disposition of Company shares delivered pursuant to the exercise of an incentive stock option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions) or any successor provision of the Code, the grantee shall notify the Company of such disposition within ten days thereof.

3.14	Severability

If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Administrator, such provision shall be construed or deemed amended to conform to the applicable laws or, if it cannot be construed or deemed amended without, in the determination of the Administrator, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

3.15	Sections 409A and 457A

To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Sections 409A and 457A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder. Notwithstanding any provision of the Plan or any applicable Award Agreement to the contrary, in the event that the Administrator determines that any Award may be subject to Section 409A or 457A of the Code, the Administrator may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (i) exempt the Plan and Award from Sections 409A and 457A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (ii) comply with the requirements of Sections 409A and 457A of the Code and related Department of Treasury guidance and thereby avoid the application of penalty taxes under Sections 409A and 457A of the Code.

3.16	Forfeiture; Clawback

The Administrator may specify in the applicable Award Agreement that any realized gain with respect to options or stock appreciation rights and any realized value with respect to other Awards shall be subject to forfeiture or clawback, as required by applicable law, in the event of (a) a grantee’s breach of any non-competition, non-solicitation, confidentiality or other restrictive covenants with respect to the Company or its Subsidiaries, (b) a grantee’s breach of any employment or consulting agreement with the Company or any of its Subsidiaries, (c) a grantee’s termination of employment or consultancy relationship with the Company and its Subsidiaries for Cause or (d) a financial restatement that reduces the amount of compensation under the Plan previously awarded to a grantee that would have been earned had results been properly reported.

3.17	No Trust or Fund Created

Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and an Award recipient or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or its Affiliate.

3.18	No Fractional Shares

No fractional shares shall be issued or delivered pursuant to the Plan or any Award, and the Administrator shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional shares or whether such fractional shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

3.19	Governing Law

The Plan will be construed and administered in accordance with the laws of the State of New York, without giving effect to principles of conflict of laws that would cause the laws of any other jurisdiction to apply.

*     *     *

EAGLE BULK

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KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following director nominees:

| For All | Withhold All | For All Except |
|---|---|---|
| ☐ | ☐ | ☐ |

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

______________________________

1. Election of Directors

Nominees

01 Randee E. Day
02 Justin A. Knowles
03 Paul M. Leand, Jr.
04 Casey Shanley
05 Bart Veldhuizen
06 Gary Vogel
07 Gary Weston

The Board of Directors recommends you vote FOR proposals 2 and 3.

NOTE: If you receive more than one proxy card, please vote with respect to each card you receive.

| | Yes | No |
|---|---|---|
| Please indicate if you plan to attend this meeting | ☐ | ☐ |

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000302508_1 R1.0.1.1

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:** The Notice & Proxy Statement is at www.proxyvote.com

**EAGLE BULK SHIPPING INC.**
**Annual Meeting of Shareholders**
**December 15, 2016 10:00 AM**
**This proxy is solicited by the Board of Directors**

The undersigned hereby appoints Gary Vogel and Frank De Costanzo, or either of them, each with full power of substitution, as proxies, to represent and vote as designated on the reverse side, all of the shares of Common Stock of Eagle Bulk Shipping Inc. held of record by the undersigned on October 20, 2016, at the Annual Meeting of Shareholders to be held at the offices of Akin Gump Strauss Hauer & Feld LLP, 44th Floor, One Bryant Park, New York, New York 10036 at 10:00 a.m., local time, on Thursday, December 15, 2016, or at any adjournment or postponement thereof.

**This proxy may be revoked at any time before it is exercised.**

**This proxy card, when properly executed, will be voted in the manner directed herein. If no direction is made but the card is signed, this proxy card will be voted "FOR" each of the nominees for director named in Proposal No. 1 and "FOR" Proposals No. 2 and 3. If any other matter is properly presented at the Annual Meeting of Shareholders, this proxy will be voted in accordance with the judgment of the persons appointed as proxies.**

0000302508_2 R1.0.1.1

**Continued and to be signed on reverse side**